UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

 Amended to add in Special Situations Advisory agreement and Pier 88 Sub-Advisory Agreement.

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05010

Mutual Fund and Variable Insurance Trust

(Exact name of registrant as specified in charter)

36 North New York Avenue

Huntington, NY 11743

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-631-629-4237

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1.	Reports to Shareholders.

Annual Shareholder Report

December 31, 2019
CLASS A SHARES
CLASS C SHARES
INSTITUTIONAL SHARES

Beginning on January 1, 2021, the Funds intend to meet their shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Funds’ website, www.rationalmf.com, rather than delivering paper copies. You will be notified by mail each time a report is posted and provided with the website link to access the report. You may elect to receive paper copies of a specific shareholder report or all future shareholder reports free of charge by contacting your financial intermediary (such as a broker- dealer or bank) or, if you are a direct investor, by calling the Funds at 1-800-253-0412. Your election to receive reports in paper will apply to all funds held within the fund complex.

You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically by contacting your financial intermediary or, if you are a direct shareholder, by calling the Funds at 1-800-253 -0412. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to do anything.

December 31, 2019

Rational Equity Armor Fund

Dear Fellow Shareholders,

The Rational Equity Armor Fund (the Fund) seeks total return on investment, with dividend income an important component of that return. The Fund seeks to achieve this goal by investing in two baskets, a long equity portfolio and a volatility hedge overlay. Prior to December 13, 2019 the Fund was managed by another sub-advisor with a different investment strategy. The Fund is now managed by Equity Armor Investments and its investment strategy is the Equity Armor Hedged Dividend Strategy.

Fund Performance

Since the strategy conversion, the Fund returned +0.48% (Institutional Class), while the S&P 500 Total Return Index benchmark returned +2.05%. Prior to December 13, 2019, the Fund had a different sub-advisor that implemented a different strategy.

The Fund’s total annualized returns through 12/31/19 as compared to the S&P 500 Total Return Index were as follows:

	1 Year	3 Years	5 Years	10 Years	Since Inception*
Institutional Class	11.32%	-1.33%	-0.27%	5.78%	5.08%
Class A	11.03%	-1.59%	-0.55%	5.51%	4.82%
Class C**	9.90%	-2.25%	-1.15%	4.79%	3.95%
Class A w/ Sales Charge	5.72%	-3.18%	-1.52%	5.00%	4.55%
S&P 500 TR Index (1)	31.49%	15.27%	11.70%	12.16%	7.33%

**	Inception: 03/01/2001

**	Class C Shares commenced operations on January 3, 2014. Returns prior to that date are of the Institutional Shares, adjusted for expenses of Class C Shares. Institutional Shares would have had substantially similar annual returns because the shares are invested in the same portfolio.

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.RationalMF.com.

Strategy Overview

The long equity portfolio is comprised of stocks included within the S&P 500 Index, whose prices are primarily driven by the economy rather than company specific information; are suitable or neutral to the current economy; do not exhibit excessive reaction to economic changes; and historically have tended to decrease less in value than the S&P 500 index during periods of declines in the index.

The volatility hedge overlay is comprised of Equity Armor Investments VOL365 Index, ticker: EAVOL (the “Index”). The Index was created to accommodate those looking to have long volatility exposure over a long period of time while avoiding the decay typically associated with such positioning. The Index selects positions that present the least potential for time decay while maintaining the highest correlation to the VIX price movement each day. The Fund’s volatility component seeks to track two-thirds the return of the EAVOL index.

Equity Armor Investments’ view in December, as the stock market wrapped up a fantastic year in equities, was to prepare for 2020. 2019 saw growth stocks expand at a rapid rate but remain very concentrated among a handful of stocks that provided much of the index returns, with the 64.4% return for the semiconductors total return index leading the charge. The semis were led by the likes of AMD, which surged 148% as the chipmaker began focusing on the personal computer, server and gaming markets. Such tremendous gains are not necessarily economically driven but driven by company- specific news. The concentration of returns coming from a few sectors has continued in 2020. The S&P 500 Index has continued to become more concentrated in its returns, as four names, Microsoft, Apple, Google, and Amazon (“MAGA”) have accounted for 67% of the S&P 500 YTD returns as of 2/11/2020. It has been easy to construct a portfolio of MAGA stocks and semis and do well, however, investors can find themselves less diversified, which can increase potential, downside risk. The Rational Equity Armor Fund seeks to increase diversity by developing a portfolio focused on a broad range of economic factors.

The Fund was also able to buy volatility at historically low levels at the end of 2019 in an effort to add further risk management should a downturn occur.

We expect to see an increase in volatility this year due to the election, uncertainty surrounding the European trade with Brexit and the ongoing China phase 2 trade negotiations along with the potential risks that are unknown (such as a serious contagion from the coronavirus).. We expect there will be increased volatility both to the upside and the downside. Given these factors, we find it prudent for investors to consider a higher percentage of their portfolio in dividend paying stocks than in previous years, especially with bond yields so historically low.

The Economy

A bar’s direction represents whether that economic factor is currently above or below its moving one-year average lagged three months. The magnitude of the bar represents how far the economic factor is from that moving average.

The equity portfolio is selected based upon the 17 key economic variables shown above seeking to minimize these sensitivities as much as possible, and to create a portfolio that is expected to be driven by the economy rather than by idiosyncratic information. In this manner we aim to design a portfolio that receives a tailwind based upon current macroeconomic conditions.

The portfolio’s value is expected to change mostly due to changes in the economic factors rather than information specific to any single S&P 500 single stock or any market sector. 80% or more of the stocks selected pay a dividend, and no one sector consists of more than 25% of the Fund’s assets with an objective to maintain diversification and obtain yield with the Fund.

Volatility Conditions

The Fund’s goal is to take advantage of the historical mean reversion of volatility by (a) using the Equity Armor Investments VOL365 Index (EAVOL) to provide a volatility overlay as a hedge for downside equity risk exposure, and (b) to add alpha to equity portfolios by rebalancing equity to EAVOL index weightings in times of dislocation.

The EAVOL Index is a dynamic VIX futures trading system, which analyzes the market and selects the optimal VIX positions to hold to take advantage of shifts in the volatility futures expiration curve.

The Fund also attempts to add alpha to the equity holdings by rebalancing a core long holding in the EAVOL Index. The VIX index is simply an index, a calculation, which can go up in value or down in value depending on the S&P 500 index options’ 30-day expectation of implied volatility. Historically, it has fluctuated in a range over time. Opportunities arise when stocks go lower and the EVAOL Index, which seeks to correlate to near dated VIX futures, rises in value. The Fund rebalances the EAVOL Index and equity holdings daily, on days of market volatility, and uses the profit proceeds from exposure to the EAVOL Index to buy stocks that are typically lower. The reverse is also true; when stocks go higher and the EAVOL Index typically goes lower, opportunities to sell high and buy low can potentially emerge.

Summary

As experienced investors and traders, we at Equity Armor Investments note two typical patterns in the stock market that given a long enough period, S&P 500 stocks have gone higher while stocks experience major corrections along the way. We are going into our 11th year in the bull market, and along the way each time the VIX has neared the 11 level (plus or minus 20%), we seem to see the volatility pendulum swing back to the other extreme within a few months. The Fund’s constant volatility overlay provides consistent positioning and diversity that seeks to avoid wishing or jumping on momentum. We cannot say for certain when the next correction will come, but we believe the Fund invests in a prudent and effective manner to weather any storm while potentially increasing wealth over time. We believe that employing an investment strategy that is data -driven; seeks to invest in stocks that should experience less volatility than the market on down days; and maintains a volatility overlay will enable the Fund both to seek capital appreciation and take advantage of volatility in the market over full market cycles

Sincerely,
Joe Tigay
Brian Stutland
Luke Rahbari
Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Rational Strategic Allocation Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

3275-NLD-2/21/2020

Rational Equity Armor Fund (Formerly, Rational Dividend Capture Fund)
PORTFOLIO REVIEW (Unaudited)
December 31, 2019

The Fund’s performance figures* for each of the periods ended December 31, 2019, compared to its benchmarks:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception(a)	Since Inception(b)
Class A	11.03%	(0.55)%	5.51%	4.82%	N/A
Class A with load	5.72%	(1.52)%	5.00%	4.55%	N/A
Class C	9.90%	(1.15)%	N/A	N/A	0.56%
Institutional	11.32%	(0.27)%	5.78%	5.08%	N/A
S&P 500 Total Return Index (c)	31.93%	9.52%	12.16%	7.18%	10.14%
S&P 500 Value Total Return Index (d)	31.49%	11.70%	13.56%	7.33%	12.21%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s December 13, 2019 prospectus, the total annual operating expense are 1.58% for Institutional shares, 1.82% for A shares and 2.59% for C shares before fee waivers. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 4.75%.

(a)	Inception date is February 28, 2001 for Class A, Institutional and the benchmarks.

(b)	Inception date is January 2, 2014 for Class C and the benchmarks.

(c)	The “S&P 500 Total Return Index,” a registered trademark of S&P Global., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(d)	The S&P 500 Value Total Return Index uses a numerical ranking system based on four value factors and three growth factors to determine the constituents and their weightings. Investors cannot invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Healthcare - Products	10.5%
Insurance	10.5%
Retail	9.2%
Commercial Services	7.9%
Electric	7.4%
REITs	6.9%
Machinery - Diversified	5.2%
Environmental Control	5.0%
Diversified Financial Services	4.8%
Miscellaneous Manufacturing	2.8%
Other/Short-Term Investments	29.8%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

December 31, 2019

Rational Tactical Return Fund

Dear Fellow Shareholders,

The Rational Tactical Return Fund (the “Fund”) seeks total returns consisting of capital appreciation and income by making investments in long and short call and put options on futures contracts on the S&P 500 Index, as well as cash, and cash equivalents. 2019 was the second full year for Warrington to be the Sub Advisor for the Rational Tactical Return Fund. For the year, the Fund posted a +8.35% (Class I) return versus the +31.49% for its S&P 500 TR Index (S&P).

Investment Strategy

The Sub Advisor’s strategy seeks to achieve its investment objective in three ways: (1) Premium Collection – the Fund collects premiums on options it sells; (2) Volatility Trading – the Fund may enter into positions designed to hedge or profit from either an increase or a decrease in Index volatility; and (3) Trend Following – the Fund may increase or decrease the balance of puts and calls based on trending market direction. The Fund is designed to produce returns that are not correlated with equity market returns. The Fund employs strict risk management procedures, supported by both technical and fundamental analysis, that are intended to provide consistency of returns and to mitigate the extent of losses.

Fund Performance

The Tactical Return Fund generated a 2019 return of +8.35% (Class I), versus +31.49% for its S&P 500 TR Index (S&P) benchmark.

As other competitors in the Fund’s Morningstar category are more closely correlated with equity markets, the Fund lagged some of those competitors. Outperforming equity markets is not the target of the fund, but rather the goal is to achieve consistent positive returns in a variety of market environments. Using both quantitative and fundamental indicators to ascertain near-term market movements, Warrington was able to navigate the markets and minimize losses during volatile periods due to stringent risk management, while concurrently seeking profit opportunities. That balanced approach with a healthy respect for risk management may have caused the Fund to lag category leaders, but the same approach helps protect the Fund during volatile periods.

The Fund’s total annualized returns through 12/31/19 as compared to the S&P 500 TR Index (S&P) benchmark were as follows:

						Since
		Since				Inception
	1 Year	12/5/17	3 Years	5 Years	10 Years	(05/02/07)
Class A	8.09%	8.90%	7.01%	2.02%	1.88%	-1.69%
Class I	8.35%	9.17%	7.14%	2.05%	2.04%	-1.51%
Class A with Sales Charge	2.99%	6.37%	5.27%	1.01%	1.39%	-2.06%
S&P 500 Total Return Index (1)	31.49%	12.65%	n/a**	n/a**	n/a**	n/a**

*	Prior to 12/5/2017, the Rational Tactical Return Fund was named the Rational Real Strategies Fund, which implemented a different investment strategy.

**	S&P 500 TR Index not relevant to strategy prior to 12/5/2017 strategy change.

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-

end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.RationalMF.com.

Summary

In its second full year as the Fund’s Sub Advisor, Warrington continued to provide strong absolute and relative returns, while consistently managing market risks. The Fund’s assets grew significantly in 2019, and we seek to continue that growth as equity markets have become richly valued in recent months, increasing the likelihood of future market declines. In volatile markets, Warrington ensures that risk management is paramount, while concurrently evaluating the risk / reward relationship of the opportunities presented by those volatile markets.

Sincerely,

Scott Kimple and Mark Adams

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Rational Tactical Return Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

4216-NLD-2/14/2020

Rational Tactical Return Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2019

The Fund’s performance figures* for each of the periods ended December 31, 2019, compared to its benchmark:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception(a)	Since Inception(b)
Class A	8.09%	2.02%	1.88%	(1.69)%	N/A
Class A with load	2.99%	1.01%	1.39%	(2.06)%	N/A
Class C	7.01%	N/A	N/A	N/A	6.74%
Institutional	8.35%	2.05%	2.04%	(1.51)%	N/A
S&P 500 Total Return Index (c)	31.49%	11.70%	13.56%	8.60%	15.10%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s June 11, 2019 prospectus, the total annual operating expense are 3.24% for Institutional Class shares, 3.58% for Class A shares and 4.24% for Class C shares before fee waivers. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 4.75%.

(a)	Inception date is May 1, 2007 for Class A, Institutional and the benchmark.

(b)	Inception date is May 31, 2016 for Class C and the benchmark.

(c)	The “S&P 500 Total Return Index,” a registered trademark of S&P Global., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Industry	% of Net Assets
Short-Term Investments	79.4%
Other/Cash & Equivalents	20.6%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

December 31, 2019

Rational Dynamic Brands Fund

Dear Fellow Shareholders,

The Rational Dynamic Brands Fund (the “Fund”) seeks long-term capital appreciation by investing in a focused group (25-50 holdings) of the most attractive & relevant brands contained in the Alpha Brands Consumer Spending Index (the “Index”) which has 200 constituents. Security selection is driven by a combination of fundamental and technical factors as well as using a proprietary brand relevancy scoring system that pulls from >40 business assessment factors using a qualitative and quantitative approach. In times of economic turmoil or unusually high equity valuations where equity risk is deemed high, the Fund may also invest in cash and cash equivalents and in asset classes that have historically been safe havens when equities were experiencing drawdowns. De -risking is designed to happen in stages. Risk management decisions are guided by: relative strength leadership, economic growth trajectory, the Fund management team’s assessment of the dominant equity trend, economic growth profile, consumer health, equity valuations, technical analysis, FED policy, investor sentiment, and changes in interest rates, credit spreads, and asset class volatility trends.

Investment Strategy

The Fund normally pursues its investment objective by investing primarily in equity securities contained in the Alpha Brands Consumer Spending Index. The Index contains 200 leading and relevant Brands across all sectors but focuses on 70+ consumption-focused sub -industries. The Fund invests primarily in companies with market capitalizations above $1 billion, although it may invest without limit in companies of any market capitalization so long as the companies are included in the Brands Index. The Fund may invest in non-U.S. equities so long as those equities are included in the Index. The Fund is agnostic to style, market cap, and geography and is designed to track the global household spending theme via the most relevant business-to-consumer and business-to-business brands from within the Index.

The Fund is managed with a Core + Tactical approach where core brands, also known as Mega Brands, will typically hold higher portfolio weights than tactical brands. Mega Brands operate with secular growth tailwinds and exhibit leadership characteristics in key consumption industries relative to the Brands Index universe.

These are the characteristics of a Mega Brand or Emerging Mega Brand:

●	Customer obsessed

●	A corporate culture of innovation and self-disruption

●	Sell products and services that are in high demand

●	Have strong brand-love from customers

●	Serve large and global addressable market opportunities

●	Appeal to multiple demographic groups aiding the ability to expand the revenue growth opportunities.

Tactical brands exhibit attractive technical set-ups and/or have near -term catalysts that could offer investment opportunities in out-of-favor brands (or sub-industries) from within the Brands Index universe. Tactical brands are often contrarian in nature and complement or diversify core Mega brands. Tactical allocations are often follow-on ideas from within attractive industries where the Investment Committee has determined greater exposure is warranted. The Fund management team may also, at times, choose to add tactical exposure on oversold conditions using highly liquid index and/or sector ETF’s as a supplement to the leading brands in the portfolio. The final part of the investment process determines the tactical target for exposure to equities. Target equity exposure, and portfolio risk, are updated in real-time based on economic, household consumption, corporate, technical, and sentiment investment factors.

Fund Performance

On 10/17/17, the Rational Defensive Growth Fund was converted and renamed the Rational Dynamic Brands Fund. Since Accuvest Global Advisors took over as the sub-advisor for the Fund, performance has been strong on a relative and absolute basis. Consumer stocks have performed well driven by the wealth effect and the consumption portion of the economy remains the key driver of economic activity. As of 12/31/19, the Rational Dynamic Brands Fund gained a cumulative +35.24% and +14.67% annualized (Class I) since being converted to the Brands portfolio on 10/17/17. Over the same timeframe, the S&P 500 TR Index return was a cumulative +31.88% and +13.37% annualized. Additionally, the monthly beta for the Fund is .89 or 11% less volatile than the market since becoming the Dynamic Brands strategy.

For 2019, the Fund provided investors with an attractive return while managing risks. The Fund underperformed the S&P 500 almost exclusively due to holding a 20% cash buffer for January and part of February. The Fund’s prospectus allows the team to be fully invested or hold above average holdings in cash as a buffer for potential downside risk. In 2018, this flexibility & ability to hold up to 40% cash helped the Fund outperform the S&P 500 by over 500bps. The team’s goal in managing the Fund is balanced between providing strong total returns and maintaining a lower risk profile than other Fund peers. The ride our investors take is as important to us as them reaching their targeted destination. This portfolio flexibility remains a key differentiator in a world where the typical active mutual fund must remain fully invested at all times, in good times or bad.

Our outperformance since taking over the fund on 10/17/17 was driven primarily by an active decision to overweight growth versus value, cyclicals versus defensives, and domestic versus international stocks. Beginning in 2019, the Fund management team significantly increased its exposure to non-U.S. stocks while maintaining its focus on growth brands. International equities, particularly Emerging Market equities have significantly underperformed domestic equities and now appear significantly undervalued on an absolute basis and relative to U.S. equities. A falling U.S. Dollar should offer a new tailwind to non-U.S. stocks. In a low growth and low interest rate world, growth stocks should continue to outperform value stocks but the Fund management team will continue to monitor the relative performance of value stocks versus growth stocks and has flexibility to increase exposure to value should the evidence warrant the switch. This portfolio flexibility offers a key competitive advantage over Fund peers.

The Fund’s top 3 over-weights relative to the S&P 500 as of 12/31/2019 are Consumer Discretionary (33.98% versus 9.73% for the S&P 500 Index) Communication Services (28.63% versus 10.35% for the S&P 500 Index), and Real Estate (3.91% versus 2.91% for the S&P 500 Index). The Fund’s top 3 under-weights relative to the S&P 500 are Healthcare (3.99% versus 14.15% for the S&P 500 Index), Financials (1.99% versus 12.92% for the S&P 500 Index) and Industrials (0% versus 9.02% for the S&P 500 Index). As of 12/31/2019, cash makes up less than 2% of the total fund holdings.

The Fund will typically be overweight the leading consumer brands given its focus on consumer spending but has no mandate to do so on an ongoing basis relative to the other brands included in the Brands Index 200.

The Fund’s total annualized returns through 12/31/19 as compared to the S&P 500 Total Return Index were as follows. Reminder, the Fund was converted to the Dynamic Brands Equity Strategy 10/17/17:

	1 Year	5 Years	10 Years	Since Inception (09/30/02)

Class A	26.72%	7.42%	10.52%	10.36%
Class I	27.03%	7.71%	10.80%	10.64%
Class A with Sales Charge	20.69%	6.38%	9.99%	10.05%
S&P 500 Total Return Index (1)	31.49%	11.70%	13.56%	10.45%

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.RationalMF.com.

Summary

Consumer spending is the key driver of U.S. economic growth at 71% of GDP. Household spending also drives global activity at roughly 60% of world GDP. An intelligently constructed and risk aware portfolio of the most relevant and powerful Mega Brands, Emerging Mega Brands, and the brands offering attractive Tactical Opportunities offers investors precise and thoughtful exposure to the engine of global economic growth called Consumerism. Our goal is to construct portfolios that track “lifetime spending” patterns via the leading brands winning our mind and wallet-share. As we enter 2020, our view of the consumer sector is positive even as the macro-economic environment has softened year-over-year. Wages are rising, household debt to disposable income is low relative to historical standards, and consumer sentiment remains positive. With historically low unemployment and ample opportunities for switching jobs and obtaining wage gains, consumption capacity remains attractive. The economic datapoints outside the U.S. remain mostly weak but appear to be troughing. Because of this and including Fund management’s expectation of tame U.S. Dollar appreciation, an overweight position in non-U.S. brands should remain a key competitive advantage versus Fund peers, who are anchored to owning U.S. stocks by prospectus. The Fund management team’s flexibility continues to offer investors a key advantage over traditional U.S. large cap peers.

At the tail end of the economic cycle, consumer spending tends to shift from price insensitivity to price conscious. The Dynamic Brands portfolio currently reflects a focus on the brands that exhibit pricing power and resiliency in a slower overall economy. Many of the secular themes the Fund invests in will continue regardless of how the economic cycle progresses. The Fund currently holds a combination of Iconic Brands across important spending categories like: E- Commerce, Specialized Restaurants, Media & Entertainment, Luxury & Athleisure Apparel & Footwear, Mobile & Digital Payments, Artificial Intelligence, Medical Robotics, Genetics, Cloud Computing, Consumer Electronics, Warehouse shopping, Home Improvement, Video Gaming, Credit Card Processing & mobile payments, Wireless Towers & 5G, Global Asset Management & Private Equity, Cosmetics & Personal Care Products, Luxury Automotive & EV Automotive, Social Media, Live Entertainment, Digital Ad Adoption, Streaming Media, Luxury Home Furnishings, Semiconductors focused on AI & Video Gaming, Online Dating, and brands vital to the consumption supply chain. As demographics and spending patterns evolve and/or the economic data changes, so too will our allocations to the leading brands.

In times of uncertainty or high market stress, the Fund can reduce equity exposure. As of 12/31/2019, the Fund held a nominal cash position based on our bullish bias. We have many tools at our disposal to help protect capital when we see evidence of a prolonged economic slowdown or if a negative change in liquidity or access to credit begins to present itself.

Successful investing requires a long-term outlook focused on objective criteria that create value. Given how important the global consumer spending theme is to overall world GDP, we continue to believe a dedicated allocation to the consumer makes sense for every investor. An allocation focused on the most relevant and innovative brands offers this option in a know what you own and why you own it approach. We anticipate being opportunistic with our cash flexibility sometime during 2020 and will continue to invest in the most relevant Mega Brands serving global consumers, particularly if they go on sale.

Sincerely,

David Garff, Eric Clark, and James Calhoun
Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

(1)	The S&P 500 Value Total Return Index® (“S&P 500 Value TR”) is an unmanaged market-capitalization weighted index consisting of those stocks within the S&P 500 that exhibit strong value characteristics. It uses a numerical ranking system based on four value factors and three growth factors to determine the constituents and their weightings. The S&P 500 Total Return Index® (“S&P 500 TR”) is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an Index. For additional disclosure relating to the S&P 500 Value TR and S&P 500 TR, please see “Additional Disclaimers” in the Fund’s Prospectus.

4214-NLD-2/14/2020

Rational Dynamic Brands Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2019

The Fund’s performance figures* for each of the periods ended December 31, 2019, compared to its benchmark:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception(a)	Since Inception(b)
Class A	26.72%	7.42%	10.52%	10.36%	N/A
Class A with load	20.69%	6.38%	9.99%	10.05%	N/A
Class C	25.54%	6.80%	N/A	N/A	5.47%
Institutional	27.03%	7.71%	10.80%	10.64%	N/A
S&P 500 Total Return Index (c)	31.49%	11.70%	13.56%	10.45%	12.21%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s June 11, 2019 prospectus, the total annual operating expense are 1.69% for Institutional shares, 2.07% for Class A shares and 2.75% for Class C shares before fee waivers. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 4.75%.

(a)	Inception date is September 27, 2002, for Class A, Institutional and the benchmark.

(b)	Inception date is January 2, 2014 for Class C and the benchmark.

(c)	The “S&P 500 Total Return Index,” a registered trademark of S&P Global., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Internet	28.7%
Retail	16.1%
Diversified Financial Services	7.4%
Software	7.1%
Home Furnishings	4.4%
REITS	3.9%
Apparel	3.8%
Toys/Games/Hobbies	3.8%
Media	3.7%
Computers	3.3%
Other/Short-Term Investments	17.8%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

December 31, 2019

Rational Strategic Allocation Fund

Dear Fellow Shareholders,

The Rational Strategic Allocation Fund (the “Fund”) seeks current income and moderate appreciation of capital by investing in a combination of mutual funds and exchange-traded funds (“ETFs”). During 2019, the Fund underperformed the S&P 500 Total Return Index (1) and its Strategic Allocation Indices Blend (“BAIB”) (2) benchmark with a +12.49% (Class A) return versus +31.49% for the S&P 500 Total Return Index and +22.18% for the BAIB benchmark. The Fund’s relative performance was constrained by its overweight allocation to fixed income funds.

Investment Strategy

The Fund seeks to achieve its objective by investing in a combination of underlying mutual funds and ETFs. We invest in equity, income and uncorrelated investment strategies. We select underlying funds using a fundamental research process, including a top-down analysis of market conditions and investment category historical performance during various market conditions. We also perform a bottom-up analysis of each potential fund for investment, including investment allocations, investment valuations and characteristics, positioning, historical performance during various market conditions and each fund’s portfolio manager’s outlook.

Fund Performance

During 2019, the Fund returned +12.49% (Class A), trailing its BAIB benchmark’s return of +22.18%. The Fund benefited from its allocations to US equity funds as this was one of the best performing global asset classes in 2019 due to the accommodative monetary policy of the US Federal Reserve. Headline concerns regarding global growth, the ongoing US-China trade war, and geopolitical turbulence in the Eurozone were pushed aside by the US equity market as the Fed cut interest rates three times over the course of the year. The S&P 500 Index continued to make new record highs and returned +31.49% in 2019. Fixed income also benefited from the Fed’s rate cuts, and the Bloomberg Barclays U.S. Aggregate Bond Index (3) returned 8.72% in 2019. Despite the strong performance of the Fund’s allocations to equity and alternative funds, the Fund trailed its BAIB benchmark due to an overweight allocation to fixed income funds.

Most of the holdings performed to our expectations. The top performing funds held in the portfolio during 2019 were: The Catalyst Enhanced Core Fund (OIPIX +29.01%), the Rational Dynamic Brands Fund (HSUTX +27.03%), and the Rational NuWave Enhanced Market Opportunity Fund (NUXIX +24.38%). The weakest performing funds held in the portfolio during 2019 were: The Context Insurance Linked Income Fund (ILSIX -1.91%) and the Rational Income Opportunities Fund (RTFIX +2.04%).

The Fund’s total annualized returns through 12/31/19 as compared to the S&P 500 Total Return Index were as follows:

	1 Year	3 Years	5 Years	Since Inception (07/30/09)
Class A	12.49%	6.77%	5.62%	6.31%
Class A with Sales Charge	7.10%	5.05%	4.23%	5.81%
Strategic Allocation Indices Blend (2)	22.18%	10.87%	8.37%	10.32%
S&P 500 Total Return Index (1)	31.49%	15.27%	11.70%	14.41%

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.RationalMF.com.

Summary

The Rational Strategic Allocation Fund underperformed its Strategic Allocation Indices Blend benchmark during 2019. The majority of the holdings performed to our expectations and the Fund benefited from its allocations to equity and alternative funds. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Rational Strategic Allocation Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller
Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Rational Strategic Allocation Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	The Strategic Allocation Indices Blend (“BAIB”) is a custom blended index comprised of the following two indices with their noted respective weightings: Standard & Poor’s 500 Index® (“S&P 500”) (60%) and the Barclays U.S. Aggregate Bond Index (40%). The Barclays U.S. Aggregate Index is comprised of securities from the Barclays Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cash flows. The S&P 500 is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index. For additional disclosure relating to the S&P 500, please see “Additional Disclaimers” in this Prospectus.

(3)	The Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Insider Income Fund may or may not purchase the types of securities represented by the Barclays U.S. Aggregate Bond Index.

4215-NLD-2/14/2020

Rational Strategic Allocation Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2019

The Fund’s performance figures* for each of the periods ended December 31, 2019, compared to its benchmark:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception(a)	Since Inception(b)
Class A	12.49%	5.26%	5.77%	6.31%	N/A
Class A with load	7.10%	4.23%	5.25%	5.81%	N/A
Class C	11.61%	N/A	N/A	N/A	6.27%
Institutional	12.64%	N/A	N/A	N/A	7.32%
S&P 500 Total Return Index (c)	31.49%	11.70%	13.56%	14.41%	15.10%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s December 13, 2019 prospectus, the total annual operating expense are 2.28% for Institutional shares, 2.61% for Class A shares and 3.16% for Class C shares before fee waivers. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 4.75%.

(a)	Inception date is July 30, 2009 for Class A and the benchmark.

(b)	Inception date is May 31, 2016 for Class C, Institutional and the benchmark.

(c)	The “S&P 500 Total Return Index,” a registered trademark of S&P Global., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings	% of Net Assets
Equity Funds - Mutual Funds	41.2%
Debt Funds - Mutual Funds	48.0%
Equity Funds - Exchange Traded Funds	10.8%
Other/Short-Term Investments	0.0%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s total investments.

December 31, 2019

Rational/ReSolve Adaptive Asset Allocation Fund

Dear Fellow Shareholders,

The Rational/ReSolve Adaptive Asset Allocation Fund (“the Fund”) commenced trading on March 16th, 2018, when ReSolve officially became the Fund’s sub-advisor, replacing the previous manager. ReSolve Asset Management is a quantitative, systematic investment firm that relies on in-depth, academically backed and empirically proven practices for strategy construction.

Our Adaptive Asset Allocation1 methodology used in the Fund combines the strong historical return character of the momentum factor with global diversification and risk management, seeking to maximize both risk-adjusted returns and the compounding of positive rolling periods, with controlled maximum losses. The goal is to deliver an absolute-return strategy designed to thrive in most economic and market environments.

Strategy Benefits

Global Markets are in constant flux, from periods of strong growth, to inflationary regimes, to acute deflationary busts. This reality means investors need to access strategies that can go anywhere in the world with agility. Adaptive Asset Allocation (AAA) fulfills this role by creating dynamic portfolios using proprietary quantitative innovations that systematically emphasize global assets with strong and persistent trend and momentum characteristics, while seeking to maximize diversification and minimize total portfolio volatility.

General Market Review

Global asset classes recovered from their previous dismal year and experienced a strong 2019. Instead of policy shocks and market crashes, the Fed and other major central banks provided investors with the ample liquidity and dovish communication they’ve grown accustomed to (or rather, dependent on) and was once again the main driver for positive returns. For the first time in history, the Fed flirted with the possibility of resorting to negative nominal interest rates when it announced that policy rates were no longer limited to zero on the lower bound. The FOMC has also made public that they will now be looking at inflation over a longer rolling period, setting an implicit inflation target above 2% for the coming years.

The US-China Trade War dominated headlines as the see-saw of positive and negative developments served as temporary catalysts for risk appetite. As the year drew to a close, both sides agreed to an initial Phase One agreement that should be used as a framework for a more comprehensive trade deal in the coming year. The announcement led to a classic risk-on environment in global markets, as capital flowed towards global equities and away from sovereign bonds. It was the Christmas rally investors had been hoping for and were deprived of in 2018.

Global economic activity slowed considerably to its lowest rate since the global financial crisis, in no small part due to rising trade barriers between many of the world’s largest economic regions. Increased protectionism drove capital spending and industrial production downwards, while lower unemployment kept consumers spending and confidence afloat, partially counterbalancing some of the negative pressures. This eventually led to interest rate cuts and renewed balance sheet expansion by both the Fed and the ECB. The latter’s decision to appoint former head of the IMF Christine Lagarde to its helm is an indication that the Europeans recognize the exhaustion of monetary power at this stage and the likely need for fiscal largesse in the future. The Fed was also forced to provide emergency liquidity to the REPO market (an important source of funding to financial institutions), marking the first time since 2008 that it’s had to intervene in money markets and raising questions of trouble brewing under the surface.

[1]	For our 7-year track record, please visit: https://investresolve.com/ca/adaptive-asset-allocation-growth-cad/

Figure 1. Global Asset Classes in 2019 (Strategy Universe)

*	Source: ReSolve Asset Management. Data from CSI.

Figure 2. Best and Worst Performing Asset-Classes in 2019 (Strategy Universe)

*	Source: ReSolve Asset Management. Data from CSI.

Portfolio Review

Policy-shock driven market crashes like we saw in October of 2018 are typically followed by a stance reversal by the monetary authority and a subsequent recovery in risk assets (as we described in this short video2) . 2019 was no different, with a strong rally in global equities, natural resources and sovereign bonds (to name a few), offering investors ample opportunities to harvest returns.

Adaptive Asset Allocation’s risk-balanced approach to portfolio allocations drew returns from a diverse group of global asset classes and closed the year with a strong +18.3% return. US and German sovereign bonds, along with our

[2]	https://investresolve.com/visual-history-multi-asset-momentum-video/

exposures to global equities and US Real Estate, were the top contributors to performance. There were few detractors, most notably our positions in the Australian and Canadian dollars, as well as WTI crude oil. The portfolio rose in 8 out of the year’s 12 months and in the first 3 quarters, trimming some of its gains in the final quarter. It is worth noting that the strategy experienced positive months in both May and August (when global equity markets suffered losses) and ended the year with 0.1 correlation to US equities (as measured by the S&P 500).

The Fund’s total annualized returns through 12/31/19 as compared to the ICE BofAML 3 Month Treasury Bill (2) and the S&P 500 Total Return Index were as follows:

	1 Year	3 Years	5 Years	Since Inception (3)
Class I	18.32%	4.31%	2.41%	6.18%
ICE BofAML 3 Month Treasury Bill (2)	2.28%	1.67%	1.07%	2.54%
S&P 500 Total Return Index (1)	31.49%	15.27%	11.70%	9.90%
Class A	18.01%	4.05%	n/a	2.83%
Class C	17.15%	3.29%	n/a	2.12%
ICE BofAML 3 Month Treasury Bill (2)	2.28%	1.67%	n/a	1.56%
S&P 500 Total Return Index (1)	31.49%	15.27%	n/a	15.33%
Class A w/ Sales Charge	11.23%	2.02%	n/a	0.97%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.RationalMF.com.

The Fund acquired all of the assets and liabilities of Chesapeake Fund, LLC (the “Predecessor Fund”) in a tax free reorganization on December 31, 2016. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Institutional Shares of the Fund. At the time of the reorganization, the Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. Effective February 27, 2018, the Fund’s investment strategy changed, and a new Sub Advisor replaced the prior sub-advisor. Consequently, prior performance may not reflect the Fund’s current operations.

Volatility ahead?

As of the writing of this commentary, the US has just executed an airstrike that killed the most senior Iranian general in a visit to the Iraqi capital, sending risk-off ripples across global markets. Gold, crude oil and sovereign bonds rose while global equities sold off. Although markets have mostly recovered after Iran’s restrained initial response, retaliations seem unlikely to stop here. As tensions escalate and the tectonic plates of the world’s most combustible region shift, we should expect more volatility in the coming weeks and months. We remain convinced that nimble and adaptive strategies that can invest globally will serve an important role in investors’ portfolios, helping them navigate the uncertainty that lies ahead.

Sincerely,

ReSolve Asset Management

Strategy Sub-Advisor

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Rational Adaptive Asset Allocation Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	The ICE BofAML 3-Month T-Bill Index is an unmanaged index that measures return of three-month Treasury Bills.

(3)	Inception: Institutional 02/01/1994, Class A & C 09/30/2016. Performance shown before 09/30/2016 is for the Fund’s predecessor, the Rational Dynamic Momentum Fund.

4218-NLD-2/14/2020

Rational/ReSolve Adaptive Asset Allocation Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2019

The Fund’s performance figures* for each of the periods ended December 31, 2019, compared to its benchmarks:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception(a)	Since Inception(b)
Class A	18.01%	N/A	N/A	2.83%	N/A
Class A with load	11.23%	N/A	N/A	0.97%	N/A
Class C	17.15%	N/A	N/A	2.12%	N/A
Institutional (c)	18.32%	2.41%	3.43%	N/A	6.18%
S&P 500 Total Return Index (d)	31.49%	11.70%	13.56%	15.33%	9.90%
Barclay CTA Index (e)	5.24%	(0.03)%	0.77%	0.44%	4.21%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s June 11, 2019 prospectus, the total annual operating expense are 3.03% for Institutional shares, 3.27% for Class A shares and 4.78% for Class C shares before fee waivers. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 5.75%.

(a)	Inception date is September 30, 2016 for Class A, Class C and the benchmarks.

(b)	Inception date is February 28, 1994 for Institutional and the benchmarks.

(c)	The Fund acquired all of the assets and liabilities of Chesapeake Fund LLC (the “Predecessor Fund”) in a tax-free reorganization on September 30, 2016. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Institutional shares of the Fund, so the Predecessor Fund became the Institutional shares of the Fund. The Fund’s investment objective, policies and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The Predecessor Fund commenced operations on February 28,1994. Updated performance information will be available at no cost by calling 1-800-253-0412 or visiting the Fund’s website at www.RationalMF.com.

(d)	The “S&P 500 Total Return Index,” a registered trademark of S&P Global., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(e)	The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Type ^	% of Net Assets
Short-Term Investments	90.7%
Other/Cash & Equivalents	9.3%
100.0%

^    Does not include derivatives in which the Fund invests.

Please refer to the Consolidated Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

December 31, 2019

Rational Iron Horse Fund

Dear Fellow Shareholders,

The Rational Iron Horse (the “Fund”) was down 1.26% (Class I) during the last fiscal year ended December 31, 2019. During that same period the S&P 500 was up 31.48% and the CBOE S&P 500 BuyWrite Index (BXM) was down 15.68%. The Fund underperformed due to the hedged positions in the portfolio.

Investment Strategy

The Fund seeks to achieve its investment objective by investing primarily in:

●	dividend-paying common stocks, and

●	by writing call options on common stocks and common stock indices.

The Fund selects common stocks of domestic and foreign issuers with market capitalizations of at least $2 billion that are traded on a U.S. stock exchange. We combine (1) fundamental analysis, (2) technical analysis and (3) proprietary risk management techniques to seek total returns with less volatility than equity markets in general.

Fund Performance

In a volatile market, our covered calls fund has historically done well. Uncertainty about the economic outlook and concern over rising interest rates led to a rise in volatility. We believe that volatility will likely increase in the coming quarters, and potentially that would be beneficial for our single stock option strategy, as we seek more income.

During the last 12 months, the Fund was mostly equal weighted relative to the S&P 500 sector. The Fund’s covered call strategy seeks to outperform in sideways to lower trending markets, which is consistent with the Fund managers’ long-term experience in managing covered call strategies.

The Fund’s total annualized returns through 12/31/19 as compared to the CBOE BuyWrite Index were as follows:

	1 Year	3 Years	5 Years	Since Inception (1)
Class A	-1.48%	1.84%	1.64%	3.93%
CBOE BuyWrite Index (BXM) (2)	15.68%	7.58%	7.00%	7.29%
Class A with Sales Charge	-7.10%	-0.14%	0.43%	3.20%
Class I	-1.26%	2.06%	1.88%	5.15%
CBOE BuyWrite Index (BXM) (2)	15.68%	7.58%	7.00%	7.29%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.RationalMF.com.

Our covered call strategy on average seeks to run at 50-60% of the market volatility. When the market trends upward like it has over the last year, a covered call strategy can tend to underperform a long only strategy. The goal of the strategy is not to outperform the market at every market interval, but to seek a good total return with less volatility than the market. Unfortunately, the combination of a rapidly rising market and hedged positions last year resulted in the Fund underperforming its benchmarks for 2019.

Sincerely,

The Iron Horse Fund Team

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

(1)	Inception date A Share: 7/7/2011. Returns greater than 1 year are annualized. Inception date I Share: 11/16/2011. Returns greater than 1 year are annualized. Class C Share launch date 4/06/2017.

(2)	The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index (SPXSM) “covered” call option, generally on the third Friday of each month.

4251-NLD-2/25/2020

Rational Iron Horse Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2019

The Fund’s performance figures* for each of the periods ended December 31, 2019, compared to its benchmarks:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception(a)	Since Inception(b)	Since Inception(c)
Class A	(1.48)%	1.64%	3.93%	N/A	N/A
Class A with Load	(7.10)%	0.43%	3.20%	N/A	N/A
Class C	(1.85)%	N/A	N/A	0.43%	N/A
Institutional	(1.26)%	1.88%	N/A	N/A	5.15%
S&P 500 Total Return Index (d)	31.49%	11.70%	13.14%	14.49%	14.92%
CBOE S&P 500 Buy Write Index (e)	15.68%	7.00%	7.29%	6.79%	7.83%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s June 11, 2019 prospectus, the total annual operating expense are 2.38% for Institutional shares, 2.62% for Class A shares and 3.30% for Class C shares before fee waivers. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 5.75%.

(a)	Inception date is July 7, 2011 for Class A and the benchmarks.

(b)	Inception date is April 6, 2017 for Class C and the benchmarks.

(c)	Inception date is November 16, 2011 for Institutional and the benchmarks.

(d)	The “S&P 500 Total Return Index,” a registered trademark of S&P Global., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(e)	The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index “covered” call option, generally on the third Friday of each month. Index returns assume the reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry ^	% of Net Assets
Pharmaceuticals	19.3%
Computers	10.8%
Banks	10.3%
Internet	8.1%
Miscellaneous Manufacturing	7.8%
Oil & Gas	7.7%
Retail	4.4%
Advertising	3.8%
Healthcare-Services	3.3%
Telecommunications	3.3%
Other/Short-Term Investments	21.2%
100.0%

^    Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of Investments for a detailed analysis of the Fund’s holdings.

December 31, 2020

Rational NuWave Enhanced Market Opportunity Fund

Dear Fellow Shareholders,

The Rational NuWave Enhanced Market Opportunity Fund (the “Fund”) seeks long-term capital appreciation (with the goal of generating superior risk-adjusted returns compared with a typical long-only, non-leveraged equity portfolio) by investing in a combination of equity securities and diversified managed futures. During 2019, the Fund posted a positive return of 24.38% (Class I), significantly outperforming the SG CTA Mutual Fund Index (which generated a positive return of just 3.37%) though lagging the S&P 500 Total Return Index (which posted a positive return of 31.49%). For the year, the Fund generated significant gains from its long-only equity trading, while also adding incremental gains from its long and short exposures to both financial futures and commodity futures.

Investment Strategy

The Fund seeks to achieve its objective by investing in an actively managed equity portfolio (the “Equity Component”) and a broadly diversified managed futures portfolio (the “Futures Component”).

The Equity Component is comprised primarily of common stocks and exchange-traded funds invested in equity securities of US companies. Although the Fund may invest in companies of any market capitalization without limit, the Fund invests predominantly in companies with market capitalizations of $5 billion or more. The Equity Component employs a systematic process to identify repetitive patterns of price behavior that are indicative of prevailing market sentiment and/or institutional money flows into or out of individual securities and sectors. These factors are often indicative of large-scale asset allocation shifts, sector rotation opportunities and/or shifting sentiment indicators. Individual stocks that are expected to outperform the benchmark index are targeted for inclusion in the portfolio, while those that are expected to underperform are either liquidated or excluded. The systematic portfolio selection process is further constrained real-time with respect to individual position size and sector exposures in order to ensure a meaningful variety of market exposures. Holding periods typically range from intraday to several weeks in length (depending upon the persistence of trending price behaviors).

The Futures Component holds long and short positions in futures contracts and maintains cash and cash equivalents to be utilized as margin or collateral. The Futures Component is allocated among various asset classes, including exposure to both financial futures (stock indices, fixed income and currencies) and commodity futures (energies, metals, grains, softs and meats) . Investments may be made in domestic and foreign markets, either directly or indirectly by investing through a subsidiary. The Futures Component employs a multi-model approach and seeks to identify price trends through the application of hundreds of individual trading models, which collectively provide exposure to short-, intermediate- and long-term trading opportunities.

The combined portfolio is structured to be broadly diversified across markets, time horizons and trading styles, and the Fund hopes to achieve a substantial degree of non-correlation between the Equity Component and the Futures Component.

Fund Performance

During 2019, the Fund posted a positive return of 24.38% (Class I), significantly outperforming the SG CTA Mutual Fund Index (which generated a positive return of just 3.37%) while lagging the S&P 500 Total Return Index (which posted a positive return of 31.49%). Following on the heels of a rather challenging 2018, the majority of market participants were content to bask in the glow of higher equity prices and a dovish Fed, as persistent hopes for a U.S.-China trade deal, a stronger U.S. dollar and increased volatility across the commodities markets largely shaped investor expectations throughout much of 2019. For the year, the Fund’s actively managed equity portfolio recorded significant gains in the wake of soaring share prices and falling bond yields, while its trend-based managed futures models recorded incremental gains from long-biased exposures to global stock indices, government bonds and the U.S. dollar, as well as from two-sided directional exposures across a variety of commodities markets (including gold, silver, aluminum, natural gas, cotton and coffee).

The Fund’s total annualized returns through 12/31/19 as compared to the S&P 500 Total Return Index and the SG CTA Mutual Fund Index were as follows:

	1 Year	3 Year	5 Years	Since Inception (1)
Class I	24.38%	13.20%	11.30%	10.46%
S&P 500 Total Return Index (2)	31.49%	15.27%	11.70%	13.60%
SG CTA Mutual Fund Index (3)	3.37%	0.37%	-1.55%	0.32%
Class A	24.14%	n/a	n/a	18.29%
Class C	23.12%	n/a	n/a	17.39%
S&P 500 Total Return Index (2)	31.49%	n/a	n/a	12.15%
SG CTA Mutual Fund Index (3)	3.37%	n/a	n/a	0.26%
Class A with Sales Charge	16.98%	n/a	n/a	14.52%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.RationalMF.com.

The Fund acquired all of the assets and liabilities of NuWave Equity Enhanced Fund, LP (the “Predecessor Fund”) in a tax-free reorganization on March 1, 2018. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Institutional Shares of the Fund. The Fund’s investment objectives, policies, restrictions and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies, restrictions and guidelines. The Fund’s sub-adviser was the adviser to the Predecessor Fund. The financial statements for the Predecessor Fund can be found in the Fund’s Statement of Additional Information. The performance information set forth above reflects the historical performance of the Predecessor Fund shares. From its inception date, the Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940; if such requirements and restrictions had been applicable, it might have adversely affected performance). In addition, the Predecessor Fund was not subject to sales loads that would have adversely affected performance. Performance of the Predecessor Fund is not an indicator of future results.

Summary

The Rational NuWave Enhanced Market Opportunity Fund achieved positive gains in 2019 that were generally consistent with its investment objective, significantly outperforming the SG CTA Mutual Fund Index though lagging the S&P 500 Total Return Index. For the year, the Fund generated significant gains from its long-only equity trading, while also adding incremental gains from its long and short exposures to both financial futures and commodity futures.

Sincerely,

Troy W. Buckner	Dr. Yury Olov	Thomas Braddock
Portfolio Manager	Portfolio Manager	Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

(1)	Inception date A and C Share: 02/28/2018. Inception date I Share: 03/31/2013.

(2)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Rational NuWave Enhanced Market Opportunity Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(3)	The SG CTA Mutual Fund Index calculates the net daily rate of return for a group of the largest 10 CTA mutual funds. The SG CTA Mutual Fund Index is a key managed futures performance benchmark, selecting from the largest CTA mutual funds open to new investment; it is designed to track the largest CTAs in U.S. single manager mutual fund format and is believed to be representative of the managed futures mutual fund space generally. The Index is equally weighted and rebalanced and reconstituted annually. Investments cannot be made in an index.

4217-NLD-2/14/2020

Rational NuWave Enhanced Market Opportunity Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2019

The Fund’s performance figures* for each of the periods ended December 31, 2019, compared to its benchmarks:

		Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception(a)	Since Inception(b)
Class A	24.14%	N/A	N/A	18.29%
Class A with load	16.98%	N/A	N/A	14.52%
Class C	23.12%	N/A	N/A	17.39%
Institutional (c)	24.38%	11.30%	10.46%	N/A
S&P 500 Total Return Index (d)	31.49%	11.70%	13.60%	12.15%
SG CTA Mutual Fund Index (e)	3.37%	(1.55)%	0.32%	0.26%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s June 11, 2019 prospectus, the total annual operating expense are 3.36% for Institutional shares, 3.70% for Class A shares and 4.45% for Class C shares before fee waivers. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 5.75%.

(a)	Inception date is March 31, 2013 for Institutional and the benchmarks.

(b)	Inception date is February 28, 2018 for Class A, Class C and the benchmarks.

(c)	The Fund acquired all of the assets and liabilities of NuWave Equity Enhanced Fund LP (the “Predecessor Fund”) in a tax free reorganization on February 28, 2018. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Institutional Class shares of the Fund, so the Predecessor Fund became the Institutional Class shares of the Fund. The Fund’s investment objective, policies and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The Predecessor Fund commenced operations on March 31, 2013. Updated performance information will be available at no cost by calling 1-800-253-0412 or visiting the Fund’s website at www.RationalMF.com.

(d)	The “S&P 500 Total Return Index,” a registered trademark of S&P Global., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(e)	The SG CTA Mutual Fund Index calculates the net daily rate of return for a group of the largest 10 CTA Mutual Funds.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry ^	% of Net Assets
Retail	6.7%
Oil & Gas	6.1%
Semiconductors	4.0%
Electric	3.5%
Diversified Financial Services	3.2%
Software	3.1%
Pharmaceuticals	2.8%
REITs	2.8%
Aerospace/Defense	2.5%
Telecommunications	2.5%
Other/Short-Term Investments	62.8%
100.0%

^    Does not include derivatives in which the Fund Invests.

Please refer to the Consolidated Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

December 31, 2019

Rational Special Situations Income Fund

Dear Fellow Shareholders,

The Rational Special Situations Income Fund (the “Fund”) seeks total return consisting of capital appreciation and income. The Fund had a strong December, returning +1.70%, outperforming both the Bloomberg Barclays U.S. Aggregate Bond Index (+0.18%) and the Bloomberg Barclays U.S. MBS Index (+0.71%). RFXIX ended 2019 up +8.13%, outperforming the Bloomberg MBS Index (+6.35%) and in line with the Agg (+8.72%). Since inception through 2019, RFXIX has returned 404.70%, significantly outpacing the Agg. (+54.38%) and Bloomberg MBS (+44.18%).

Investment Strategy

The Fund seeks to achieve its investment objective by primarily investing in agency and non-agency residential and commercial mortgage-backed securities, with a focus on non-agency residential mortgage backed securities. Non-agency residential mortgage-backed securities are collateralized by pools of residential mortgages which are not insured by government sponsored enterprises (“GSEs”) or government agencies, including the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Government National Mortgage Association (GNMA). Many of the mortgages underlying non-agency mortgage-backed securities are non-conforming (not eligible for GSE or agency purchase) for a variety of reasons, including loan size above GSE limits, incomplete documentation of assets or income, excessive borrower debt-to-income ratio (as defined by the GSEs), or unusual loan terms for which GSEs have not established programs. The Fund’s non-agency mortgage -backed securities investments have a wide variety of payment characteristics and preferences and can have fixed or floating interest rates. The Fund may also invest in collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and other asset-backed securities, including those backed by credit card receivables, auto loans, aircraft leases and student loans.

Fund Performance

Calendar year 2019 was unusual for fixed income. Both benchmarks put up their best returns in more than 10 years, largely reflecting the impact of falling interest rates. Because the Fund primarily invests in floating rate securities, it had limited interest rate exposure and did not generate its returns from this market-exposure trade. In fact, the Fund’s performance was primarily driven by a baseline yield in our holdings as well as the fruition or progression of several special situations’ trades.

At year end, the Fund was well positioned in a number of special situation trades that we expect will continue to contribute to the Fund performance going forward. The Fund’s cash position was slightly larger than average primarily due to inflows. We continue to deploy cash strategically, seeking opportunities in both special situations and core bond holdings with attractive yields.

The Fund’s total annualized returns through 12/31/19 as compared to the insert appropriate indexes were as follows:

	1 year	3 years	5 years	10 years	Inception*
Class I	8.13	11.74	8.56	13.12	15.99
Barclays US Agg TR Index (3)	8.72	4.03	3.05	3.75	4.06
Bloomberg MBS TR Index (2)	6.35	3.25	2.58	3.15	3.41
Class A	n/a	n/a	n/a	n/a	1.74
Class C	n/a	n/a	n/a	n/a	1.43
Barclays US Agg TR Index	n/a	n/a	n/a	n/a	2.53
Bloomberg MBS TR Index	n/a	n/a	n/a	n/a	1.86
Class A w/ Sales Charge	n/a	n/a	n/a	n/a	-3.10

*	A&C Inception date: 07/17/2019, I Inception date: 02/01/2009

Maximum sales charge for Class A is 4.75%. Maximum Deferred Sales Charge of 1.00% on Class C Shares applies to shares sold within 12 months of purchase. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Results shown reflect the waiver, without which the results could have been lower. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. To obtain the most recent month end performance information or the Fund’s prospectus please call 800-253-0412 or visit www.RationalMF.com.

Summary

Markets have tightened as interest rates have dropped, and fixed income investors are more actively seeking yield. However, we maintain our view that opportunities in the non-agency residential mortgage backed space, as well as other asset backed securities that we cover, continue to be attractive on a relative value basis.

Entering the new year, the Board has approved a change to the Fund distribution policy, and the Fund will target distributions to a 5% annualized distribution rate for the foreseeable future. The distributions will include both current income and return of principal received from paydowns on Fund holdings.

We thank you for your continued support.

Sincerely,

Eric S. Meyer and William Van de Water
Portfolio Managers

Investing in the Fund carries certain risks. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The Fund is a new mutual fund and has a limited history of operations for investors to evaluate. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies. The Fund is non-diversified and may invest a greater percentage of its assets in a particular issue and may own fewer securities than other mutual funds; the Fund is subject to concentration risk. When the Fund invests in asset-backed securities and mortgage-backed securities, the Fund is subject to the risk that, if the underlying borrowers fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. Credit risk is the risk that the issuer of a security will not be able to make principal and interest payments when due. These factors may affect the value of your investment.

The Fund commenced operations by acquiring all of the assets and liabilities of ESM Fund I, L.P. (the “Predecessor Fund”) in a tax- free reorganization on July 17, 2019 (the “Reorganization”). In connection with the Reorganization, investors in the Predecessor Fund received Institutional Shares of the Fund. The Fund’s investment objectives, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Fund. However, the Predecessor Fund was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions, limitations and diversification requirements that are imposed by the 1940 Act or Subchapter M of the Internal Revenue Code, which, if they had been applicable, might have adversely affected the Predecessor Fund’s performance. The Fund’s Sub-Advisor was the investment adviser to the Predecessor Fund. The Fund’s fees and expenses are expected to be higher than those of the Predecessor Fund, so if the Fund’s expenses were applied to the Predecessor Fund’s performance, the performance would have been lower.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Rational Funds. This and other important information about the Fund are contained in the prospectus, which can be obtained by calling (800) 253-0412 or at www.RationalMF.com. The prospectus should be read carefully before investing. The Rational Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Rational Advisors, Inc. is not affiliated with Northern Lights Distributors, LLC

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Rational Special Situations Income Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Bloomberg MBS TR Index

(3)	The Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Insider Income Fund may or may not purchase the types of securities represented by the Barclays U.S. Aggregate Bond Index.

4219-NLD-2/14/2020

Rational Special Situations Income Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2019

The Fund’s performance figures* for each of the periods ended December 31, 2019, compared to its benchmarks:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception(a)	Since Inception(b)
Class A	N/A	N/A	N/A	1.74%	N/A
Class A with load	N/A	N/A	N/A	(3.10)%	N/A
Class C	N/A	N/A	N/A	1.43%	N/A
Institutional (c)	8.13%	8.56%	13.12%	N/A	15.99%
Bloomberg Barclays U.S. Aggregate Bond Index (d)	8.72%	3.05%	3.75%	2.53%	4.06%
Bloomberg Barclays U.S. Mortgage Backed Securities Index (e)	6.35%	2.58%	3.15%	1.86%	3.41%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s July 17, 2019 prospectus, the total annual operating expense are 2.16% for Institutional shares, 2.41% for Class A shares and 3.16% for Class C shares before fee waivers. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 4.75%.

(a)	Inception date is July 17, 2019 for Class A, Class C and the benchmarks.

(b)	Inception date is February 1, 2009 for Institutional and the benchmarks.

(c)	The Fund acquired all of the assets and liabilities of ESM Fund I, L.P. (the “Predecessor Fund”) in a tax-free reorganization on July 17, 2019. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Institutional shares of the Fund, so the Predecessor Fund became the Institutional shares of the Fund. The Fund’s investment objective, policies and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The Predecessor Fund commenced operations in February 2009. Updated performance information will be available at no cost by calling 1-800-253-0412 or visiting the Fund’s website at www.RationalMF.com.

(d)	The Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index that is designed to measure the performance of the U.S. investment grade bond market with maturities of more than one year. Investors cannot invest directly in an Index.

(e)	The Bloomberg Barclays U.S. Mortgage Backed Securities Index tracks agency mortgage pass-through securities. Investors cannot invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Type	% of Net Assets
Asset Backed Securities	86.9%
Commercial Mortgage Obligations	0.8%
Other/Short-Term Investments	12.3%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

December 31, 2019

Rational/Pier 88 Convertible Securities Fund

Dear Fellow Shareholders,

The Rational/Pier 88 Convertible Securities Fund seeks total return consisting of capital appreciation and income, offering a “call option” on fast growing businesses by investing in convertible securities, which offer equity participation with the added benefit of a bond floor component. The Fund maintains an average investment grade rating with the goal of providing additional downside risk management.

During 2019, the Fund returned +19.59% on a net basis. This compares positively versus the Bloomberg Barclays Global Agg Corporate Total Return Index Value Unhedged (LGCPTRUU), which delivered returns of + 11.51%. The Bloomberg Barclays Global Aggregate - Corporate Index is a flagship measure of global investment grade, fixed-rate corporate debt. The Fund outperformed this index given the Fund’s exposure to more equity sensitive convertibles. We would typically expect to outperform this benchmark in a rising equity market. On the other hand, the Fund lagged the Bloomberg Barclays U.S. Convertibles Liquid Bond Index TR Unhedged USD (LUCCTRUU) which delivered returns of +23.02%. The primary drivers of this performance are credit quality and market cap size; the Fund holds securities which have higher credit quality and larger market cap which lagged in the 2019 rally. We believe the Fund is generally more defensive than this benchmark and has historically offered better performance during risk-off periods. Finally, the ICE BofA US Convertible Index delivered returns of +23.15%. The strong performance of this benchmark is attributable to multiple large (5%) index weights like LRCX which were top performers. For risk purposes, our Fund limits position sizes at 4% of the portfolio, and thus a structural underweight will detract from relative performance when a large index weight rallies. In the long run, we believe our risk limit rule helps reduce idiosyncratic risk.

Investment Strategy

The Fund seeks to achieve its objective by investing in convertible securities, which are “hybrid” securities that possess both fixed income and equity characteristics. The convertible securities asset class is often overlooked because of the unique profile and often trades at a discount to its pari-passu fixed income counterparts. As equity sensitivity has been the primary driver of returns of the asset class, our investment team employs an equity analysis perspective for investment decisions. The investment team establishes a view on the intrinsic value of a business and then examines the overall capital structure of the asset to identify potential mispricing. We structure the portfolio based on our macroeconomic views and seek to take advantage of perceived secular and cyclical themes across all industry sectors. The team built a balanced portfolio of both offensive and defensive sectors and focused on security selection to drive overall performance.

Fund Performance

In reviewing the Fund’s overall investment performance in 2019, the investment team is pleased with the strong absolute risk-adjusted returns. Although the Fund benefitted from a healthy 3%+ yield, the majority of the return came from capital appreciation. 2019 saw strong positive returns for the convertible asset class across multiple industry sectors. Information Technology delivered the strongest positive returns, followed by Financials, Health Care, and Utilities. Industrials, Real Estate, Consumer Discretionary and Energy lagged the other sectors but still delivered positive returns. As one would expect in a positive tape, top individual contributors included Novellus Systems Inc (LRCX), Booking Holdings Inc (BKNG), Becton Dickinson and Co (BDX), CenterPoint Energy Inc (CNP) and American Electric Power Co Inc (AEP). Cash was the largest drag on absolute and relative performance. Smaller detractors included Alteryx Inc (AYX), Intel Corporation (INTC), Insulet Corp (PODD) and Okta Inc (OKTA). The investment team remains constructive on Alteryx Inc (AYX), Insulet Corp (PODD) and Okta Inc (OKTA) from a fundamental perspective. While Intel Corporation (INTC) is a solid company with decent business fundamentals and a strong balance sheet, the investment team currently prefers other semiconductor companies from an investment perspective. As we enter corporate earnings season, the investment team will continue to monitor the business fundamentals of all portfolio companies.

Summary

The Rational/Pier 88 Convertible Securities Fund delivered strong double digit returns in 2019. As stated above, the Fund nicely outperformed a broad fixed income index while lagging two convertible bond indexes. Given our more conservative approach to managing the convertible bond asset class (investment grade portfolio, larger market cap, and capping position sizes at 4%), the investment team is pleased with the solid risk-adjusted returns. The majority of the holdings performed to our expectations and the Fund benefitted from rigorous security selection and solid risk management. We believe investing on behalf of others is a privilege we must earn everyday through adherence to a disciplined investment process. Thank you for your support.

Sincerely,

Frank Timons

Portfolio Manager

The Fund’s total annualized returns through 12/31/19 as compared to its benchmark were as follows:

	QTD	1 Year	2 Years	Inception*
Class I	3.64%	19.59%	10.33%	9.84%
Barclays US Convertibles TR Index (1)	7.49%	23.02%	9.78%	11.01%
Class A	n/a	n/a	n/a	n/a
Class C	n/a	n/a	n/a	n/a
Barclays US Convertibles TR Index (1)	n/a	n/a	n/a	n/a
Class A w/ Sales Charge	n/a	n/a	n/a	n/a

*	A&C Inception date: 12/06/2019, I Inception date: 03/01/2017

Maximum sales charge for Class A is 4.75%. Maximum Deferred Sales Charge of 1.00% on Class C Shares applies to shares sold within 12 months of purchase. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Results shown reflect the waiver, without which the results could have been lower. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. To obtain the most recent month end performance information or the Fund’s prospectus please call 800-253-0412 or visit www.RationalMF.com.

(1)	Bloomberg Barclays US Convertibles TR Index: An index used to represent the U.S. convertible bond asset class.

3281-NLD-2/26/2020

Rational/Pier 88 Convertible Securities Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2019

The Fund’s performance figures* for each of the periods ended December 31, 2019, compared to its benchmark:

		Annualized	Annualized
	1 Year Return	Since Inception(a)	Since Inception(b)
Class A	N/A	1.70%	N/A
Class A with load	N/A	(3.14)%	N/A
Class C	N/A	1.70%	N/A
Institutional (c)	19.59%	N/A	9.84%
Bloomberg Barclays U.S. Convertibles TR Index (d)	23.02%	2.55%	10.78%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s December 6, 2019 prospectus, the total annual operating expense are 1.67% for Institutional shares, 1.92% for Class A shares and 2.67% for Class C shares before fee waivers. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 4.75%.

(a)	Inception date is December 6, 2019 for Class A, Class C and the benchmark.

(b)	Inception date is March 1, 2017 for Institutional and the benchmark.

(c)	The Fund acquired all of the assets and liabilities of Lake Como Convertible Bond Fund L.P. (the “Predecessor Fund”) in a tax-free reorganization on December 6, 2019. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Institutional shares of the Fund, so the Predecessor Fund became the Institutional shares of the Fund. The Fund’s investment objective, policies and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The Predecessor Fund commenced operations in March 2017. Updated performance information will be available at no cost by calling 1-800-253-0412 or visiting the Fund’s website at www.rationalmf.com.

(d)	The Bloomberg Barclays U.S. Convertibles TR Index is an index used to represent the U.S. convertible bond asset class. Investors cannot invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Type	% of Net Assets
Electric	16.3%
Software	9.3%
Semiconductors	8.6%
Internet	7.1%
Banks	6.5%
Investment Companies	6.5%
Commercial Services	5.6%
Healthcare-Products	5.6%
REITS	5.5%
Biotechnology	5.0%
Other/Short-Term Investments	24.0%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

RATIONAL EQUITY ARMOR FUND (Formerly, RATIONAL DIVIDEND CAPTURE FUND)
PORTFOLIO OF INVESTMENTS
December 31, 2019

Shares		Value
	COMMON STOCKS - 87.6%
	AEROSPACE / DEFENSE - 2.4%
2,396	L3Harris Technologies, Inc.	$474,096

	BIOTECHNOLOGY- 0.9%
25,000	BiomX, Inc. *	190,750

	CHEMICALS - 2.3%
2,428	Ecolab, Inc.	468,580

	COMMERCIAL SERVICES - 7.9%
7,236	IHS Markit Ltd. *	545,233
2,009	S&P Global, Inc.	548,557
3,149	Verisk Analytics, Inc.	470,272
		1,564,062
	DIVERSIFIED FINANCIAL SERVICES - 4.8%
2,273	CME Group, Inc.	456,237
5,282	Intercontinental Exchange, Inc.	488,849
		945,086
	ELECTRIC- 7.4%
4,132	Entergy Corp.	495,014
2,089	NextEra Energy, Inc.	505,872
5,021	WEC Energy Group, Inc.	463,087
		1,463,973
	ENVIRONMENTAL CONTROL - 5.0%
5,645	Republic Services, Inc.	505,961
4,208	Waste Management, Inc.	479,544
		985,505
	FOOD - 2.5%
2,887	McCormick & Co., Inc.	490,010

	HEALTHCARE - PRODUCTS - 10.5%
5,868	Baxter International, Inc.	490,682
3,745	ResMed, Inc.	580,363
2,212	Stryker Corp.	464,387
1,464	Teleflex, Inc.	551,108
		2,086,540
	HOUSEHOLD PRODUCTS/WARES - 2.3%
6,346	Church & Dwight Co., Inc.	446,378

	INSURANCE - 10.5%
2,559	Aon PLC	533,014
5,571	Arthur J Gallagher & Co.	530,526
5,018	Marsh & McLennan Cos, Inc.	559,055
6,417	Progressive Corp.	464,527
		2,087,122
	MACHINERY - DIVERSIFIED - 5.2%
3,105	IDEX Corp.	534,060
1,390	Roper Technologies, Inc.	492,380
		1,026,440
	MISCELLANEOUS MANUFACTURING - 2.8%
4,160	Ingersoll-Rand PLC	552,947

	PACKING & CONTAINERS - 2.1%
6,585	Ball Corp.	425,852

	REITS - 6.9%
2,050	American Tower Corp.	471,131
4,184	Extra Space Storage, Inc.	441,914
1,952	SBA Communications Corp.	470,412
		1,383,457
	RETAIL - 9.2%
3,033	Dollar General Corp.	473,087
2,101	Home Depot, Inc.	458,816
2,320	McDonald’s Corp.	458,455
4,336	Yum! Brands, Inc.	436,765
		1,827,123
	SOFTWARE - 2.6%
3,740	Fidelity National Information Services, Inc.	520,197

	TELECOMMUNICATIONS - 2.3%
2,892	Motorola Solutions, Inc.	466,017

	TOTAL COMMON STOCKS (Cost $17,192,537)	17,404,135

See accompanying notes to financial statements.

RATIONAL EQUITY ARMOR FUND (Formerly, RATIONAL DIVIDEND CAPTURE FUND)
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2019

Shares		Value
	SHORT-TERM INVESTMENTS - 5.8%
1,158,869	Federated Treasury Obligations Fund, Institutional Class, 1.51% **	1,158,869
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,158,869)	1,158,869

	TOTAL INVESTMENTS (Cost $18,351,406) - 93.4%	$18,563,004
	OTHER ASSETS LESS LIABILITIES - 6.6%	1,305,729
	NET ASSETS - 100.0%	$19,868,733

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

*	Non-Income Producing Security.

**	Rate shown represents the rate at December 31, 2019 and is subject to change and resets daily.

				Unrealized
		Notional Amount		Appreciation /
Long Contracts		($)	Maturity	(Depreciation)
	OPEN LONG FUTURES CONTRACTS - (0.5)%
476	CBOE VIX FUTURE	6,961,500	January-20	$(94,608)
	Net Unrealized Depreciation From Open Long Futures Contracts			$(94,608)

Short Contracts
	OPEN SHORT FUTURES CONTRACTS - 0.2%
(608)	CBOE VIX FUTURE	(10,108,000)	February-20	40,006
	Net Unrealized Appreciation From Open Short Futures Contracts			$40,006
	Total Unrealized Depreciation From Open Futures Contracts			$(54,602)

See accompanying notes to financial statements.

RATIONAL TACTICAL RETURN FUND (Formerly, RATIONAL HEDGED RETURN FUND)
PORTFOLIO OF INVESTMENTS
December 31, 2019

Shares		Discount Rate (%)	Maturity	Value
	SHORT-TERM INVESTMENTS - 79.4%
	MONEY MARKET FUND - 18.8%
32,441,220	Federated Treasury Obligations Fund, Institutional Class, 1.51% *			$32,441,220
	U.S. TREASURY BILLS - 60.6%
10,000,000	United States Treasury Bill	1.9697	1/9/2020	9,997,266
5,000,000	United States Treasury Bill	2.0132	1/23/2020	4,995,712
10,000,000	United States Treasury Bill	1.8827	2/6/2020	9,985,514
15,000,000	United States Treasury Bill	1.8291	2/20/2020	14,969,069
15,000,000	United States Treasury Bill	1.8203	3/12/2020	14,956,177
30,000,000	United States Treasury Bill	1.6301	4/9/2020	29,875,438
20,000,000	United States Treasury Bill	1.4993	5/7/2020	19,893,337
				104,672,513

	TOTAL SHORT-TERM INVESTMENTS (Cost - $137,075,559)			137,113,733

	TOTAL INVESTMENTS - 79.4% (Cost - $137,075,559)			$137,113,733
	OTHER ASSETS LESS LIABILITIES - 20.6%			35,505,791
	NET ASSETS - 100.0%			$172,619,524

*	Rate shown represents the rate at December 31, 2019 and is subject to change and resets daily.

See accompanying notes to financial statements.

RATIONAL DYNAMIC BRANDS FUND
PORTFOLIO OF INVESTMENTS
December 31, 2019

Shares		Value
	COMMON STOCKS - 99.4%
	ADVERTISING - 1.0%
1,385	Trade Desk, Inc. *	$359,795

	APPAREL - 3.8%
12,754	NIKE, Inc.	1,292,108

	AUTO MANUFACTURERS - 3.1%
3,921	Ferrari NV	649,082
979	Tesla, Inc. *	409,545
		1,058,627
	BIOTECHNOLOGY - 2.0%
2,041	Illumina, Inc. *	677,081

	COMMERCIAL SERVICES - 1.9%
3,120	PayPal Holdings, Inc. *	337,490
4,933	Square, Inc. *	308,609
		646,099
	COMPUTERS - 3.3%
3,823	Apple, Inc.	1,122,624

	COSMETICS/PERSONAL CARE - 2.1%
3,489	Estee Lauder Cos, Inc.	720,618

	DIVERSIFIED FINANCIAL SERVICES - 7.4%
4,021	Mastercard, Inc.	1,200,630
7,042	Visa, Inc.	1,323,192
		2,523,822
	ENTERTAINMENT - 2.0%
9,525	Live Nation Entertainment, Inc. *	680,752

	HEALTHCARE - PRODUCTS - 2.0%
1,163	Intuitive Surgical, Inc. *	687,507

	HOME FURNISHINGS - 4.4%
22,212	Sony Corp. - ADR	1,510,416

	INTERNET - 28.7%
7,952	Alibaba Group Holding Ltd. - ADR *	1,686,619
763	Alphabet, Inc. *	1,021,955
675	Amazon.com, Inc. *	1,247,292
3,139	Facebook, Inc. *	644,280
4,976	Match Group, Inc. *	408,579
561	MercadoLibre, Inc. *	320,858
2,255	Roku, Inc. *	301,945
2,652	Shopify, Inc. *	1,054,382
18,254	Snap, Inc. *	298,088
9,150	Spotify Technology SA *	1,368,382
23,233	Tencent Holdings Ltd. - ADR	1,115,416
10,837	Twitter, Inc. *	347,326
		9,815,122
	MEDIA - 3.7%
8,737	Walt Disney Co.	1,263,632

	PRIVATE EQUITY - 2.0%
12,189	Blackstone Group, Inc.	681,853

	REITS - 3.9%
5,818	American Tower Corp.	1,337,093

	RETAIL - 16.1%
3,341	Costco Wholesale Corp.	981,987
3,571	Home Depot, Inc.	779,835
5,759	Lululemon Athletica, Inc. *	1,334,187
2,886	RH *	616,161
12,670	Shake Shack, Inc. *	754,752
11,649	Starbucks Corp.	1,024,180
		5,491,102

See accompanying notes to financial statements.

RATIONAL DYNAMIC BRANDS FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2019

Shares		Value
	COMMON STOCKS - 99.4% (Continued)
	SEMICONDUCTORS - 1.1%
1,576	NVIDIA Corp.	$370,833

	SOFTWARE - 7.1%
9,807	Electronic Arts, Inc. *	1,054,351
8,824	Microsoft Corp.	1,391,545
		2,445,896
	TOYS/GAMES/HOBBIES - 3.8%
25,868	Nintendo Co., Ltd. - ADR	1,290,813

	TOTAL COMMON STOCKS (Cost $28,042,794)	33,975,793

	SHORT-TERM INVESTMENTS - 3.2%
1,109,616	Federated Treasury Obligations Fund, Institutional Class, 1.51% **	1,109,616
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,109,616)	1,109,616

	TOTAL INVESTMENTS (Cost $29,152,410) - 102.6%	$35,085,409
	LIABILITIES LESS OTHER ASSETS - (2.6)%	(887,246)
	NET ASSETS - 100.0%	$34,198,163

ADR - American Depositary Receipt.

REIT - Real Estate Investment Trust.

*	Non-income producing security.

**	Rate shown represents the rate at December 31, 2019, and is subject to change and resets daily.

See accompanying notes to financial statements.

RATIONAL STRATEGIC ALLOCATION FUND
PORTFOLIO OF INVESTMENTS
December 31, 2019

Shares		Value
	MUTUAL FUNDS - 89.2%
	DEBT FUNDS - 48.0%
108,789	Catalyst Enhanced Income Strategy Fund , Institutional Class +	$1,222,783
53,074	Catalyst Insider Income Fund, Institutional Class +	508,453
84,643	Catalyst/Stone Beach Income Opportunity Fund, Institutional Class +	796,487
104,694	Rational Special Situations Income Fund, Institutional Class +	2,104,360
		4,632,083
	EQUITY FUNDS - 41.2%
23,039	Catalyst Buyback Strategy Fund, Institutional Class +	261,728
18,831	Catalyst Enhanced Core Fund, Institutional Class +	282,462
12,960	Catalyst Insider Buying Fund, Institutional Class +	266,071
150,157	Catalyst MLP & Infrastructure Fund, Institutional Class +	606,634
15,969	Rational Dynamic Brands Fund, Institutional Class +	691,472
117,556	Rational NuWave Enhanced Market Opportunity Fund, Institutional Class +	1,872,660
		3,981,027

	TOTAL MUTUAL FUNDS (Cost - $8,218,415)	8,613,110

	EXCHANGE TRADED FUNDS - 10.8%
	EQUITY FUNDS - 10.8%
43,000	Strategy Shares NASDAQ 7 Handl Index ETF +	1,047,050
	TOTAL EXCHANGE TRADED FUNDS (Cost - $1,070,588)	1,047,050

	TOTAL INVESTMENTS - 100.0.% (Cost - $9,289,003)	$9,660,160
	OTHER ASSETS LESS LIABILITIES - 0.0%	1,394
	NET ASSETS - 100.0%	$9,661,554

ETF - Exchange Traded Fund.

+	Investment in affiliate.

See accompanying notes to financial statements.

RATIONAL/RESOLVE ADAPTIVE ASSET ALLOCATION FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS
December 31, 2019

Shares		Value
	SHORT-TERM INVESTMENTS - 90.7%
51,772,085	Fidelity Institutional Government Portfolio , Institutional Class, 1.53% * +
	TOTAL SHORT-TERM INVESTMENTS (Cost - $51,772,085)	$51,772,085

	TOTAL INVESTMENTS - 90.7% (Cost - $51,772,085)	$51,772,085
	OTHER ASSETS LESS LIABILITIES - 9.3%	5,312,254
	NET ASSETS - 100.0%	$57,084,339

				Unrealized
				Appreciation /
Long Contracts		Notional Amount ($)	Maturity	(Depreciation)
	OPEN LONG FUTURES CONTRACTS - (2.0)%
47	Brent Crude Future +	3,102,000	March-20	22,440
3	Dax Index Future	1,115,190	March-20	(2,691)
273	DJ US Real Estate	10,032,750	March-20	250,230
254	Euro-Bund Future	48,609,288	March-20	(635,826)
70	FTSE 100 Index Future	6,954,018	March-20	6,903
17	Gold 100 OZ Future +	2,589,270	February-20	59,330
120	Long Gilt Future	20,885,503	March-20	(111,865)
41	Nikkei 225 (CME)	4,808,275	March-20	15,275
164	S&P/TSX 60 IX Future	25,607,650	March-20	(69,246)
48	S&P 500 E-Mini Future	7,754,640	March-20	155,525
118	SPI 200 Future	13,473,665	March-20	(367,417)
383	US 10 YR Note (CBT)	49,185,578	March-20	(424,244)
32	US Long Bond (CBT)	4,989,000	March-20	(26,750)
20	WTI Crude Future +	1,221,200	February-20	8,060
	Net Unrealized Depreciation from Open Long Futures Contracts			(1,120,276)

Short Contracts
	OPEN SHORT FUTURES CONTRACTS - (1.2)%
(93)	AUDUSD Currency Future	(6,545,340)	March-20	(129,260)
(6)	BP Currency Future	(498,450)	March-20	(2,384)
(229)	C$ Currency Future	(17,652,465)	March-20	(295,265)
(201)	Euro FX Currency Future	(28,346,025)	March-20	(265,428)
(359)	Japanese Yen Currency Future	(41,489,181)	March-20	11,535
	Net Unrealized Depreciation from Open Short Futures Contracts			(680,802)
	Total Unrealized Depreciation From Open Futures Contracts			$(1,801,078)

*	Rate shown represents the rate at December 31, 2019, and is subject to change and resets daily.

+	All or a portion of this investment is a holding of the RDMF Fund, Ltd.

See accompanying notes to consolidated financial statements.

RATIONAL IRON HORSE FUND
PORTFOLIO OF INVESTMENTS
December 31, 2019

Shares		Value
	COMMON STOCKS - 95.2%
	ADVERTISING - 3.8%
2,100	Omnicom Group, Inc. +	$170,142

	AGRICULTURE - 3.2%
2,800	Altria Group, Inc. +	139,748

	BANKS - 10.3%
500	First Republic Bank +	58,725
1,900	JP Morgan Chase & Co. +	264,860
2,200	Toronto-Dominion Bank +	123,486
100	US Bancorp +	5,929
		453,000
	BEVERAGES - 1.8%
1,400	Coca-Cola Co. +	77,490

	BIOTECHNOLOGY - 1.6%
300	Amgen, Inc. +	72,321

	COMPUTERS - 10.8%
900	Apple, Inc. +	264,285
1,600	International Business Machines Corp. +	214,464
		478,749
	ELECTRIC - 2.2%
1,200	Dominion Energy, Inc. +	99,384

	ELECTRONICS - 1.1%
500	TE Connectivity Ltd. +	47,920

	FOOD - 2.8%
2,700	Hormel Foods Corp. +	121,797

	FOREST PRODUCTS & PAPER - 0.2%
200	International Paper Co. +	9,210

	HEALTHCARE-SERVICES - 3.3%
500	UnitedHealth Group, Inc. +	146,990

	INSURANCE - 1.5%
600	Allstate Corp. +	67,470

	INTERNET - 8.1%
100	Alphabet, Inc. * +	133,939
100	Amazon.com, Inc. * +	184,784
200	Facebook, Inc. * +	41,050
		359,773
	MINING - 2.0%
2,000	Newmont Goldcorp Corp. +	86,900

	MISCELLANEOUS MANUFACTURING - 7.8%
1,100	3M Co. +	194,062
1,600	Eaton Corp. PLC +	151,552
		345,614
	OIL & GAS - 7.7%
1,300	Chevron Corp. +	156,663
2,600	Exxon Mobil Corp. +	181,428
		338,091
	PHARMACEUTICALS - 19.3%
2,000	AbbVie, Inc. +	177,080
3,500	CVS Health Corp. +	260,015
1,900	Johnson & Johnson +	277,153
3,500	Pfizer, Inc. +	137,130
		851,378
	RETAIL - 4.4%
900	Darden Restaurants, Inc. +	98,109
800	Lowe’s Cos., Inc. +	95,808
		193,917
	TELECOMMUNICATIONS - 3.3%
2,400	Verizon Communications, Inc. +	147,360

	TOTAL COMMON STOCKS (Cost - $3,850,798)	4,207,254

See accompanying notes to financial statements.

RATIONAL IRON HORSE FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2019

			Notional	Expiration	Exercise Price
Contracts ^		Counter party	Amount ($)	Date	($)	Value
	PUT OPTIONS PURCHASED - 0.1%
20	S&P 500 Index	Credit Suisse	4,600,000	3/20/2020	2,300.00	$3,100
20	SPDR Dow Jones Industrial Aver DIA US	Credit Suisse	500,000	3/20/2020	250.00	2,160
	TOTAL PUT OPTIONS PURCHASED (Cost - $34,419)					5,260

Shares
	SHORT TERM INVESTMENTS - 17.6%
774,491	Fidelity Institutional Government Portfolio - Institutional Class, 1.53% **					774,491
	TOTAL SHORT-TERM INVESTMENTS (Cost - $774,491)					$774,491

	TOTAL INVESTMENTS - 112.9% (Cost - $4,659,708)					$4,987,005
	LIABILITIES LESS OTHER ASSETS - (12.9)%					(568,099)
	NET ASSETS - 100.0%					$4,418,906

			Notional	Expiration	Exercise Price
Contracts ^		Counter party	Amount ($)	Date	($)	Value
	CALL OPTIONS WRITTEN * - (10.0)%
1	3M Co.	Credit Suisse	16,500	1/17/2020	165.00	$1,200
7	3M Co.	Credit Suisse	119,000	1/17/2020	170.00	5,313
3	3M Co.	Credit Suisse	49,500	6/19/2020	165.00	5,196
20	AbbVie, Inc.	Credit Suisse	150,000	2/21/2020	75.00	26,340
6	Allstate Corp.	Credit Suisse	63,000	1/17/2020	105.00	4,500
1	Alphabet, Inc.	Credit Suisse	110,000	1/17/2020	1,100.00	23,800
28	Altria Group, Inc.	Credit Suisse	133,000	3/20/2020	47.50	10,080
1	Amazon.com, Inc.	Credit Suisse	180,000	1/17/2020	1,800.00	6,275
3	Amgen, Inc.	Credit Suisse	63,000	4/17/2020	210.00	10,088
6	Apple, Inc.	Credit Suisse	120,000	4/17/2020	200.00	55,770
3	Apple, Inc.	Credit Suisse	61,500	4/17/2020	205.00	26,706
7	Chevron Corp.	Credit Suisse	84,000	3/20/2020	120.00	2,695
6	Chevron Corp.	Credit Suisse	72,000	6/19/2020	120.00	3,414
14	Coca-Cola Co.	Credit Suisse	73,500	1/17/2020	52.50	4,032
35	CVS Health Corp.	Credit Suisse	210,000	1/17/2020	60.00	49,875
9	Darden Restaurants, Inc.	Credit Suisse	108,000	1/17/2020	120.00	45
12	Dominion Energy, Inc.	Credit Suisse	93,000	4/17/2020	77.50	7,380
11	Eaton Corp PLC	Credit Suisse	82,500	1/17/2020	75.00	22,330
5	Eaton Corp PLC	Credit Suisse	40,000	1/17/2020	80.00	7,400
26	Exxon Mobil Corp.	Credit Suisse	188,500	3/20/2020	72.50	2,470
2	Facebook, Inc.	Credit Suisse	37,000	1/17/2020	185.00	3,990
5	First Republic Bank	Credit Suisse	55,000	5/15/2020	110.00	5,600
27	Hormel Foods Corp.	Credit Suisse	121,500	1/17/2020	45.00	1,485
16	International Business Machine Corp.	Credit Suisse	216,000	4/17/2020	135.00	7,600
2	International Paper Co.	Credit Suisse	8,000	1/17/2020	40.00	1,200
19	Johnson & Johnson	Credit Suisse	247,000	3/20/2020	130.00	30,685
6	JPMorgan Chase Co.	Credit Suisse	63,000	1/17/2020	105.00	20,520
7	JPMorgan Chase Co.	Credit Suisse	80,500	3/20/2020	115.00	16,863
6	JPMorgan Chase Co.	Credit Suisse	72,000	6/19/2020	120.00	12,552
8	Lowe’s Cos., Inc.	Credit Suisse	88,000	1/17/2020	110.00	7,976
20	Newmont Goldcorp Corp.	Credit Suisse	86,000	3/20/2020	43.00	4,400
21	Omnicom Group, Inc.	Credit Suisse	162,750	4/17/2020	77.50	11,655
35	Pfizer, Inc.	Credit Suisse	140,000	3/20/2020	40.00	2,905
5	TE Connectivity Ltd.	Credit Suisse	47,500	1/17/2020	95.00	988
22	Toronto-Dominion Bank	Credit Suisse	121,000	4/17/2020	55.00	4,290
2	UnitedHealth Group, Inc.	Credit Suisse	48,000	1/17/2020	240.00	10,805
3	UnitedHealth Group, Inc.	Credit Suisse	72,000	3/20/2020	240.00	16,530
1	US Bancorp	Credit Suisse	5,250	1/17/2020	52.50	673
8	Verizon Communications, Inc.	Credit Suisse	46,000	1/17/2020	57.50	2,880
16	Verizon Communications, Inc.	Credit Suisse	96,000	6/19/2020	60.00	4,656
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $197,497)					$443,161

PLC - Public Limited Company

+	All or a portion of the security is held as collateral for call options.

*	Non-income producing securities.

**	Rate shown represents the rate at December 31, 2019, and is subject to change and resets daily.

^	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

See accompanying notes to financial statements.

RATIONAL NUWAVE ENHANCED MARKET OPPORTUNITY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS
December 31, 2019

Shares		Value
	COMMON STOCKS - 70.0%
	ADVERTISING - 0.0%
465	Interpublic Group of Cos., Inc.	$10,742
109	Omnicom Group, Inc.	8,831
		19,573
	AEROSPACE/DEFENSE - 2.5%
2,780	Arconic, Inc.	85,541
315	Boeing Co.	102,614
1,443	General Dynamics Corp.	254,473
590	Lockheed Martin Corp.	229,734
966	Northrop Grumman Corp.	332,275
293	Raytheon Co.	64,384
282	United Technologies Corp.	42,232
		1,111,253
	AGRICULTURE - 0.3%
1,331	Altria Group, Inc.	66,430
43	Archer-Daniels-Midland Co.	1,993
149	British American Tobacco PLC - ADR	6,326
694	Philip Morris International, Inc.	59,052
		133,801
	AIRLINES - 1.3%
1,039	Alaska Air Group, Inc.	70,392
4,706	American Airlines Group, Inc.	134,968
949	Delta Air Lines, Inc.	55,497
3,259	JetBlue Airways Corp.*	61,008
3,244	Southwest Airlines Co.	175,111
982	United Continental Holdings, Inc. *	86,504
		583,480
	APPAREL - 0.4%
238	Capri Holdings Ltd. *	9,080
5,971	Hanesbrands, Inc.	88,669
18	NIKE, Inc.	1,824
8	PVH Corp.	841
17	Ralph Lauren Corp.	1,993
91	Skechers U.S.A., Inc. *	3,930
2,834	Tapestry, Inc.	76,433
6	VF Corp.	598
		183,368
	AUTO MANUFACTURERS - 1.3%
1,280	Cummins, Inc.	229,069
4,165	Ford Motor Co.	38,734
3,779	General Motors Co.	138,311
2,319	PACCAR, Inc.	183,433
		589,547
	AUTO PARTS & EQUIPMENT - 0.2%
214	APTIV PLC	20,324
919	BorgWarner, Inc.	39,866
1,485	Goodyear Tire & Rubber Co.	23,099
		83,289
	BANKS - 2.1%
545	Bank of America Corp.	19,195
838	Bank of New York Mellon Corp.	42,177
108	Citigroup, Inc.	8,628
216	Citizens Financial Group, Inc.	8,772
230	Comerica, Inc.	16,502
2,909	Fifth Third Bancorp	89,423
16	Goldman Sachs Group, Inc.	3,679
6,177	Huntington Bancshares, Inc.	93,149
82	JPMorgan Chase & Co.	11,431
2,798	KeyCorp	56,632
59	M&T Bank Corp.	10,015
71	Morgan Stanley	3,629
1,336	Northern Trust Corp.	141,937

See accompanying notes to consolidated financial statements.

RATIONAL NUWAVE ENHANCED MARKET OPPORTUNITY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2019

Shares		Value
	COMMON STOCKS - 70.0% (Continued)
	BANKS - 2.1% (Continued)
172	PNC Financial Services Group, Inc.	$27,456
7,012	Regions Financial Corp.	120,326
219	State Street Corp.	17,323
418	Truist Financial Corp.	23,524
1,487	US Bancorp	88,164
2,973	Wells Fargo & Co.	159,947
136	Zions Bancorp NA	7,061
		948,970
	BEVERAGES - 0.7%
406	Coca-Cola Co.	22,472
192	Constellation Brands, Inc.	36,432
2,528	Keurig Dr Pepper, Inc.	73,186
106	Molson Coors Brewing Co.	5,713
84	Monster Beverage Corp. *	5,338
1,260	PepsiCo, Inc.	172,204
		315,345
	BIOTECHNOLOGY - 1.9%
1,125	Alexion Pharmaceuticals, Inc. *	121,669
324	Amgen, Inc.	78,107
443	Biogen, Inc. *	131,451
63	BioMarin Pharmaceutical, Inc. *	5,327
708	Bluebird Bio, Inc. *	62,127
1,601	Gilead Sciences, Inc.	104,033
79	Illumina, Inc. *	26,207
1,281	Incyte Corp. *	111,857
24	Regeneron Pharmaceuticals, Inc. *	9,011
99	United Therapeutics Corp. *	8,720
927	Vertex Pharmaceuticals, Inc. *	202,967
		861,476
	BUILDING MATERIALS - 1.0%
6,660	Johnson Controls International PLC	271,129
62	Martin Marietta Materials, Inc.	17,338
457	Masco Corp.	21,931
809	Vulcan Materials Co.	116,488
		426,886
	CHEMICALS - 1.8%
701	Air Products & Chemicals, Inc.	164,728
989	CF Industries Holdings, Inc.	47,215
2,216	DuPont de Nemours, Inc.	142,267
201	Eastman Chemical Co.	15,931
593	Ecolab, Inc.	114,443
23	Linde PLC	4,897
1,046	LyondellBasell Industries NV	98,826
444	Mosaic Co.	9,608
228	PPG Industries, Inc.	30,436
302	Sherwin-Williams Co.	176,229
		804,580
	COMMERCIAL SERVICES - 1.0%
609	Automatic Data Processing, Inc.	103,834
540	Equifax, Inc.	75,665
124	FleetCor Technologies, Inc. *	35,677
2,117	H&R Block, Inc.	49,707
126	Moody’s Corp.	29,914
1,811	Nielsen Holdings PLC	36,763
417	PayPal Holdings, Inc. *	45,107
190	S&P Global, Inc.	51,880
51	United Rentals, Inc. *	8,505
97	Verisk Analytics, Inc.	14,486
		451,538

See accompanying notes to consolidated financial statements.

RATIONAL NUWAVE ENHANCED MARKET OPPORTUNITY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2019

Shares		Value
	COMMON STOCKS - 70.0% (Continued)
	COMPUTERS - 2.1%
10	Accenture PLC	$2,106
35	Apple, Inc.	10,278
497	Check Point Software Technologies Ltd. *	55,147
2,483	Cognizant Technology Solutions Corp.	153,996
2,422	DXC Technology Co.	91,043
12,138	Hewlett Packard Enterprise Co.	192,509
792	HP, Inc.	16,276
420	Infosys Ltd. - ADR	4,334
2,119	International Business Machines Corp.	284,031
615	NetApp, Inc.	38,284
1,651	Seagate Technology PLC	98,234
99	Western Digital Corp.	6,284
		952,522
	COSMETICS/PERSONAL CARE - 0.4%
1,593	Colgate-Palmolive Co.	109,662
19	Estee Lauder Cos., Inc.	3,924
464	Procter & Gamble Co.	57,954
42	Unilever NV - ADR	2,413
		173,953
	DISTRIBUTION/WHOLESALE - 0.2%
2,191	Fastenal Co.	80,957
6	WW Grainger, Inc.	2,031
		82,988
	DIVERSIFIED FINANCIAL SERVICES - 3.2%
514	Alliance Data Systems Corp.	57,671
330	American Express Co.	41,082
312	Ameriprise Financial, Inc.	51,973
100	BlackRock, Inc.	50,270
1,138	Capital One Financial Corp.	117,112
5,973	Charles Schwab Corp.	284,076
1,203	CME Group, Inc.	241,466
455	Discover Financial Services	38,593
970	E*TRADE Financial Corp.	44,009
2,282	Franklin Resources, Inc.	59,286
1,385	Intercontinental Exchange, Inc.	128,182
426	Invesco Ltd.	7,659
78	Mastercard, Inc.	23,290
107	Nasdaq, Inc.	11,460
469	T Rowe Price Group, Inc.	57,143
117	Visa, Inc.	21,984
7,366	Western Union Co.	197,261
		1,432,517
	ELECTRIC - 3.5%
776	American Electric Power Co., Inc.	73,340
88	CenterPoint Energy, Inc.	2,400
1,026	CMS Energy Corp.	64,474
63	Consolidated Edison, Inc.	5,700
1,490	Dominion Energy, Inc.	123,402
362	Duke Energy Corp.	33,018
17	Edison International	1,282
1,410	Entergy Corp.	168,918
1,311	Eversource Energy	111,527
2,381	Exelon Corp.	108,550
2,629	FirstEnergy Corp.	127,769
135	NextEra Energy, Inc.	32,692
2,507	NRG Energy, Inc.	99,653
1,159	PPL Corp.	41,585
2,480	Public Service Enterprise Group, Inc.	146,444
441	Sempra Energy	66,803
2,544	Southern Co.	162,053
1,033	WEC Energy Group, Inc.	95,274
1,455	Xcel Energy, Inc.	92,378
		1,557,262

See accompanying notes to consolidated financial statements.

RATIONAL NUWAVE ENHANCED MARKET OPPORTUNITY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2019

Shares		Value
	COMMON STOCKS - 70.0% (Continued)
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.1%
202	Emerson Electric Co.	$15,404
106	Universal Display Corp.	21,843
		37,247
	ELECTRONICS - 0.3%
31	Agilent Technologies, Inc.	2,645
20	Amphenol Corp.	2,165
677	Honeywell International, Inc.	119,829
116	TE Connectivity Ltd.	11,117
		135,756
	ENERGY-ALTERNATIVE SOURCES- 0.0%
235	First Solar, Inc. *	13,151

	ENGINEERING & CONSTRUCTION - 0.1%
2,617	Fluor Corp.	49,409

	ENVIRONMENTAL CONTROL - 0.5%
114	Republic Services, Inc.	10,218
1,956	Waste Management, Inc.	222,906
		233,124
	FOOD - 2.0%
111	Campbell Soup Co.	5,486
4,319	Conagra Brands, Inc.	147,883
1,690	General Mills, Inc.	90,516
979	Hershey Co.	143,893
287	JM Smucker Co.	29,885
197	Kellogg Co.	13,624
4,467	Kraft Heinz Co.	143,525
223	Kroger Co.	6,465
2,273	Mondelez International, Inc.	125,197
102	Sysco Corp.	8,725
1,353	Tyson Foods, Inc.	123,177
		838,376
	FOREST PRODUCTS & PAPER - 0.2%
2,005	International Paper, Co.	92,330

	HAND/MACHINE TOOLS - 0.0%
17	Stanley Black & Decker, Inc.	2,818

	HEALTHCARE-PRODUCTS - 1.1%
261	Abbott Laboratories	22,670
191	Baxter International, Inc.	15,971
5	Boston Scientific Corp. *	226
75	Danaher Corp.	11,511
859	DENTSPLY SIRONA, Inc.	48,611
598	Edwards Lifesciences Corp. *	139,507
185	Henry Schein, Inc. *	12,343
681	Hologic, Inc. *	35,555
42	Intuitive Surgical, Inc. *	24,828
33	Medtronic PLC	3,744
753	Stryker Corp.	158,085
91	Thermo Fisher Scientific, Inc.	29,563
12	Zimmer Biomet Holdings, Inc.	1,796
		504,410
	HEALTHCARE-SERVICES - 0.4%
18	Anthem, Inc.	5,436
72	Centene Corp. *	4,527
440	DaVita, Inc. *	33,013
40	HCA Healthcare, Inc.	5,912
74	Humana, Inc.	27,122
127	Laboratory Corp. of America Holdings *	21,485
237	Quest Diagnostics, Inc.	25,309
51	UnitedHealth Group, Inc.	14,993
217	Universal Health Services, Inc.	31,131
		168,928

See accompanying notes to consolidated financial statements.

RATIONAL NUWAVE ENHANCED MARKET OPPORTUNITY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2019

Shares		Value
	COMMON STOCKS - 70.0% (Continued)
	HOME BUILDERS - 1.4%
3,017	DR Horton, Inc.	$159,147
6,198	Lennar Corp.	345,786
3,347	PulteGroup, Inc.	129,864
		634,797
	HOME FURNISHINGS - 0.2%
647	Whirlpool Corp.	95,452

	HOUSEHOLD PRODUCTS/WARES - 0.6%
1,065	Clorox Co.	163,520
585	Kimberly-Clark Corp.	80,467
		243,987
	HOUSEWARES - 0.3%
7,075	Newell Brands, Inc.	135,981

	INSURANCE - 2.4%
3,904	Aflac, Inc.	206,522
108	Allstate Corp.	12,145
6,913	American International Group, Inc.	354,844
3	Aon PLC	625
56	Berkshire Hathaway, Inc. *	12,684
297	Chubb Ltd.	46,231
775	Hartford Financial Services Group, Inc.	47,097
663	Lincoln National Corp.	39,124
276	Marsh & McLennan Cos., Inc.	30,749
124	MetLife, Inc.	6,320
642	Principal Financial Group, Inc.	35,310
878	Progressive Corp.	63,558
750	Prudential Financial, Inc.	70,305
948	Travelers Cos., Inc.	129,829
		1,055,343
	INTERNET - 2.0%
5	Alibaba Group Holding Ltd. - ADR *	1,060
49	Alphabet, Inc. *	65,514
45	Amazon.com, Inc. *	83,153
25	Baidu, Inc. - ADR *	3,160
1	Booking Holdings, Inc. *	2,054
5,100	eBay, Inc.	184,161
1,751	Expedia Group, Inc.	189,353
32	F5 Networks, Inc. *	4,469
26	Facebook, Inc. *	5,336
9	Netflix, Inc. *	2,912
3,320	NortonLifeLock, Inc.	84,726
160	Palo Alto Networks, Inc. *	37,000
3,813	TripAdvisor, Inc.	115,839
2,252	Twitter, Inc. *	72,177
123	VeriSign, Inc. *	23,700
		874,614
	IRON/STEEL - 0.3%
1,312	Nucor Corp.	73,839
4,494	United States Steel Corp.	51,277
		125,116
	LEISURE TIME - 0.1%
85	Carnival Corp.	4,321
1,021	Harley-Davidson, Inc.	37,971
46	Polaris Industries, Inc.	4,678
38	Royal Caribbean Cruises Ltd.	5,073
		52,043
	LODGING - 0.2%
179	Hilton Worldwide Holdings, Inc.	19,853
65	Las Vegas Sands Corp.	4,488
87	Marriott International, Inc.	13,174
1,396	MGM Resorts International	46,445
165	Wyndham Worldwide Corp.	8,529
25	Wynn Resorts Ltd.	3,472
		95,961

See accompanying notes to consolidated financial statements.

RATIONAL NUWAVE ENHANCED MARKET OPPORTUNITY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2019

Shares		Value
	COMMON STOCKS - 70.0% (Continued)
	MACHINERY- CONSTRUCTION & MINING - 0.1.%
172	Caterpillar, Inc.	$25,401

	MACHINERY-DIVERSIFIED - 0.3%
517	Deere & Co.	89,575
80	Dover Corp.	9,221
86	Rockwell Automation, Inc.	17,430
		116,226
	MEDIA - 1.6%
73	Charter Communications, Inc. *	35,411
5,912	Comcast Corp.	265,863
472	Discovery, Inc. *	15,453
616	DISH Network Corp. *	21,850
546	Liberty Global PLC *	12,416
19	Viacom, Inc.	797
2,369	Walt Disney Co.	342,628
		694,418
	MINING - 0.0%
414	Freeport-McMoRan, Inc.	5,432
215	Newmont Goldcorp Corp.	9,342
		14,774
	MISCELLANEOUS MANUFACTURING - 1.2%
17	3M Co.	2,999
461	Eaton Corp PLC	43,666
24,978	General Electric Co.	278,754
249	Illinois Tool Works, Inc.	44,728
673	Ingersoll-Rand PLC	89,455
311	Parker-Hannifin Corp.	64,010
447	Textron, Inc.	19,936
		543,548
	OFFICE/BUSINESS EQUIPMENT - 0.3%
3,427	Xerox Corp.	126,353

	OIL & GAS - 6.1%
566	Apache Corp.	14,484
4,576	Cabot Oil & Gas Corp.	79,668
1,192	Chevron Corp.	143,648
50	Cimarex Energy Co.	2,625
138	Concho Resources, Inc.	12,085
78	ConocoPhillips	5,072
910	Continental Resources, Inc.	31,213
377	Devon Energy Corp.	9,791
9,716	Encana Corp.	45,568
74	EOG Resources, Inc.	6,198
6,567	EQT Corp.	71,580
2,260	Exxon Mobil Corp.	157,703
82	Helmerich & Payne, Inc.	3,725
2,845	Hess Corp.	190,074
2,669	HollyFrontier Corp.	135,345
326	Marathon Oil Corp.	4,427
5,450	Marathon Petroleum Corp.	328,363
169	Murphy Oil Corp.	4,529
33	Noble Energy, Inc.	820
5,522	Occidental Petroleum Corp.	227,562
4,050	Phillips 66	451,211
44	Pioneer Natural Resources Co.	6,660
23,179	Range Resources Corp.	112,418
954	Transocean Ltd. *	6,564
4,575	Valero Energy Corp.	428,449
29,000	Whiting Petroleum Corp. *	212,860
		2,692,642

See accompanying notes to consolidated financial statements.

RATIONAL NUWAVE ENHANCED MARKET OPPORTUNITY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2019

Shares		Value
	COMMON STOCKS - 70.0% (Continued)
	OIL & GAS SERVICES - 0.1%
150	Baker Hughes a GE Co.	$3,845
27	Halliburton Co.	661
202	National Oilwell Varco, Inc.	5,060
18	Schlumberger Ltd.	724
473	TechnipFMC PLC	10,141
		20,431
	PACKAGING & CONTAINERS - 0.4%
2,867	Ball Corp.	185,409
73	Sealed Air Corp.	2,908
		188,317
	PHARMACEUTICALS - 2.8%
1,593	AbbVie, Inc.	141,044
483	Allergan PLC	92,335
1,108	AmerisourceBergen Corp.	94,202
20	Becton Dickinson and Co.	5,439
116	Bristol-Myers Squibb Co.	7,446
3,194	Cardinal Health, Inc.	161,553
57	Cigna Corp.	11,656
3,676	CVS Health Corp.	273,090
23	Eli Lilly & Co.	3,023
11	Johnson & Johnson	1,605
990	McKesson Corp.	136,937
113	Merck & Co., Inc.	10,277
6,957	Mylan NV *	139,836
86	Perrigo Co PLC	4,443
451	Pfizer, Inc.	17,670
13,108	Teva Pharmaceutical Industries Ltd. *	128,458
		1,229,014
	PIPELINES - 0.5%
117	Enbridge, Inc.	4,653
2,225	Energy Transfer LP	28,547
7,051	Kinder Morgan, Inc.	149,270
539	ONEOK, Inc.	40,786
267	Williams Cos., Inc.	6,333
		229,589
	REAL ESTATE - 0.0%
80	CBRE Group, Inc. *	4,903

	REITS - 2.8%
134	American Tower Corp.	30,796
1,330	Annaly Capital Management, Inc.	12,529
330	AvalonBay Communities, Inc.	69,201
69	Boston Properties, Inc.	9,512
623	Crown Castle International Corp.	88,559
225	Equinix, Inc.	131,332
1,461	Equity Residential	118,224
555	Healthpeak Properties, Inc.	19,131
248	Host Hotels & Resorts, Inc.	4,600
5,253	Kimco Realty Corp.	108,790
2,089	Prologis, Inc.	186,213
705	Public Storage	150,137
139	SBA Communications Corp.	33,498
711	Simon Property Group, Inc.	105,911
1,867	Ventas, Inc.	107,801
141	Vornado Realty Trust	9,376
235	Welltower, Inc.	19,218
867	Weyerhaeuser Co.	26,183
		1,231,011
	RETAIL - 6.7%
485	Advance Auto Parts, Inc.	77,678
82	AutoZone, Inc. *	97,687
471	Bed Bath & Beyond, Inc.	8,148
454	Best Buy Co., Inc.	39,861
252	CarMax, Inc. *	22,093
146	Chipotle Mexican Grill, Inc. *	122,218
1,096	Costco Wholesale Corp.	322,136
57	Darden Restaurants, Inc.	6,214
2,355	Dollar General Corp.	367,333
36	Dollar Tree, Inc. *	3,386

See accompanying notes to consolidated financial statements.

RATIONAL NUWAVE ENHANCED MARKET OPPORTUNITY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2019

Shares		Value
	COMMON STOCKS - 70.0% (Continued)
	RETAIL - 6.7% (Continued)
2,724	Foot Locker, Inc.	$106,209
5,624	Gap, Inc.	99,432
982	Home Depot, Inc.	214,449
1,141	Kohl’s Corp.	58,134
4,732	L Brands, Inc.	85,744
169	Lowe’s Cos., Inc.	20,239
8,089	Macy’s, Inc.	137,513
595	McDonald’s Corp.	117,578
5	Nordstrom, Inc.	205
353	O’Reilly Automotive, Inc. *	154,706
185	Ross Stores, Inc.	21,538
1,242	Signet Jewelers Ltd.	27,001
346	Starbucks Corp.	30,420
537	Target Corp.	68,849
1,165	TJX Cos., Inc.	71,135
1,302	Tractor Supply Co.	121,659
788	Ulta Beauty, Inc. *	199,474
182	Urban Outfitters, Inc. *	5,054
3,161	Walgreens Boots Alliance, Inc.	186,373
1,094	Walmart, Inc.	130,011
413	Yum! Brands, Inc.	41,601
		2,964,078
	SEMICONDUCTORS - 4.0%
1,422	Advanced Micro Devices, Inc. *	65,213
334	Analog Devices, Inc.	39,693
1,897	Applied Materials, Inc.	115,793
640	Broadcom, Inc.	202,253
240	Intel Corp.	14,364
845	KLA-Tencor Corp.	150,554
667	Lam Research Corp.	195,031
670	Marvell Technology Group Ltd.	17,795
424	Maxim Integrated Products, Inc.	26,080
115	Microchip Technology, Inc.	12,043
2,617	Micron Technology, Inc. *	140,742
553	NVIDIA Corp.	130,121
1,280	Qorvo, Inc. *	148,774
2,769	QUALCOMM, Inc.	244,309
453	Texas Instruments, Inc.	58,115
2,321	Xilinx, Inc.	226,924
		1,787,804
	SOFTWARE - 3.1%
370	Activision Blizzard, Inc.	21,985
70	Adobe Systems, Inc. *	23,087
1,884	Akamai Technologies, Inc. *	162,740
113	Autodesk, Inc. *	20,731
194	Cerner Corp.	14,238
1,466	Citrix Systems, Inc.	162,579
488	Electronic Arts, Inc. *	52,465
186	Fidelity National Information Services, Inc.	25,871
941	Fiserv, Inc. *	108,808
519	Intuit, Inc.	135,942
366	Microsoft Corp.	57,718
2,992	Oracle Corp.	158,516
859	Paychex, Inc.	73,067
93	salesforce.com, Inc. *	15,125
114	ServiceNow, Inc. *	32,184
630	Splunk, Inc. *	94,355
277	Vmware, Inc. *	42,046
962	Workday, Inc. *	158,201
		1,359,658

See accompanying notes to consolidated financial statements.

RATIONAL NUWAVE ENHANCED MARKET OPPORTUNITY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2019

Shares		Value
	COMMON STOCKS - 70.0% (Continued)
	TELECOMMUNICATIONS - 2.5%
857	AT&T, Inc.	$33,492
25,224	CenturyLink, Inc.	333,209
103	Cisco Systems, Inc.	4,940
2,616	Corning, Inc.	76,152
2,330	Juniper Networks Inc	57,388
1,374	Motorola Solutions, Inc.	221,406
18,005	Sprint Corp. *	93,806
751	T-Mobile US, Inc. *	58,893
2,392	Verizon Communications, Inc.	146,869
5,132	Vodafone Group PLC - ADR	99,202
		1,125,357
	TEXTILES - 0.2%
655	Mohawk Industries, Inc. *	89,329

	TOYS & GAMES - 0.0%
16	Hasbro, Inc.	1,690
225	Mattel, Inc. *	3,049
		4,739
	TRANSPORTATION - 1.2%
467	CH Robinson Worldwide, Inc.	36,519
888	CSX Corp.	64,256
92	Expeditors International of Washington, Inc.	7,178
142	FedEx Corp.	21,472
697	Kansas City Southern	106,752
302	Norfolk Southern Corp.	58,627
62	Union Pacific Corp.	11,209
2,094	United Parcel Service, Inc.	245,124
		551,137

	TOTAL COMMON STOCKS (Cost - $30,603,714)	31,099,920

	EXCHANGE TRADED FUNDS - 2.0%
24	Invesco QQQ Trust Series 1	5,102
204	iShares Russell 2000 ETF	33,797
2,694	SPDR S&P 500 ETF Trust	867,091
	TOTAL EXCHANGE TRADED FUNDS (Cost - $901,159)	905,990

	SHORT-TERM INVESTMENTS - 36.4%
16,187,521	Federated Treasury Obligations Fund, Institutional Class, 1.51% **	16,187,521
	TOTAL SHORT-TERM INVESTMENTS (Cost - $16,187,521)

	TOTAL INVESTMENTS - 108.4% (Cost - $47,692,394)	$48,193,431
	LIABILITIES LESS OTHER ASSETS - (8.4)%	(3,748,108)
	NET ASSETS - 100.0%	$44,445,323

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

PLC - Public Limited Company

*	Non-income producing securities.

**	Rate shown represents the rate at December 31, 2019, and is subject to change and resets daily.

See accompanying notes to consolidated financial statements.

RATIONAL NUWAVE ENHANCED MARKET OPPORTUNITY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2019

					Unrealized
			Notional		Appreciation /
Long Contracts		Counterparty	Amount ($)	Maturity	(Depreciation)
	OPEN LONG FUTURES CONTRACTS - (0.5)%
56	90 Day Euro Future	ADM	13,771,100	September-20	$2,275
544	90 Day Sterling Future	ADM	89,452,527	September-20	(2,477)
52	Australian 10Y Bond Future	ADM	5,142,031	March-20	(61,894)
24	BP Currency Future	ADM	1,993,800	March-20	13,975
5	Cocoa Future +	ADM	127,000	March-20	(1,515)
24	Coffee ‘C’ Future +	ADM	1,167,300	March-20	(4,679)
14	Copper Future +	ADM	978,950	March-20	(10,042)
1	Dax Index Future	ADM	371,730	March-20	(466)
1	E-Mini Russell 2000 Future	ADM	83,530	March-20	269
67	Euro-Bund Future	ADM	12,822,135	March-20	(105,813)
10	FTSE 100 Future	ADM	993,431	March-20	(1,258)
14	Gold 100 Oz Future +	ADM	2,141,020	April-20	40,152
1	IBEX 35 Index Future	ADM	106,955	January-20	(819)
3	Japanese 10 Year Bond (OSE)	ADM	4,200,966	March-20	(2,223)
72	Long Gilt Future	ADM	12,531,302	March-20	(43,059)
40	Mexican Peso Future	ADM	1,047,800	March-20	8,299
7	Nikkei 225 (SGX) Future	ADM	752,818	March-20	(7,724)
12	Platinum Future +	ADM	586,680	April-20	16,407
3	S&P/TSX 60 IX Future	ADM	468,433	March-20	650
5	S&P 500 E-mini Future	ADM	807,775	March-20	3,543
7	SPI 200 Future	ADM	812,277	March-20	(10,914)
5	Topix Index Future	ADM	791,810	March-20	1,253
47	US 10 Year Note (CBT) Future	ADM	6,035,828	March-20	(37,511)
	Net Unrealized Depreciation From Open Long Futures Contracts				$(203,571)

					Unrealized
			Notional		Appreciation /
Short Contracts		Counterparty	Amount ($)	Maturity	(Depreciation)
	OPEN SHORT FUTURES CONTRACTS - (0.7)%
(41)	AUD/USD Currency Future	ADM	(2,885,580)	March-20	(37,994)
(3)	C$ Currency Future	ADM	(231,255)	March-20	(1,660)
(3)	CAC40 10 Euro Future	ADM	(201,040)	January-20	1,615
(431)	Corn Future +	ADM	(8,356,013)	March-20	14,256
(105)	Cotton No. 2 Future +	ADM	(3,625,125)	March-20	(90,664)
(16)	Euro FX Currency Future	ADM	(2,256,400)	March-20	(16,834)
(3)	Hang Seng Future	ADM	(544,226)	January-20	(2,520)
(100)	Japanese Yen Future	ADM	(11,556,875)	March-20	(7,001)
(23)	Lean Hogs Future +	ADM	(657,110)	February-20	582
(29)	Live Cattle Future +	ADM	(1,460,730)	February-20	(2,615)
(1)	LME Aluminum Future +	ADM	(45,112)	March 2, 2020	(924)
(1)	LME Aluminum Future +	ADM	(45,138)	March 5, 2020	(1,416)
(1)	LME Aluminum Future +	ADM	(45,225)	March 19, 2020	(466)
(12)	LME Aluminum Future +	ADM	(542,976)	March 30, 2020	3,553
(1)	LME Aluminum Future +	ADM	(45,250)	March 31, 2020	113
(1)	LME Copper Future +	ADM	(154,260)	March-20	(7,360)
(9)	Natural Gas Future +	ADM	(197,010)	February-20	2,666
(5)	NY Harbor ULSD Future +	ADM	(424,788)	February-20	(1,048)
(1)	Silver Future +	ADM	(89,605)	March-20	93
(110)	Soybean Future +	ADM	(5,255,250)	March-20	(148,474)
(52)	Sugar #11 (WORLD) Future +	ADM	(781,581)	March-20	(16,873)
(5)	Wheat Future +	ADM	(139,688)	March-20	(8,681)
(5)	WTI Crude Future +	ADM	(305,300)	February-20	(4,249)
	Net Unrealized Depreciation From Open Short Futures Contracts				$(325,901)
	Total Unrealized Depreciation from Open Futures Contracts				$(529,472)

+	All or a portion of this investment is a holding of the RNW Fund, Ltd.

See accompanying notes to consolidated financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
PORTFOLIO OF INVESTMENTS
December 31, 2019

Principal			Coupon
Amount ($)		Variable Rate	Rate (%)	Maturity	Value
	BONDS & NOTES - 87.7%
	ASSET BACKED SECURITIES - 86.9%
1,468,874	ABFS Mortgage Loan Trust 2003-1 (a)	1 Month LIBOR + 2.25%	3.9898	8/15/2033	$1,454,893
9,614	ACE Securities Corp Home Equity Loan Trust Series 2007-WM1 (a)	1 Month LIBOR + 0.07%	1.8620	11/25/2036	4,752
134,453	Adjustable Rate Mortgage Trust 2005-10 (c)		4.1098	1/25/2036	125,957
260,865	Adjustable Rate Mortgage Trust 2005-10 (a)	1 Month LIBOR + 0.54%	2.3320	1/25/2036	244,967
72,289	Aegis Asset Backed Securities Trust 2004-6 (a)	1 Month LIBOR + 1.00%	2.7920	3/25/2035	69,944
82,089	AFC Home Equity Loan Trust (a)	1 Month LIBOR + 0.72%	2.5120	9/22/2028	79,666
6,505	Alternative Loan Trust 2004-33 (c)		3.8096	12/25/2034	6,700
128,900	Alternative Loan Trust 2005-17 (a)	1 Month LIBOR + 0.56%	2.3520	7/25/2035	93,171
160,356	Alternative Loan Trust 2005-51 (a)	1 Month LIBOR + 0.60%	2.3646	11/20/2035	146,726
203,502	Alternative Loan Trust 2005-63 (c)		3.8344	12/25/2035	193,310
564,897	Alternative Loan Trust 2007-5CB (a)	1 Month LIBOR + 5.65%	3.8580	4/25/2037	129,715
458,308	Alternative Loan Trust 2007-5CB		—	4/25/2037	182,749
85,198	American Home Mortgage Investment Trust 2004-1 (a)	1 Month LIBOR + 0.90%	2.6920	4/25/2044	82,247
15,719	American Home Mortgage Investment Trust 2004-4 (a)	1 Month LIBOR + 0.20%	1.9920	9/25/2030	15,547
94,476	American Home Mortgage Investment Trust 2005-1 (a)	1 Month LIBOR + 2.00%	3.9140	6/25/2045	94,513
351,960	American Home Mortgage Investment Trust 2005-2 (d)		5.3280	9/25/2035	310,814
447,858	American Home Mortgage Investment Trust 2006-2 (a)	1 Month LIBOR + 0.22%	2.0120	6/25/2036	73,554
332,510	Ameriquest Mortgage Securities Asset-Backed Pass-Through Ctfs Ser 2003 AR1 (a)	1 Month LIBOR + 4.50%	3.8849	1/25/2033	332,512
9,546	Asset Backed Securities Corp Home Equity Loan Trust Series AMQ 2007-HE2 (a)	1 Month LIBOR + 0.08%	1.8720	5/25/2037	7,133
82,849	Asset-Backed Pass Through Certificates 2002-3 (a)	1 Month LIBOR + 2.85%	4.6420	8/25/2032	82,915
28,082	Banc of America Alternative Loan Trust 2005-5		6.0000	6/25/2035	27,781
326,863	Banc of America Alternative Loan Trust 2006-4		6.0000	5/25/2046	312,206
565,000	Banc of America Commercial Mortgage Trust 2015-UBS7		3.1670	9/15/2048	468,859
211,905	Banc of America Funding 2005-E Trust (a)	COF 11 + 1.43%	2.5570	6/20/2035	163,065
208,111	Banc of America Funding 2006-D Trust (c)		3.5368	5/20/2036	192,247
201,472	Banc of America Mortgage 2006-B Trust (c)		3.8485	11/20/2046	194,438
43,967	Banc of America Mortgage Trust 2005-3		5.5000	3/25/2035	43,287
1,206,746	BCAP LLC 2011-RR4-I Trust (b)		5.2500	4/26/2037	989,425
460,656	BCAP LLC Trust 2007-AA2		6.0000	3/25/2022	465,871
1,054,606	BCMSC Trust 1999-A (c)		6.7000	3/15/2029	1,082,212
57,122	Bear Stearns ALT-A Trust 2004-11 (c)		4.4408	11/25/2034	56,406
146,640	Bear Stearns ALT-A Trust 2006-3 (c)		4.3783	5/25/2036	115,723
58,262	Bear Stearns ALT-A Trust II 2007-1 (c)		3.9247	9/25/2047	46,487
259,047	Bear Stearns Asset Backed Securities I Trust 2005-AC5 (a)	1 Month LIBOR + 1.00%	2.7920	8/25/2035	210,887
120,886	Bear Stearns Asset Backed Securities Trust 2006-SD3 (c)		4.3212	7/25/2036	121,051
365,412	Bear Stearns Asset Backed Securities Trust 2006-SD4 (a)	12 MTA + 0.98%	3.2195	10/25/2036	162,444
94,017	Bear Stearns Asset Backed Securities Trust 2007-SD1 (c)		3.3622	10/25/2036	63,559
214,192	Bear Stearns Mortgage Funding Trust 2006-AR5 (a)	1 Month LIBOR + 0.19%	1.9820	1/25/2037	203,070
55,583	Bear Stearns Mortgage Securities, Inc. (c)		6.3140	3/25/2031	55,261
198,179	Centex Home Equity Loan Trust 2004-C (a)	1 Month LIBOR + 0.80%	2.5870	6/25/2034	197,531
332,914	Centex Home Equity Loan Trust 2004-D (d)		5.5600	9/25/2034	340,856
95,504	Chase Funding Trust Series 2003-6 (d)		5.0252	11/25/2034	99,001
291,800	Chase Mortgage Finance Trust Series 2005-S1		5.0000	5/25/2035	291,247
81,292	CHL Mortgage Pass-Through Trust 2004-8		—	7/25/2034	66,589
4,537	CHL Mortgage Pass-Through Trust 2005-7 (a)	1 Month LIBOR + 0.72%	2.5120	3/25/2035	1,935
5,832	CHL Mortgage Pass-Through Trust 2005-11 (a)	1 Month LIBOR + 0.32%	2.1120	4/25/2035	2,579
235,763	Citigroup Mortgage Loan Trust 2006-AR5 (c)		4.1951	7/25/2036	215,767
445,351	Citigroup Mortgage Loan Trust 2013-8 (b,c)		3.9009	11/25/2036	373,261
32,738	CitiMortgage Alternative Loan Trust Series 2007-A1		6.0000	1/25/2037	32,683
11,388	ContiMortgage Home Equity Loan Trust 1997-4 (c)		7.3300	10/15/2028	84,466
163	Countrywide Asset-Backed Certificates 2002-S3 M2 (c)		5.0910	5/25/2032	160
87,764	Countrywide Asset-Backed Certificates 2004-S1 M1 (d)		5.2520	2/25/2035	87,488
19,693	Countrywide Asset-Backed Certificates 2006-S4 A6 (c)		5.8340	7/25/2034	19,938
25,414	Countrywide Asset-Backed Certificates 2006-13 1AF3 (c)		4.2783	1/25/2037	25,482
125,795	Credit Suisse First Boston Mortgage Securities Corp. 2002 AR31 CB1 (c)		4.1508	11/25/2032	124,574
32,034	Credit-Based Asset Servicing & Securitization LLC 2002-AR31 CB1 (c)		4.1508	11/25/2032	30,895
191,730	Credit-Based Asset Servicing & Securitization LLC 2002-AR31 CB2 (b, d)		2.6910	3/25/2032	187,052
318,400	Credit-Based Asset Servicing & Securitization LLC 2002-P1A A (d)		3.3805	12/25/2036	291,696
107,045	CSFB Mortgage-Backed Pass-Through Certificates Series 2003-29		6.5000	12/25/2033	108,052
408,428	CSFB Mortgage-Backed Pass-Through Certificates Series 2004-AR5 (c)		4.2810	6/25/2034	404,638
1,811,544	CSMC Mortgage-Backed Trust 2006-9		6.5000	11/25/2036	1,521,268
39,152	CWABS Revolving Home Equity Loan Trust Series 2004-J (a)	1 Month LIBOR + 0.29%	2.0297	12/15/2033	38,813
110,338	CWHEQ Revolving Home Equity Loan Trust Series 2006-I (a)	1 Month LIBOR + 0.14%	1.8798	1/15/2037	105,437
296,539	Deutsche Alt-B Securities Inc Mortgage Loan Trust Series 2006-AB2 (c)		5.1846	6/25/2036	286,446
46,311	Deutsche Mortgage Securities Inc Mortgage Loan Trust Series 2004-1 (c)		5.5000	9/25/2033	40,173
1,433,197	Deutsche Mortgage Securities Inc Mortgage Loan Trust 2004-4 (a)	1 Month LIBOR + 0.35%	2.1420	6/25/2034	1,346,310
63,910	DSLA Mortgage Loan Trust 2004-AR1 A2A (a)	1 Month LIBOR + 0.82%	2.5839	9/19/2044	62,699
25,889	DSLA Mortgage Loan Trust 2004-AR1 A2B (a)	1 Month LIBOR + 0.84%	2.6039	9/19/2044	24,794
3,367,049	DSLA Mortgage Loan Trust 2007-AR1 1A1B (a)	1 Month LIBOR + 0.14%	1.9039	4/19/2047	2,954,674
50,637	First Horizon Alternative Mortgage Securities Trust 2005-AA1 (c)		3.8700	3/25/2035	40,200
57,447	First Horizon Mortgage Pass-Through Trust 2000-H 3B1 (c)		4.7466	5/25/2030	55,809
43,827	First Horizon Mortgage Pass-Through Trust 2000-H 4B2 (c)		4.6684	5/25/2030	41,140
254,112	First Horizon Mortgage Pass-Through Trust 2004-FL1 (a)	1 Month LIBOR + 0.27%	2.0620	2/25/2035	240,961
229,902	FirstCity Capital Home Equity Loan Trust 1998-2 (a,b)	1 Month LIBOR + 0.80%	2.5920	1/25/2029	229,434
67,719	Fremont Home Loan Trust 2005-A (a)	1 Month LIBOR + 0.74%	2.5270	1/25/2035	67,445
24,170	GMACM Home Equity Loan Trust 2005-HE1 (a)	1 Month LIBOR + 0.50%	2.2080	8/25/2035	29,270

See accompanying notes to financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2019

Principal			Coupon
Amount ($)		Variable Rate	Rate (%)	Maturity	Value
	BONDS & NOTES - 87.7% (Continued)
	ASSET BACKED SECURITIES - 86.9% (Continued)
171,649	GreenPoint Home Equity Loan Trust 2004-4 (a)	1 Month LIBOR + 0.28%	2.0198	8/15/2030	$167,425
746,503	GreenPoint Mortgage Funding Trust 2005-AR4 (a)	1 Month LIBOR + 0.52%	2.3120	10/25/2045	759,594
614,559	GreenPoint Mortgage Funding Trust 2005-AR4 (a)	1 Month LIBOR + 0.20%	1.9920	10/25/2045	548,608
267,234	GreenPoint Mortgage Funding Trust 2005-AR5 (a)	1 Month LIBOR + 0.56%	2.3520	11/25/2045	217,801
98,506	GreenPoint Mortgage Funding Trust 2006-AR3 (a)	1 Month LIBOR + 0.21%	2.0020	4/25/2036	94,392
541,406	GreenPoint Mortgage Loan Trust 2004-1 (a)	1 Month LIBOR + 0.58%	2.3670	10/25/2034	493,328
760,000	GS Mortgage Securities Corp II 2018-SRP5 B (a,b)	1 Month LIBOR + 2.50%	4.2397	9/15/2031	750,607
126,000	GS Mortgage Securities Trust 2011-GC5 (b,c)		5.3895	8/10/2044	125,376
141,933	GSAMP Trust 2004-HE1 (a)	1 Month LIBOR + 0.83%	2.6170	5/25/2034	134,837
203,246	GSMPS Mortgage Loan Trust (b,c)		7.7500	5/19/2027	203,830
211,115	GSR Mortgage Loan Trust 2003-1 (c)		4.3216	3/25/2033	204,391
240,033	GSR Mortgage Loan Trust 2005-8F		5.5000	11/25/2035	240,857
2,019,584	GSR Mortgage Loan Trust 2007-AR1 (c)		3.8299	3/25/2037	1,913,541
157,899	HarborView Mortgage Loan Trust 2003-1 (c)		4.4412	5/19/2033	151,600
7,752	HarborView Mortgage Loan Trust 2005-1 (a)	1 Month LIBOR + 0.66%	2.4239	3/19/2035	5,338
39,129	HarborView Mortgage Loan Trust 2005-8 (a)	1 Month LIBOR + 0.66%	2.4239	9/19/2035	35,211
115,599	HarborView Mortgage Loan Trust 2005-14 (c)		4.5605	12/19/2035	110,732
23,315	Home Equity Mortgage Trust (a)	1 Month LIBOR + 2.50%	4.2920	6/25/2034	118,001
23,033	Home Equity Mortgage Trust 2007-1 (a)	1 Month LIBOR + 0.34%	2.1320	5/25/2037	21,724
20,908	Impac CMB Trust Series 2003-8 2B1 (a)	1 Month LIBOR + 4.50%	6.2920	10/25/2033	19,472
11,488	Impac CMB Trust Series 2003-8 2M2 (a)	1 Month LIBOR + 2.63%	4.4170	10/25/2033	11,436
68,946	Impac CMB Trust Series 2003-11 (a)	1 Month LIBOR + 4.50%	6.2920	10/25/2033	68,873
288,671	Impac CMB Trust Series 2004-10 (a)	1 Month LIBOR + 2.78%	4.5670	3/25/2035	295,587
45,143	IndyMac INDA Mortgage Loan Trust 2005-AR2 (c)		4.3902	1/25/2036	45,175
107,754	Irwin Home Equity Loan Trust 2004-1 (a)	1 Month LIBOR + 1.25%	3.0420	12/25/2034	106,088
107,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-LC11 (c)		4.1678	4/15/2046	95,686
400,846	JP Morgan Mortgage Trust 2004-S2		6.0000	11/25/2034	405,200
405,073	JP Morgan Mortgage Trust 2006-A6 (c)		4.1865	10/25/2036	373,614
112,026	Lehman XS Trust 2006-8 (d)		4.8305	6/25/2036	112,786
181,595	Lehman XS Trust 2007-5H (c)		3.1941	5/25/2037	150,238
477,784	Lehman XS Trust Series 2006-2N (a)	1 Month LIBOR + 0.26%	2.0520	2/25/2046	441,217
940,550	Luminent Mortgage Trust 2007-2 (a)	1 Month LIBOR + 0.23%	2.0220	5/25/2037	924,937
1,092,161	MASTR Adjustable Rate Mortgages Trust 2006-OA2 1A1 (a)	12 MTA + 0.80%	3.0395	12/25/2046	1,706,305
4,372,347	MASTR Adjustable Rate Mortgages Trust 2006-OA2 4A1 (a)	12 MTA + 0.85%	3.0895	12/25/2046	6,667,829
3,969,741	MASTR Adjustable Rate Mortgages Trust 2006-OA2 4A1B (a)	12 MTA + 1.20%	3.4395	12/25/2046	6,133,250
63,638	MASTR Adjustable Rate Mortgages Trust 2007-1 (a)	1 Month LIBOR + 0.16%	1.9520	1/25/2047	69,522
986,861	MASTR Adjustable Rate Mortgages Trust 2007-1 (a)	12 MTA + 0.74%	3.0664	1/25/2047	1,431,172
188,152	MASTR Adjustable Rate Mortgages Trust 2007-3 (a)	1 Month LIBOR + 0.68%	2.4720	5/25/2047	205,765
156,280	MASTR Asset Securitization Trust 2004-3		5.2500	3/25/2024	157,750
96,041	MASTR Seasoned Securitization Trust 2003-1 (a)	1 Month LIBOR + 0.40%	2.1920	2/25/2033	87,065
4,783	Merrill Lynch Mortgage Investors Trust Series 2005-A3 (a)	1 Month LIBOR + 0.27%	2.0620	4/25/2035	4,776
2,155,538	Merrill Lynch Mortgage Investors Trust Series 2006-FF1 (a,b)	1 Month LIBOR + 0.75%	2.5420	8/25/2036	2,394,557
2,415	Morgan Stanley ABS Capital I Inc Trust 2007-HE4 (a)	1 Month LIBOR + 0.11%	1.9020	2/25/2037	1,088
239,014	Morgan Stanley Mortgage Loan Trust 2005-4		5.0000	8/25/2035	239,906
119,488	Morgan Stanley Mortgage Loan Trust 2006-16AX (a)	1 Month LIBOR + 0.17%	1.9620	11/25/2036	51,766
249,245	Morgan Stanley Mortgage Loan Trust 2006-2		5.2500	2/25/2021	244,346
22,026	Morgan Stanley Mortgage Loan Trust 2006-7		5.0000	6/25/2021	18,705
12,945,387	New Residential Mortgage Loan Trust 2019-5 (b,c)		0.5000	8/25/2059	396,452
18,194,079	New Residential Mortgage Loan Trust 2019-5 (b,c)		0.7500	8/25/2059	830,105
103,872	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2007-1 (d)		5.9570	3/25/2047	107,959
297,201	NovaStar Mortgage Funding Trust Series 2006-MTA1 (a)	1 Month LIBOR + 0.38%	1.5162	9/25/2046	283,754
388,020	Option One Mortgage Loan Trust 2007-FXD2 (d)		6.1020	3/25/2037	389,768
231,984	PFCA Home Equity Investment Trust 2003-IFC5 A (b,c)		4.2239	1/22/2035	231,504
139,809	Prime Mortgage Trust 2005-4		5.2500	10/25/2020	140,705
854,137	RALI Series 2004-QA4 Trust (c)		0.8638	9/25/2034	858,680
103,065	RALI Series 2004-QA6 Trust (c)		4.3880	12/26/2034	86,686
7,694	RALI Series 2005-QA2 Trust (c)		4.2116	2/25/2035	7,692
19,022	RALI Series 2005-QA3 Trust (c)		4.9815	3/25/2035	16,926
136,821	RALI Series 2005-QA3 Trust (c)		5.0750	3/25/2035	45,983
178,253	RALI Series 2005-QA6 Trust (c)		4.2179	5/25/2035	131,071
1,060,675	RALI Series 2005-QO4 Trust (a)	1 Month LIBOR + 0.56%	2.3520	12/25/2045	907,508
47,426	RALI Series 2006-QA1 Trust (c)		4.1511	1/25/2036	41,564
242,627	RALI Series 2006-QA2 Trust (c)		4.0310	2/25/2036	215,007
147,154	RALI Series 2006-QS10 Trust		6.0000	8/25/2036	141,814
110,950	RALI Series 2006-QS12 Trust		5.0000	9/25/2036	101,946
791,867	RALI Series 2007-QH4 Trust (a)	1 Month LIBOR + 0.19%	1.9820	5/25/2037	732,477
1,041,536	RAMP Series 2004-SL3 Trust		8.5000	12/25/2031	722,930
1,791,844	RFMSI Series 2005-SA1 Trust (c)		4.1984	3/25/2035	1,579,062
29,496	RFMSI Series 2005-SA2 Trust (c)		4.2040	6/25/2035	29,125
967,164	RFMSI Series 2006-SA2 Trust (c)		4.1169	8/25/2036	930,862
183,266	RFSC Series 2002-RP2 Trust (a,b)	1 Month LIBOR + 1.50%	3.2920	10/25/2032	180,244
205,459	SACO I Trust 2005-5 (a)	1 Month LIBOR + 1.28%	3.0670	5/25/2035	204,864
1,079,883	SACO I Trust 2005-5 (a)	1 Month LIBOR + 0.75%	2.5420	8/25/2035	2,918,384
62,463	SACO I Trust 2005-9 (a)	1 Month LIBOR + 0.69%	2.4820	12/25/2035	181,125
165,539	SACO I Trust 2005-WM2 (a)	1 Month LIBOR + 0.83%	2.6170	7/25/2035	572,909
198,556	SACO I Trust 2006-6 (a)	1 Month LIBOR + 0.26%	2.0520	6/25/2036	193,678

See accompanying notes to financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2019

Principal			Coupon
Amount ($)		Variable Rate	Rate (%)	Maturity	Value
	BONDS & NOTES - 87.7% (Continued)
	ASSET BACKED SECURITIES - 86.9% (Continued)
122,617	Sequoia Mortgage Trust 2007-1 (c)		4.0610	1/20/2047	$107,203
2,166,036	Structured Adjustable Rate Mortgage Loan Trust (a)	1 Month LIBOR + 0.41%	2.1970	6/25/2034	2,069,339
343,085	Structured Asset Mortgage Investments II Trust 2004-AR6 (a)	1 Month LIBOR + 0.40%	2.1639	2/19/2035	327,175
218,952	Structured Asset Mortgage Investments II Trust 2006-AR2 (a)	1 Month LIBOR + 0.23%	2.0220	2/25/2036	216,112
190,297	Structured Asset Mortgage Investments II Trust 2006-AR3 (c)		3.6860	5/25/2036	126,505
57,278	Structured Asset Mortgage Investments II Trust 2006-AR5 (a)	1 Month LIBOR + 0.21%	2.0020	5/25/2046	48,902
3,024,044	Structured Asset Mortgage Investments II Trust 2006-AR5 (a)	1 Month LIBOR + 0.21%	2.0020	5/25/2046	1,993,738
86,655	Structured Asset Mortgage Investments II Trust 2006-AR6 (a)	1 Month LIBOR + 0.19%	1.9820	7/25/2046	69,016
144,016	Structured Asset Mortgage Investments II Trust 2007-AR2 (a)	1 Month LIBOR + 0.30%	2.0920	2/25/2037	137,982
3,276	Structured Asset Sec Corp Mort Pass-thr Cert Ser 2001-14a (c)		3.9920	7/25/2032	3,119
1,066,589	Structured Asset Securities Corp Mortgage Loan Trust Series 2006-RF3 (b,c)		4.2380	10/25/2036	1,062,849
51,715	Terwin Mortgage Trust 2006-10SL (b,c)		4.7500	10/25/2037	26,664
2,654,717	Voyager CNTYW Delaware Trust (b,c)		2.0397	12/16/2033	2,520,398
284,782	Wachovia Mortgage Loan Trust LLC Series 2006-A Trust (c)		4.0488	5/20/2036	284,941
243,424	WaMu Mortgage Pass-Through Certificates Series 2002-AR6 Trust (a)	12 MTA + 1.40%	3.7264	6/25/2042	232,295
245,832	WaMu Mortgage Pass-Through Certificates Series 2002-AR6 Trust (a)	12 MTA + 1.40%	3.7264	6/25/2042	224,621
154,604	WaMu Mortgage Pass-Through Certificates Series 2002-AR9 Trust (a)	12 MTA + 1.40%	3.7264	8/25/2042	148,253
196,245	WaMu Mortgage Pass-Through Certificates Series 2002-AR13 Trust (c)		4.3700	10/25/2032	191,299
524,594	WaMu Mortgage Pass-Through Certificates Series 2002-AR19 Trust (c)		4.4322	2/25/2033	518,265
112,436	WaMu Mortgage Pass-Through Certificates Series 2003-AR10 Trust (c)		4.1964	10/25/2033	112,963
1,473,402	WaMu Mortgage Pass-Through Certificates Series 2003-S4 (c)		5.6371	6/25/2033	813,346
101,653	WaMu Pass Through Certificates Series 2002-AR12 Trust (c)		4.2000	10/25/2032	95,076
10,971	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR1 Trust (a)	1 Month LIBOR + 0.25%	2.0420	2/25/2036	9,986
94,502	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR2 Trust (a)	12 MTA + 0.94%	3.2664	4/25/2046	87,942
65,635	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR5 Trust (a)	12 MTA + 0.94%	3.2664	7/25/2046	48,142
77,911	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR8 Trust (a)	12 MTA + 0.85%	3.1764	10/25/2046	70,984
94,366	Washington Mutual MSC Mortgage Pass-Through Certificates Series 2003-AR1 Trust (c)		3.8246	2/25/2033	91,137
142,695	Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust (c)		4.9800	4/25/2034	143,637
30,028	Wells Fargo Mortgage Backed Securities 2003-I Trust (c)		4.7874	9/25/2033	22,514
151,356	Wells Fargo Mortgage Backed Securities 2004-K Trust (c)		4.9900	7/25/2034	151,222
	TOTAL ASSET BACKED SECURITIES (Cost - $66,080,026)				72,674,540

	COMMERCIAL MORTGAGE OBLIGATIONS - 0.8%
285,425	Fannie Mae Interest Strip 356 17		6.0000	1/25/2035	59,373
840,107	Fannie Mae Interest Strip 362 2		4.5000	8/25/2035	136,564
404,772	Fannie Mae Interest Strip 407 16		5.0000	1/25/2040	73,407
56,828,773	Government National Mortgage Association 2013-43		0.2630	6/16/2040	309,325
6,304,852	Government National Mortgage Association 2013-141 IA (c)		0.1376	8/16/2048	60,703
	TOTAL COMMERCIAL MORTGAGE OBLIGATIONS (Cost - $724,925)				639,372

	TOTAL BONDS & NOTES (Cost - $66,804,951)				73,313,912

Shares
	SHORT-TERM INVESTMENTS - 9.2%
7,694,399	Fidelity Institutional Government Portfolio - Institutional Class, 1.53% *				7,694,399
	TOTAL SHORT-TERM INVESTMENTS (Cost - $7,694,399)

	TOTAL INVESTMENTS (Cost $74,499,350) - 96.9%				$81,008,311
	OTHER ASSETS LESS LIABILITIES - 3.1%				2,562,863
	NET ASSETS - 100.0%				$83,571,174

*	Rate shown represents the rate at December 31, 2019, and is subject to change and resets daily.

(a)	Variable rate security; the rate shown represents the rate on December 31, 2019.

(b)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2019, these securities amounted to $10,501,758 or 12.57% of net assets.

(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(d)	Step-Up Bond; the interest rate shown is the rate in effect as of December 31, 2019.

COF - Cost of Funds

LIBOR - London Interbank offered rate

MTA - 12 Month Treasury Average Index

See accompanying notes to financial statements.

RATIONAL/PIER 88 CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS
December 31, 2019

Shares				Value
	COMMON STOCK - 1.6%
	REITS - 1.6%
5,711	Ares Commercial Real Estate Corp.			$90,462
	TOTAL COMMON STOCK (Cost - $87,799)

Principal
Amount ($)		Coupon Rate (%)	Maturity
	CONVERTIBLE BONDS - 55.7%
	AUTO PARTS & EQUIPMENT - 1.8%
96,118	Meritor, Inc.	3.2500	10/15/2037	104,576

	BIOTECHNOLOGY - 5.0%
130,042	Illumina, Inc.	0.5000	6/15/2021	180,802
56,540	Insmed, Inc.	1.7500	1/15/2025	54,466
65,021	Retrophin, Inc.	2.5000	9/15/2025	50,242
				285,510
	COMMERCIAL SERVICES - 5.6%
101,772	Chegg, Inc. (a)	0.1250	3/15/2025	104,673
180,928	Euronet Worldwide, Inc. (a)	0.7500	3/15/2049	215,808
				320,481
	COMPUTERS - 1.9%
113,080	Western Digital Corp.	1.5300	2/1/2024	110,748

	ELECTRONICS - 3.4%
194,578	Fortive Corp. (a)	0.8700	2/15/2022	196,762

	HEALTHCARE - PRODUCTS - 3.8%
107,426	Insulet Corp. (a)	0.3750	9/1/2026	111,400
79,156	NuVasive, Inc.	2.2500	3/15/2021	105,362
				216,762
	HEALTHCARE - SERVICES - 2.4%
32,616	Anthem, Inc.	2.7500	10/15/2042	136,977

	INTERNET - 7.1%
132,869	Booking Holdings, Inc.	0.3500	6/15/2020	206,113
121,561	Etsy, Inc. (a)	0.1250	10/1/2026	109,337
25,443	FireEye, Inc.	1.6250	6/1/2035	24,558
67,848	Okta, Inc. (a)	0.1250	9/1/2025	65,702
				405,710
	INVESTMENT COMPANIES - 6.5%
163,966	Ares Capital Corp.	3.7500	2/1/2022	169,959
50,886	New Mountain Finance Corp.	5.7500	8/15/2023	53,363
84,810	Prospect Capital Corp.	4.9500	7/15/2022	86,936
56,540	TPG Specialty Lending, Inc.	4.5000	8/1/2022	59,884
				370,142
	REITs - 2.1%
45,232	Apollo Commercial Real Estate Finance, Inc.	4.7500	8/23/2022	45,418
70,675	VEREIT, Inc.	3.7500	12/15/2020	71,552
				116,970
	SEMICONDUCTORS - 5.2%
28,270	Microchip Technology, Inc.	1.6250	2/15/2027	40,285
25,443	Novellus Systems, Inc.	2.6250	5/15/2041	231,997
23,747	Synaptics, Inc.	0.5000	6/15/2022	26,330
				298,612
	SOFTWARE - 9.3%
118,734	Alteryx, Inc. (a)	1.0000	8/1/2026	110,968
62,194	Benefitfocus, Inc.	1.2500	12/15/2023	53,642
104,599	DocuSign, Inc.	0.5000	9/15/2023	129,879
65,021	Pluralsight, Inc. (a)	0.3750	3/1/2024	56,433
93,291	Splunk, Inc.	1.1250	9/15/2025	115,039
62,194	Tabula Rasa HealthCare, Inc. (a)	1.7500	2/15/2026	62,155
				528,116
	TRANSPORTATION - 1.6%
90,464	Echo Global Logistics, Inc.	2.5100	5/1/2020	90,144

	TOTAL CONVERTIBLE BONDS ( Cost - $2,933,420)			3,181,510

	PREFERRED STOCKS - 36.9%
	BANKS - 6.5%
128	Bank of America Corp.	7.2500	Perpetual	185,472
129	Wells Fargo & Co.	7.5000	Perpetual	187,050
				372,522

See accompanying notes to financial statements.

RATIONAL/PIER 88 CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2019

Principal
Amount ($)		Coupon Rate (%)	Maturity	Value
	PREFERRED STOCKS - 36.9% (Continued)
	ELECTRIC - 16.3%
3,941	American Electric Power Co., Inc.	6.1250	3/15/2022	$213,326
2,488	CenterPoint Energy, Inc.	7.0000	9/1/2021	121,265
1,996	Dominion Energy, Inc.	7.2500	6/1/2022	213,552
3,223	NextEra Energy, Inc.	4.8720	9/1/2022	165,275
3,976	Southern Co.	6.7500	8/1/2022	214,306
				927,724
	HAND/MACHINE TOOLS - 3.9%
509	Stanley Black & Decker, Inc.	5.2500	11/15/2022	55,461
1,525	Stanley Black & Decker, Inc.	5.3750	5/15/2020	166,423
				221,884
	HEALTHCARE - PRODUCTS - 1.8%
90	Danaher Corp.	4.7500	4/15/2022	106,114

	PHARMACEUTICALS - 3.2%
2,762	Becton Dickinson and Co.	6.1250	5/1/2020	180,801

	REITS - 1.8%
80	Crown Castle International Corp.	6.8750	8/1/2020	102,539

	SEMICONDUCTORS - 3.4%
164	Broadcom, Inc.	8.0000	9/30/2022	193,187

	TOTAL PREFERRED STOCKS (Cost - $1,942,887)			2,104,771

Shares
	SHORT-TERM INVESTMENTS - 6.6%
375,894	Fidelity Institutional Government Portfolio - Institutional Class, 1.53% *			375,894
	TOTAL SHORT-TERM INVESTMENTS (Cost - $375,894)

	TOTAL INVESTMENTS (Cost $5,340,000) - 100.8%			$5,752,637
	LIABILITIES LESS OTHER ASSETS - (0.8)%			(45,631)
	NET ASSETS - 100.0%			$5,707,006

REIT - Real Estate Investment Trust

Perpetual - Perpetual Preferred Stocks are fixed income instruments without defined maturity dates.

*	Rate shown represents the rate at December 31, 2019, and is subject to change and resets daily.

(a)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2019, these securities amounted to $1,033,238 or 18.10% of net assets.

See accompanying notes to financial statements.

RATIONAL FUNDS
Statements of Assets and Liabilities
December 31, 2019

	Rational	Rational	Rational	Rational
	Equity Armor	Tactical Return	Dynamic Brands	Strategic Allocation
	Fund	Fund	Fund	Fund

ASSETS:
Investments in Unaffiliated securities, at cost	$18,351,406	$137,075,559	$29,152,410	$—
Investments in Affiliated securities, at cost	—	—	—	9,289,003
Total Securities at Cost	18,351,406	137,075,559	29,152,410	9,289,003

Investments in Unaffiliated securities, at value	$18,563,004	$137,113,733	$35,085,409	$—
Investments in Affiliated securities, at value	—	—	—	9,660,160
Total Securities at Value	$18,563,004	$137,113,733	$35,085,409	$9,660,160
Deposits with Brokers for futures and options	935,093	35,710,126	—	—
Receivable for securities sold	393,629	—	367,656	732,041
Receivable for Fund shares sold	25	408,134	77	—
Dividends and interest receivable	28,059	43,754	28,896	15,822
Due from Advisor	1,975	—	—	4,405
Unrealized appreciation from open futures contracts	40,006	—	—	—
Prepaid expenses and other assets	44,595	35,504	34,903	5,664
Total Assets	20,006,386	173,311,251	35,516,941	10,418,092

LIABILITIES:
Payable for securities purchased	—	—	1,245,807	7,648
Due to custodian	—	—	—	719,760
Payable for Fund shares redeemed	13,365	363,672	19,033	291
Shareholder services fees payable	1,065	24,204	5,335	1,797
Management fees payable	—	235,525	17,283	—
Payable to related parties	5,628	38,082	8,734	3,181
Accrued 12b-1 fees	4,677	9,678	4,282	6,553
Trustee fees payable	3,087	2,444	2,369	2,400
Unrealized depreciation from open futures contracts	94,608	—	—	—
Accrued expenses and other liabilities	15,223	18,122	15,935	14,908
Total Liabilities	137,653	691,727	1,318,778	756,538

Net Assets	$19,868,733	$172,619,524	$34,198,163	$9,661,554

NET ASSETS CONSIST OF:
Paid in capital	$26,789,981	$172,517,469	$26,842,805	$9,332,227
Accumulated earnings/(loss)	(6,921,248)	102,055	7,355,358	329,327
Net Assets	$19,868,733	$172,619,524	$34,198,163	$9,661,554

Institutional Shares
Net Assets	$7,154,633	$151,069,504	$21,627,388	$265,816
Shares of beneficial interest outstanding (a)	1,031,629	26,703,408	499,445	27,734
Net asset value per share	$6.94	$5.66	$43.30	$9.58

Class A Shares
Net Assets	$11,461,689	$15,096,569	$12,386,853	$9,394,671
Shares of beneficial interest outstanding (a)	1,654,480	2,648,064	409,181	976,025
Net asset value and redemption price per share	$6.93	$5.70	$30.27	$9.63
Maximum offering price per share (b)	$7.28	$5.98	$31.78	$10.11

Class C Shares
Net Assets	$1,252,411	$6,453,451	$183,922	1,067
Shares of beneficial interest outstanding (a)	181,168	1,147,291	6,775	111
Net asset value, offering price and redemption price per share (c)	$6.91	$5.62	$27.15	$9.58	(d)

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 4.75% imposed on purchases of Class A shares for each Fund.

(c)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares held less than 12 months.

(d)	Does not calculate due to rounding.

See accompanying notes to consolidated financial statements.

RATIONAL FUNDS
Statements of Assets and Liabilities (Continued)
December 31, 2019

	Rational/	Rational		Rational	Rational	Rational/Pier 88
	ReSolve Adaptive	Iron Horse		NuWave Enhanced	Special Situations	Convertible Securities
	Asset Allocation Fund	Fund		Market Opportunity Fund	Income Fund	Fund
	(Consolidated)			(Consolidated)
ASSETS:
Investments in securities, at cost	$51,772,085	$4,659,708		$47,692,394	$74,499,350	$5,340,000
Investments, at value	$51,772,085	$4,987,005		$48,193,431	$81,008,311	$5,752,637
Cash	—	—		—	—	13,613
Deposits with Brokers for futures, options and foreign currency	4,762,848	23,537		4,036,177	—	—
Foreign Deposits with Brokers for futures and options (Cost $2,310,774 & 316,855)	2,327,419	—		319,050	—	—
Receivable for securities sold	—	—		1,354,835	1,325,445	—
Unrealized appreciation from open futures contracts	529,298	—		109,701	—	—
Receivable for Fund shares sold	88,938	5,000		757,405	1,117,912	25,000
Dividends and interest receivable	69,020	5,116		47,652	201,412	22,100
Due from Advisor	—	372		—	—	18,590
Prepaid expenses and other assets	20,850	3,854		21,213	44,313
Total Assets	59,570,458	5,024,884		54,839,464	83,697,393	5,831,940

LIABILITIES:
Options written (premiums received $0, $197,497, $0 and $0)	—	443,161		—	—	—
Due to custodian	—	—		28,035	—	—
Payable for securities purchased	—	—		9,635,537	77	—
Unrealized depreciation from open futures contracts	2,330,376	—		639,173	—	—
Management fees payable	76,488	—		50,255	79,007	—
Payable to related parties	14,297	3,162		13,197	20,022	3,010
Trustee fees payable	2,536	2,379		2,181	2,136	2,383
Shareholder services fees payable	4,828	630		2,335	1,340	—
Accrued 12b-1 fees	2,810	2,836		4,482	2,102	—
Payable for Fund shares redeemed	36,928	136,921		3,083	1,216	—
Accrued expenses and other liabilities	17,856	16,889		15,863	20,319	119,541
Total Liabilities	2,486,119	605,978		10,394,141	126,219	124,934

Net Assets	$57,084,339	$4,418,906		$44,445,323	$83,571,174	$5,707,006

NET ASSETS CONSIST OF:
Paid in capital	$59,527,808	$5,277,050		$44,372,296	$76,766,146	$5,232,997
Accumulated earnings/ (loss)	(2,443,469)	(858,144)		73,027	6,805,028	474,009
Net Assets	$57,084,339	$4,418,906		$44,445,323	$83,571,174	$5,707,006

Institutional Shares
Net Assets	$51,221,525	$3,080,648		$34,305,079	$76,832,794	$5,706,986
Shares of beneficial interest outstanding (a)	2,158,734	343,523		2,153,155	3,822,685	561,091
Net asset value per share	$23.73	$8.97		$15.93	$20.10	$10.17

Class A Shares
Net Assets	$5,424,730	$1,337,397		$9,689,037	$5,449,451	$10
Shares of beneficial interest outstanding (a)	230,595	149,339		609,785	271,335	1
Net asset value and redemption price per share	$23.52	$8.96		$15.89	$20.08	$10.17	(d)
Maximum offering price per share (b)	$24.95	$9.51		$16.86	$21.08	$10.68

Class C Shares
Net Assets	$438,084	$861		$451,207	$1,288,929	$10
Shares of beneficial interest outstanding (a)	18,955	$97		28,753	64,261	1
Net asset value, offering price and redemption price per share (c)	$23.11	$8.92	(d)	$15.69	$20.06	$10.17	(d)

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund except Special Situations Income Fund and Rational/Pier 88 Convertible Securities Fund whose maximum front-end sales charge (load) is 4.75%.

(c)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares held less than 12 months.

(d)	Does not calculate due to rounding.

See accompanying notes to consolidated financial statements.

RATIONAL FUNDS
Statements of Operations
For the Year Ended December 31, 2019

	Rational	Rational	Rational	Rational
	Equity Armor	Tactical Return	Dynamic Brands	Strategic Allocation
	Fund	Fund	Fund	Fund
Investment Income:
Dividend income	$726,827	$—	$241,319	$—
Interest income	33,445	1,889,449	32,128	1,419
Dividend income - affiliated companies (Note 3)	—	—	—	392,738
Foreign tax withheld	(7,058)	—	(16,751)	—
Total Investment Income	753,214	1,889,449	256,696	394,157

Operating Expenses:
Investment management fees	136,284	1,775,228	237,010	9,927
Administration fees	38,206	159,652	57,451	21,642
Registration fees	50,899	50,363	53,972	9,780
12b-1 Fees - Class A Shares	30,263	45,956	29,706	24,208
12b-1 Fees - Class C Shares	14,190	27,435	2,014	11
Management Service Fees	15,797	63,718	23,713	11,008
Legal fees	8,308	8,975	8,934	9,008
Audit & Tax fees	10,452	13,036	11,095	10,326
Compliance officer fees	12,138	13,824	12,255	6,585
Printing expense	6,095	15,513	6,352	2,306
Trustees’ fees	9,994	9,170	9,170	9,170
Custody fees	4,735	7,255	5,216	5,034
Insurance expense	1,348	2,786	2,016	839
Shareholder Services Fees - Institutional Shares	5,495	56,981	17,833	8
Shareholder Services Fees - Class A Shares	14,066	24,874	15,547	11,076
Shareholder Services Fees - Class C Shares	1,933	1,662	635	—
Miscellaneous expenses	3,077	2,320	2,011	2,096
Total Operating Expenses	363,280	2,278,748	494,930	133,024
Less: Expenses waived/reimbursed by Advisor	(137,069)	(179,111)	(94,974)	(63,678)
Net Operating Expenses	226,211	2,099,637	399,956	69,346

Net Investment Income (Loss)	527,003	(210,188)	(143,260)	324,811

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(1,252,806)	(150)	2,122,683	—
Affiliated companies	—	—	—	182,006
Securities sold short	—	—	—	—
Options purchased	—	(221,024)	—	—
Distributions of realized gains by underlying
Affiliated investment companies	—	—	—	102,809
Options written	—	7,994,377	—	—
Futures	(134,970)	—	—	—
Foreign currency transactions	—	—	(3,060)	—
Net Realized Gain (Loss)	(1,387,776)	7,773,203	2,119,623	284,815

Net change in unrealized appreciation (depreciation) on:
Investments	2,821,858	38,174	5,505,783	—
Affiliated companies	—	—	—	571,560
Futures	(54,602)	—	—	—
Foreign currency translations	—	—	2,786	—
Net Change in Unrealized Appreciation	2,767,256	38,174	5,508,569	571,560

Net Realized and Unrealized Gain on Investments	1,379,480	7,811,377	7,628,192	856,375

Net Increase in Net Assets Resulting From Operations	$1,906,483	$7,601,189	$7,484,932	$1,181,186

See accompanying notes to consolidated financial statements.

Rational Funds
Statements of Operations (Continued)
For the Year Ended December 31, 2019

	Rational/	Rational	Rational	Rational	Rational/ Pier 88
	ReSolve Adaptive	Iron Horse	NuWave Enhanced	Special Situations	Convertible Securities
	Asset Allocation Fund	Fund	Market Opportunity Fund	Income Fund (a)	Fund (b)
Investment Income:	(Consolidated)		(Consolidated)
Dividend income	$—	$212,736	$422,879	$—	$8,833
Interest income	757,426	14,912	75,067	1,154,918	9,200
Foreign tax withheld	—	(841)	(654)	—	—
Total Investment Income	757,426	226,807	497,292	1,154,918	18,033

Operating Expenses:
Investment management fees	694,669	91,213	489,784	329,622	2,942
Administrative fees	71,656	22,500	64,823	43,868	1,576
12b-1 Fees - Class A Shares	5,590	3,720	18,808	1,434	—
12b-1 Fees - Class C Shares	4,029	8	1,599	2,237	—
Legal fees	14,110	9,080	15,264	10,403	960
Audit & Tax fees	13,001	13,049	12,904	13,377	12,513
Registration fees	29,501	6,066	14,705	2,977	466
Management Service Fees	28,255	9,417	21,081	13,634	502
Compliance officer fees	11,589	11,897	11,886	5,666	932
Printing expenses	5,534	3,325	3,678	12,225	1,015
Trustees’ fees	9,170	9,170	8,787	4,482	2,383
Custody fees	7,819	4,404	5,339	9,483	328
Shareholder Services Fees - Institutional Shares	31,142	5,445	5,313	5,531	—
Shareholder Services Fees - Class A Shares	2,906	976	11,123	200	—
Shareholder Services Fees - Class C Shares	520	—	25	—	—
Insurance Expense	2,077	599	1,049	—	—
Interest expense	—	901	—	—	—
Miscellaneous expense	2,302	2,302	1,617	2,075	1,351
Total Operating Expenses	933,870	194,072	687,785	457,214	24,968
Less: Expenses waived/reimbursed by Advisor	(140,730)	(65,603)	(108,264)	(66,286)	(21,532)
Net Operating Expenses	793,140	128,469	579,521	390,928	3,436

Net Investment Income (Loss)	(35,714)	98,338	(82,229)	763,990	14,597

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	—	333,344	4,051,839	348,885	46,775
Options purchased	—	(513,963)	—	—	—
Options written	—	(738,048)	—	—	—
Futures	8,362,890	—	1,655,761	—	—
Foreign currency translations	8,018	161	(22,361)	—	—
Net realized gain (Loss) on Investments	8,370,908	(918,506)	5,685,239	348,885	46,775

Net change in unrealized appreciation (depreciation) on:
Investments	—	992,262	851,522	(67,967)	31,557
Options purchased	—	(29,159)	—	—	—
Options written	—	(281,172)	—	—	—
Futures	(2,761,759)	—	(516,869)	—	—
Foreign currency translations	16,751	—	—	—	—
Net change in unrealized Appreciation (Depreciation) on Investments	(2,745,008)	681,931	334,653	(67,967)	31,557

Net Realized and Unrealized Gain (Loss) on Investments	5,625,900	(236,575)	6,019,892	280,918	78,332

Net Increase (Decrease) in Net Assets Resulting From Operations	$5,590,186	$(138,237)	$5,937,663	$1,044,908	$92,929

(a)	The Rational Special Situations Income Fund commenced operations on July 17, 2019.

(b)	The Rational/Pier 88 Convertible Securities Fund commenced operations on December 6, 2019.

See accompanying notes to consolidated financial statements.

RATIONAL FUNDS
Statements of Changes in Net Assets

	Rational Equity Armor Fund		Rational Tactical Return Fund		Rational Dynamic Brands Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018 (a)
Operations:
Net investment income (loss)	$527,003	$1,128,864	$(210,188)	$(147,655)	$(143,260)	$53,587
Net realized gain (loss) on investments, foreign currency transactions and options	(1,387,776)	(987,579)	7,773,203	939,059	2,119,623	(348,914)
Net change in unrealized appreciation (depreciation) on investments, foreign currency and options	2,767,256	(2,958,528)	38,174	(612)	5,508,569	(392,237)
Net increase (decrease) in net assets resulting from operations	1,906,483	(2,817,243)	7,601,189	790,792	7,484,932	(687,564)

Distributions to Shareholders from:
Total Distirbutions :
Institutional	(292,419)	(478,049)	(4,728,957)	(203,124)	(70,371)	(428,009)
Class A	(605,303)	(991,169)	(486,093)	(221,955)	(58,160)	(378,713)
Class C	(59,313)	(117,415)	(203,580)	(13)	(955)	(7,994)

Total distributions to shareholders	(957,035)	(1,586,633)	(5,418,630)	(425,092)	(129,486)	(814,716)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Institutional	4,732,165	1,287,897	151,376,666	14,224,526	4,509,893	19,605,155
Class A	685,323	441,806	11,325,757	18,523,548	428,540	408,109
Class C	17,983	317,852	6,512,697	—	72,450	43,000
Reinvestment of distributions
Institutional	125,043	249,413	4,417,062	169,557	63,070	397,841
Class A	536,878	872,796	470,585	221,434	57,800	375,993
Class C	24,379	59,109	138,693	—	919	7,648
Cost of shares redeemed
Institutional	(2,826,668)	(7,597,638)	(24,262,179)	(1,822,645)	(4,228,288)	(5,242,384)
Class A	(3,064,402)	(6,192,482)	(16,035,990)	(922,104)	(2,004,823)	(2,310,114)
Class C	(544,564)	(1,116,256)	(167,373)	—	(149,597)	(59,823)
Net increase (decrease) in net assets from share transactions of beneficial interest	(313,863)	(11,677,503)	133,775,918	30,394,316	(1,250,036)	13,225,425

Total Increase (Decrease) in Net Assets	635,585	(16,081,379)	135,958,477	30,760,016	6,105,410	11,723,145

Net Assets:
Beginning of period/year	19,233,148	35,314,527	36,661,047	5,901,031	28,092,753	16,369,608
End of period/year	$19,868,733	$19,233,148	$172,619,524	$36,661,047	$34,198,163	$28,092,753

Share Activity:
Institutional Class
Shares Sold	670,763	164,059	26,831,790	2,624,414	118,490	3,513,532
Shares Reinvested	18,203	34,067	784,558	31,516	1,472	11,823
Shares Redeemed	(408,604)	(967,085)	(4,308,637)	(353,077)	(109,597)	(392,577)
Net increase (decrease) in shares of Beneficial interest	280,362	(768,959)	23,307,711	2,302,853	10,365	3,132,778

Class A
Shares Sold	99,093	56,650	1,994,596	3,402,641	15,805	86,604
Shares Reinvested	78,257	119,832	82,995	40,780	1,931	15,918
Shares Redeemed	(445,643)	(792,612)	(2,792,875)	(169,281)	(73,310)	(716,629)
Net increase (decrease) in shares of Beneficial interest	(268,293)	(616,130)	(715,284)	3,274,140	(55,574)	(614,107)

Class C
Shares Sold	2,669	39,694	1,151,566	—	3,090	17,703
Shares Reinvested	3,556	8,148	24,767	—	35	357
Shares Redeemed	(78,941)	(144,460)	(29,248)	—	(6,200)	(20,908)
Net increase (decrease) in shares of Beneficial interest	(72,716)	(96,618)	1,147,085	—	(3,075)	(2,848)

(a)	Effective September 21, 2018, the Fund had a one-for-ten reverse stock split. Per share amount for the periods have been adjusted to give effect to the one-for-ten stock split. This transaction did not change the net assets of the Fund or the value of a shareholders investment.

See accompanying notes to consolidated financial statements.

RATIONAL FUNDS
Statements of Changes in Net Assets (Continued)

			Rational/ReSolve Adaptive
	Rational Strategic Allocation Fund		Asset Allocation Fund		Rational Iron Horse Fund
			(Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operations:
Net investment income (loss)	$324,811	$385,129	$(35,714)	$(34,297)	$98,338	$101,451
Net realized gain (loss) on investments, affiliated companies foreign currency transactions and futures	284,815	875,519	8,370,908	(3,167,917)	(918,506)	379,154
Net change in unrealized appreciation (depreciation) on investments, affiliated companies, foreign currency transactions and futures	571,560	(1,549,261)	(2,745,008)	752,381	681,931	(808,814)
Net increase (decrease) in net assets resulting from operations	1,181,186	(288,613)	5,590,186	(2,449,833)	(138,237)	(328,209)

Distributions to Shareholders:
From return of capital:
Institutional	(1,615)	—	(73,376)	—	(299,042)	(310,714)
Class A	(55,483)	—	(8,665)	—	(81,413)	(81,022)
Class C	(6)	—	(707)	—	(52)	(37)
Total Distributions Paid :
Institutional	(17,335)	(17,203)	(6,750,584)	(259,063)	(79,532)	(306,098)
Class A	(569,624)	(626,995)	(791,508)	(24,070)	(14,896)	(138,365)
Class C	(59)	(60)	(60,987)	(3,052)	(4)	(28)

Total distributions to shareholders	(644,122)	(644,258)	(7,685,827)	(286,185)	(474,939)	(836,264)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Institutional	—	—	32,935,272	32,052,345	1,545,488	2,832,137
Class A	82,587	87,663	4,989,087	3,063,423	391,947	376,818
Class C	—	—	171,500	13,300	—	—
Reinvestment of distributions
Institutional	—	—	5,904,868	227,156	334,713	588,134
Class A	608,679	612,488	745,397	18,336	88,077	208,983
Class C	—	—	24,298	1,459	—	—
Cost of shares redeemed
Institutional	—	—	(13,564,157)	(8,292,969)	(5,379,660)	(6,463,987)
Class A	(1,663,220)	(2,983,034)	(1,904,239)	(747,477)	(868,056)	(5,139,300)
Class C	—	—	(73,239)	(32,231)	—	—
Net increase (decrease) in net assets from share transactions of beneficial interest	(971,954)	(2,282,883)	29,228,787	26,303,342	(3,887,491)	(7,597,215)

Total Increase (Decrease) in Net Assets	(434,890)	(3,215,754)	27,133,146	23,567,324	(4,500,667)	(8,761,688)

Net Assets:
Beginning of year/period	10,096,444	13,312,198	29,951,193	6,383,869	8,919,573	17,681,261
End of year/period	$9,661,554	$10,096,444	$57,084,339	$29,951,193	$4,418,906	$8,919,573

Share Activity:
Institutional Class
Shares Sold	—	—	1,272,697	1,279,419	159,680	281,109
Shares Reinvested	—	—	244,407	9,972	36,029	59,599
Shares Redeemed	—	—	(547,188)	(333,537)	(577,895)	(646,867)
Net increase (decrease) in shares of Beneficial interest	—	—	969,916	955,854	(382,186)	(306,159)

Class A
Shares Sold	8,475	8,684	183,752	120,292	42,468	36,212
Shares Reinvested	62,558	65,358	31,110	810	9,590	21,020
Shares Redeemed	(170,459)	(295,197)	(78,735)	(31,801)	(91,879)	(508,633)
Net increase (decrease) in shares of Beneficial interest	(99,426)	(221,155)	136,127	89,301	(39,821)	(451,401)

Class C
Shares Sold	—	—	6,675	545	—	—
Shares Reinvested	—	—	1,032	65	—	—
Shares Redeemed	—	—	(2,991)	(1,245)	—	—
Net increase (decrease) in shares of Beneficial interest	—	—	4,716	(635)	—	—

See accompanying notes to consolidated financial statements.

RATIONAL FUNDS
Statements of Changes in Net Assets (Continued)

			Rational Special	Rational/ Pier 88
	Rational NuWave Enhanced Market Opportunity		Situations Income	Convertible Securities
	Fund		Fund	Fund
	(Consolidated)

	Year Ended	Period Ended	Period Ended	Period Ended
	December 31, 2019	December 31, 2018 (a)	December 31, 2019 (b)	December 31, 2019 (c)
Operations:
Net investment income (loss)	$(82,229)	$(9,653)	$763,990	$14,597
Net realized gain on investments, futures and foreign currency translations	5,685,239	719,836	348,885	46,775
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	334,653	(360,893)	(67,967)	31,557
Net increase (decrease) in net assets resulting from operations	5,937,663	349,290	1,044,908	92,929

Distributions to Shareholders:
Total Distributions :
Institutional	(3,827,687)	(1,204,517)	(787,652)	—
Class A	(1,246,992)	(781,059)	(32,838)	—
Class C	(49,898)	(10,124)	(8,854)	—

Total distributions to shareholders	(5,124,577)	(1,995,700)	(829,344)	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Institutional	36,731,475	9,773,875	78,517,156	5,614,057
Class A	4,191,643	7,451,437	5,462,001	10
Class C	344,125	86,000	1,281,680	10
Reinvestment of distributions
Institutional	2,974,160	1,058,291	700,862	—
Class A	1,246,993	781,058	30,149	—
Class C	44,209	9,999	7,802	—
Cost of shares redeemed
Institutional	(16,165,516)	(28,816)	(2,599,773)	—
Class A	(2,127,772)	(1,089,220)	(41,908)	—
Class C	(3,294)	—	(2,359)	—
Net increase in net assets from share transactions of beneficial interest	27,236,023	18,042,624	83,355,610	5,614,077

Total Increase in Net Assets	28,049,109	16,396,214	83,571,174	5,707,006

Net Assets:
Beginning of year/period	16,396,214	—	—	—
End of year/period	$44,445,323	$16,396,214	$83,571,174	$5,707,006

Share Activity:
Institutional
Shares Sold	2,235,749	635,024	3,917,533	561,091
Shares Reinvested	186,118	73,390	34,919	—
Shares Redeemed	(975,287)	(1,839)	(129,767)	—
Net increase in shares of Beneficial interest	1,446,580	706,575	3,822,685	561,091

Class A
Shares Sold	246,532	431,998	271,920	1
Shares Reinvested	78,279	54,278	1,502	—
Shares Redeemed	(128,580)	(72,722)	(2,087)	—
Net increase in shares of Beneficial interest	196,231	413,554	271,335	1

Class C
Shares Sold	20,021	5,409	63,990	1
Shares Reinvested	2,809	699	389	—
Shares Redeemed	(185)	—	(118)	—
Net increase in shares of Beneficial interest	22,645	6,108	64,261	1

(a)	The Rational NuWave Enhanced Market Opportunity Fund launched February 28, 2018.

(b)	The Rational Special Situations Income Fund launched on July 17, 2019.

(c)	The Rational/Pier 88 Convertible Securities Fund launched on December 6, 2019.

See accompanying notes to consolidated financial statements.

RATIONAL FUNDS
Rational Equity Armor Fund (Formerly, Rational Dividend Capture Fund)
Financial Highlights

For a Share Outstanding Throughout Each Year

Institutional
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2019	2018	2017	2016	2015

Net asset value, beginning of year	$6.58	$8.02	$8.64	$8.41	$10.01

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.22	(A)	0.34	(A)	0.30	(A)	0.29	(A)	0.36
Net realized and unrealized gain (loss) on investments	0.51	(1.26)	(0.47)	0.22	(0.67)
Total from investment operations	0.73	(0.92)	(0.17)	0.51	(0.31)

LESS DISTRIBUTIONS:
From net investment income	(0.37)	(0.52)	(0.45)	(0.26)	(0.35)
From net realized gains on investments	—	—	—	(0.02)	(0.94)
Total distributions	(0.37)	(0.52)	(0.45)	(0.28)	(1.29)

Net asset value, end of year	$6.94	$6.58	$8.02	$8.64	$8.41

Total return (B)	11.32%	(11.96)%	(1.99)%	6.15%	(3.25)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,155	$4,940	$12,188	$47,544	$57,752
Ratios to average net assets
Expenses, before waiver and reimbursement	1.75%	1.58%	1.33%	1.42%	1.47%
Expenses, net waiver and reimbursement	1.00%	1.00%	1.00%	1.00%	0.89%
Net investment income	3.12%	4.32%	3.53%	3.37%	3.37%
Portfolio turnover rate	394%	307%	224%	159%	92%

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2019	2018	2017	2016	2015

Net asset value, beginning of year	$6.57	$8.01	$8.63	$8.40	$10.01

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.20	(A)	0.32	(A)	0.30	(A)	0.27	(A)	0.31
Net realized and unrealized gain (loss) on investments	0.51	(1.26)	(0.49)	0.22	(0.66)
Total from investment operations	0.71	(0.94)	(0.19)	0.49	(0.35)

LESS DISTRIBUTIONS:
From net investment income	(0.35)	(0.50)	(0.43)	(0.24)	(0.32)
From net realized gains on investments	—	—	—	(0.02)	(0.94)
Total distributions	(0.35)	(0.50)	(0.43)	(0.26)	(1.26)

Net asset value, end of year	$6.93	$6.57	$8.01	$8.63	$8.40

Total return (B)	11.03%	(12.22)%	(2.24)%	5.89%	(3.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$11,462	$12,629	$20,327	$32,269	$39,610
Ratios to average net assets
Expenses, before waiver and reimbursement	2.00%	1.82%	1.57%	1.67%	1.72%
Expenses, net waiver and reimbursement	1.25%	1.25%	1.25%	1.25%	1.14%
Net investment income	2.90%	4.17%	3.52%	3.12%	3.14%
Portfolio turnover rate	394%	307%	224%	159%	92%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational Equity Armor Fund (Formerly, Rational Dividend Capture Fund) (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

Class C
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2019	2018	2017	2016	2015

Net asset value, beginning of year	$6.55	$7.99	$8.61	$8.38	$9.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.15	(A)	0.27	(A)	0.29	(A)	0.22	(A)	0.27
Net realized and unrealized gain (loss) on investments	0.51	(1.27)	(0.52)	0.22	(0.66)
Total from investment operations	0.66	(1.00)	(0.23)	0.44	(0.39)

LESS DISTRIBUTIONS:
From net investment income	(0.30)	(0.44)	(0.39)	(0.19)	(0.28)
From net realized gains on investments	—	—	—	(0.02)	(0.94)
Total distributions	(0.30)	(0.44)	(0.39)	(0.21)	(1.22)

Net asset value, end of year	$6.91	$6.55	$7.99	$8.61	$8.38

Total return (B)	10.23	% (C)	(12.92	)% (C)	(2.68)%	5.34%	(4.08)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,252	$1,664	$2,799	$1,654	$2,335
Ratios to average net assets
Expenses, before waiver and reimbursement	2.75%	2.59%	2.31%	2.17%	2.22%
Expenses, net waiver and reimbursement	2.00%	1.90%	1.75%	1.75%	1.64%
Net investment income	2.16%	3.52%	3.50%	2.61%	2.64%
Portfolio turnover rate	394%	307%	224%	159%	92%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational Tactical Return Fund (Formerly, Rational Hedged Return Fund)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Institutional
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	December 31,		December 31,		December 31,		December 31,		December 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$5.40		$4.99		$5.12		$5.39		$6.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01	) (A)	(0.06	) (A)	0.01	(A)	0.06	(A)	0.19
Net realized and unrealized gain (loss) on investments	0.46		0.55		0.14		0.37		(1.32)
Total from investment operations	0.45		0.49		0.15		0.43		(1.13)

LESS DISTRIBUTIONS:
From net investment income	—		(0.01)		(0.28)		(0.70)		(0.26)
From net realized gains on investments	(0.19)		(0.07)		—		—		—
Total distributions	(0.19)		(0.08)		(0.28)		(0.70)		(0.26)

From capital contributions from Advisor	—		—		—		—		0.05

Net asset value, end of year	$5.66		$5.40		$4.99		$5.12		$5.39

Total return (B)	8.35%		9.66%		2.89	% (D)	7.82	% (D)	(16.05	)% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$151,070		$18,333		$5,451		$4,747		$6,032
Ratios to average net assets
Expenses, before wavier and reimbursement	2.15%		3.16%		4.29%		2.61%		2.49%
Expenses, net waiver and reimbursement	1.99%		1.99%		1.17%		1.00%		1.07%
Net investment income (loss)	(0.15)%		(1.20)%		0.22%		1.07%		2.99%
Portfolio turnover rate	0%		0%		199%		246%		13%

	Class A
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	December 31,		December 31,		December 31,		December 31,		December 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$5.45		$5.04		$5.16		$5.43		$6.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.02	) (A)	(0.07	) (A)	0.01	(A)	0.05	(A)	0.19
Net realized and unrealized gain (loss) on investments	0.46		0.55		0.14		0.37		(1.30)
Total from investment operations	0.44		0.48		0.15		0.42		(1.11)

LESS DISTRIBUTIONS:
From net investment income	—		(0.00	) (E)	(0.27)		(0.69)		(0.24)
From net realized gains on investments	(0.19)		(0.07)		—		—		—
Total distributions	(0.19)		(0.07)		(0.27)		(0.69)		(0.24)

From capital contributions from Advisor	—		—		—		—		0.05

Net asset value, end of year	$5.70		$5.45		$5.04		$5.16		$5.43

Total return (B)	8.09%		9.45%		2.98	% (D)	7.48	% (D)	(15.75	)% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$15,097		$18,327		$449		$964		$979
Ratios to average net assets
Expenses, before wavier and reimbursement	2.51%		3.50%		4.54%		2.86%		2.74%
Expenses, net waiver and reimbursement	2.24%		2.24%		1.35%		1.25%		1.32%
Net investment income (loss)	(0.31)%		(1.20)%		0.19%		0.92%		3.10%
Portfolio turnover rate	0%		0%		199%		246%		13%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes the impact of a contribution from the Advisor. Without such contribution, the returns would have been (16.98)% for Institutional Shares and (16.68)% for Class A Shares.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational Tactical Return Fund (Formerly, Rational Hedged Return Fund) (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class C
	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended		Period Ended
	December 31,	December 31,	December 31,		December 31,
	2019	2018	2017		2016 (A)

Net asset value, beginning of year/period	$5.43	$5.06	$5.16		$5.49

LOSS FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.07)	(0.12)	(0.03)		0.00	(C)
Net realized and unrealized gain on investments	0.45	0.56	0.15		0.35
Total from investment operations	0.38	0.44	0.12		0.35

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.22)		(0.68)
From net realized gains on investments	(0.19)	(0.07)	—		—
Total distributions	(0.19)	(0.07)	(0.22)		(0.68)

Net asset value, end of year/period	$5.62	$5.43	$5.06		$5.16

Total return (D)	7.01%	8.62%	2.42	% (F)	6.13	% (E, F)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$6,453	$1	$1		$1
Ratios to average net assets
Expenses, before waiver and reimbursement	3.11%	4.16%	5.29%		3.61	% (G)
Expenses, net waiver and reimbursement	2.99%	2.99%	2.17%		2.00	% (G)
Net investment (loss)	(1.18)%	(2.34)%	(0.53)%		(0.14	)% (G)
Portfolio turnover rate	0%	0%	199%		246	% (F)

(A)	The Rational Hedged Return Fund Class C shares commenced operations on May 31, 2016.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Amount is less than $0.005.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(E)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(F)	Not annualized.

(G)	Annualized.

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational Dynamic Brands Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

Institutional
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2019	2018 (A)	2017 (A)	2016 (A)	2015 (A)

Net asset value, beginning of year	$34.20	$34.90	$37.80	$46.90	$207.50

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.14	) (B)	0.16	(B)	0.20	(B)	0.50	(B)	0.90
Net realized and unrealized gain (loss) on investments	9.38	0.07	(D)	5.40	3.10	(8.10)
Total from investment operations	9.24	0.23	5.60	3.60	(7.20)

LESS DISTRIBUTIONS:
From net investment income	—	(0.09)	(0.20)	(0.60)	(0.80)
From net realized gains on investments	(0.14)	(0.84)	(8.30)	(12.10)	(152.60)
Total distributions	(0.14)	(0.93)	(8.50)	(12.70)	(153.40)

Net asset value, end of year	$43.30	$34.20	$34.90	$37.80	$46.90

Total return (C)	27.03%	0.72%	14.66%	7.21%	(7.82)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$21,627	$16,725	$3,269	$3,445	$13,456
Ratios to average net assets
Expenses, before waiver and reimbursement	1.45%	1.67%	1.69%	1.76%	1.56%
Expenses, net waiver and reimbursement	1.17%	1.00%	1.00%	1.00%	1.06%
Net investment income (loss)	(0.36)%	0.42%	0.60%	1.17%	0.46%
Portfolio turnover rate	220%	411%	305%	178%	35%

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2019	2018 (A)	2017 (A)	2016 (A)	2015 (A)

Net asset value, beginning of year	$24.00	$24.70	$28.90	$38.60	$198.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.16	) (B)	0.02	(B)	0.10	(B)	0.30	(B)	0.70
Net realized and unrealized gain (loss) on investments	6.57	0.12	(D)	4.10	2.60	(7.70)
Total from investment operations	6.41	0.14	4.20	2.90	(7.00)

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.10)	(0.50)	(0.70)
From net realized gains on investments	(0.14)	(0.84)	(8.30)	(12.10)	(152.60)
Total distributions	(0.14)	(0.84)	(8.40)	(12.60)	(153.30)

Net asset value, end of year	$30.27	$24.00	$24.70	$28.90	$38.60

Total return (C)	26.72%	0.63%	14.30%	6.91%	(8.21)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$12,387	$11,154	$12,870	$16,180	$20,944
Ratios to average net assets
Expenses, before waiver and reimbursement	1.74%	2.05%	1.94%	2.01%	1.81%
Expenses, net waiver and reimbursement	1.41%	1.25%	1.25%	1.25%	1.31%
Net investment income (loss)	(0.59)%	0.08%	0.35%	0.86%	0.52%
Portfolio turnover rate	220%	411%	305%	178%	35%

(A)	Effective September 21, 2018, the Fund had a one-to-ten reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the one-to-ten stock split.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended December 31, 2018, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational Dynamic Brands Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

Class C
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2019	2018 (A)	2017 (A)	2016 (A)	2015 (A)

Net asset value, beginning of year
$21.70	$22.60	$27.10	$36.90	$197.50
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.32	) (B)	(0.14	) (B)	(0.00	) (B, C)	0.10	(B)	0.00	(C)
Net realized and unrealized gain (loss) on investments	5.91	0.08	(F)	3.80	2.40	(7.60)
Total from investment operations	5.59	(0.06)	3.80	2.50	(7.60)

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.20)	(0.40)
From net realized gains on investments	(0.14)	(0.84)	(8.30)	(12.10)	(152.60)
Total distributions	(0.14)	(0.84)	(8.30)	(12.30)	(153.00)

Net asset value, end of year	$27.15	$21.70	$22.60	$27.10	$36.90

Total return (D)	25.78	% (E)	(0.20	)% (E)	14.03%	6.19%	(8.56)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$184	$214	$231	$394	$766
Ratios to average net assets
Expenses, before waiver and reimbursement	2.68%	2.73%	2.65%	2.51%	2.31%
Expenses, net waiver and reimbursement	2.15%	1.91%	1.75%	1.75%	1.81%
Net investment income (loss)	(1.30)%	(0.59)%	(0.14)%	0.28%	0.04%
Portfolio turnover rate	220%	411%	305%	178%	35%

(A)	Effective September 21, 2018, the Fund had a one-to-ten reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the one-to-ten stock split.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Amount is less than $0.005.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(E)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended December 31, 2018, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational Strategic Allocation Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

Institutional
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Period Ended
December 31,	December 31,	December 31,	December 31,
2019	2018	2017	2016 (A)

Net asset value, beginning of year	$9.12	$10.02	$9.37	$9.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.36	0.39	0.33	0.43
Net realized and unrealized gain (loss) on investments	0.79	(0.67)	0.78	0.09	(C)
Total from investment operations	1.15	(0.28)	1.11	0.52

LESS DISTRIBUTIONS:
From net investment income	(0.41)	(0.36)	(0.46)	(0.17)
From net realized gains on investments	(0.22)	(0.26)	—	(0.97)
From Return of capital	(0.06)	—	—	—
Total distributions	(0.69)	(0.62)	(0.46)	(1.14)

Net asset value, end of year	$9.58	$9.12	$10.02	$9.37

Total return (D)	12.64%	(2.81)%	11.95%	5.11	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$266	$253	$278	$260
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	0.98%	1.04%	0.85%	1.36	% (G)
Expenses, net waiver and reimbursement (F)	0.45%	0.45%	0.45%	0.45	% (G)
Net investment income (F,H)	3.67%	3.91%	3.35%	6.98	% (G)
Portfolio turnover rate	62%	53%	17%	27	% (E)

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.15	$10.05	$9.40	$9.78	$11.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.32	(B)	0.33	(B)	0.26	(B)	0.18	(B)	0.14
Net realized and unrealized gain (loss) on investments	0.82	(0.63)	0.83	0.62	(0.34)
Total from investment operations	1.14	(0.30)	1.09	0.80	(0.20)

LESS DISTRIBUTIONS:
From net investment income	(0.38)	(0.34)	(0.44)	(0.21)	(0.12)
From net realized gains on investments	(0.22)	(0.26)	—	(0.97)	(1.26)
From Return of capital	(0.06)	—	—	—	—
Total distributions	(0.66)	(0.60)	(0.44)	(1.18)	(1.38)

Net asset value, end of year	$9.63	$9.15	$10.05	$9.40	$9.78

Total return (D)	12.49%	(3.05)%	11.61%	8.16%	(1.87)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$9,395	$9,842	$13,033	$14,822	$17,061
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	1.35%	1.37%	1.14%	1.30%	1.04%
Expenses, net waiver and reimbursement (F)	0.70%	0.70%	0.70%	0.70%	0.70%
Net Investment income (F,H)	3.25%	3.25%	2.60%	1.82%	1.10%
Portfolio turnover rate	62%	53%	17%	27%	44%

(A)	The Rational Strategic Allocation Fund Institutional Class shares commenced operations on May 31, 2016.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended December 31, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(E)	Not annualized.

(F)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(G)	Annualized.

(H)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational Strategic Allocation Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class C
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016 (A)

Net asset value, beginning of year	$9.11	$10.03	$9.39	$9.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.26	0.29	0.23	0.24
Net realized and unrealized gain (loss) on investments	0.80	(0.67)	0.78	0.22	(C)
Total from investment operations	1.06	(0.38)	1.01	0.46

LESS DISTRIBUTIONS:
From net investment income	(0.31)	(0.28)	(0.37)	(0.09)
From net realized gains on investments	(0.22)	(0.26)	—	(0.97)
From Return of capital	(0.06)	—	—	—
Total distributions	(0.59)	(0.54)	(0.37)	(1.06)

Net asset value, end of year	$9.58	$9.11	$10.03	$9.39

Total return (D)	11.61%	(3.83)%	10.80%	4.56	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1	$1	$1	$1
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	2.02%	1.92%	1.82%	1.89	% (G)
Expenses, net waiver and reimbursement (F)	1.45%	1.45%	1.45%	1.45	% (G)
Net investment income (F,H)	2.65%	2.89%	2.31%	3.92	% (G)
Portfolio turnover rate	62%	53%	17%	27	% (E)

(A)	The Rational Strategic Allocation Fund Class C shares commenced operations on May 31, 2016.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended December 31, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(E)	Not annualized.

(F)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(G)	Annualized.

(H)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational/ReSolve Adaptive Asset Allocation Fund
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year/Period

	Institutional
	For the	For the		For the	For the
	Year Ended	Year Ended		Year Ended	Period Ended
	December 31,	December 31,		December 31,	December 31,
	2019	2018		2017	2016 (A)

Net asset value, beginning of year/period	$23.10	$25.25		$24.33	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss) (B)	(0.02)	(0.04)		(0.32)	(0.12)
Net realized and unrealized gain (loss) on investments	4.32	(1.89)		1.26	(0.55)
Total from investment operations	4.30	(1.93)		0.94	(0.67)

LESS DISTRIBUTIONS:
From net investment income	(0.69)	—		—	—
From net realized gains on investments	(2.94)	(0.22)		(0.02)	—
From Return of capital	(0.04)	—		—	—
Total distributions	(3.67)	(0.22)		(0.02)	—

Net asset value, end of year/period	$23.73	$23.10		$25.25	$24.33

Total return (C)	18.32%	(7.64)%		3.85%	(2.68	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$51,221	$27,460		$5,883	$15,083
Ratios to average net assets
Expenses, before waiver and reimbursement	2.32%	2.90%		2.49%	3.27	% (E)
Expenses, net waiver and reimbursement	1.97%	1.97%		1.97%	1.99	% (E)
Net investment income (loss)	(0.06)%	(0.17)%		(1.33)%	(1.74	)% (E)
Portfolio turnover rate	0%	0%		0%	0	% (D)

	Class A
	For the	For the		For the	For the
	Year Ended	Year Ended		Year Ended	Period Ended
	December 31,	December 31,		December 31,	December 31,
	2019	2018		2017	2016 (A)

Net asset value, beginning of year/period	$22.96	$25.16		$24.30	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss) (B)	(0.10)	(0.11)		(0.21)	(0.13)
Net realized and unrealized gain (loss) on investments	4.30	(1.87)		1.09	(0.57)
Total from investment operations	4.20	(1.98)		0.88	(0.70)

LESS DISTRIBUTIONS:
From net investment income	(0.66)	—		—	—
From net realized gains on investments	(2.94)	(0.22)		(0.02)	—
From Return of capital	(0.04)	—		—	—
Total distributions	(3.64)	(0.22)		(0.02)	—

Net asset value, end of year/period	$23.52	$22.96		$25.16	$24.30

Total return (C)	18.01%	(7.87	)% (F)	3.57%	(2.80	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$5,425	$2,169		$130	$1
Ratios to average net assets
Expenses, before waiver and reimbursement	2.60%	3.14%		2.90%	3.52	% (E)
Expenses, net waiver and reimbursement	2.22%	2.22%		2.22%	2.24	% (E)
Net investment (loss)	(0.39)%	(0.45)%		(0.88)%	(2.09	)% (E)
Portfolio turnover rate	0%	0%		0%	0	% (D)

(A)	The Rational/ReSolve Adaptive Asset Allocation Fund Institutional Class and Class A shares commenced operations on September 30, 2016.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to consolidated financial statements.

RATIONAL FUNDS
Rational/ReSolve Adaptive Asset Allocation Fund (Continued)
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year/Period

	Class C
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016 (A)

Net asset value, beginning of year/period	$22.61	$24.96	$24.29	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss) (B)	(0.26)	(0.31)	(0.54)	(0.17)
Net realized and unrealized gain (loss) on investments	4.20	(1.82)	1.23	(0.54)
Total from investment operations	3.94	(2.13)	0.69	(0.71)

LESS DISTRIBUTIONS:
From net investment income	(0.46)	—	—	—
From net realized gains on investments	(2.94)	(0.22)	(0.02)	—
From Return of capital	(0.04)	—	—	—
Total distributions	(3.44)	(0.22)	(0.02)	—

Net asset value, end of year/period	$23.11	$22.61	$24.96	$24.29

Total return (C)	17.15%	(8.53)%	2.83%	(2.84	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$438	$322	$371	$21
Ratios to average net assets
Expenses, before waiver and reimbursement	3.37%	4.65%	3.60%	4.27	% (E)
Expenses, net waiver and reimbursement	2.97%	2.97%	2.97%	2.99	% (E)
Net investment (loss)	(1.04)%	(1.24)%	(2.26)%	(2.69	)% (E)
Portfolio turnover rate	0%	0%	0%	0	% (D)

(A)	The Rational/ReSolve Adaptive Asset Allocation Fund Class C shares commenced operations on September 30, 2016.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

See accompanying notes to consolidated financial statements.

RATIONAL FUNDS
Rational Iron Horse Fund
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Institutional
	For the	For the		For the		For the	For the	For the
	Year Ended	Year Ended		Period Ended		Year Ended	Year Ended	Year Ended
	December 31,	December 31,		December 31,		March 31,	March 31,	March 31,
	2019	2018		2017		2017	2016	2015

Net asset value, beginning of year/period	$9.75	$10.58		$10.37		$9.98	$10.19	$11.35

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.13	0.09		0.04		0.05	0.06	0.09
Net realized and unrealized gain (loss) on investments	(0.25)	(0.22)		0.54		0.51	0.05	0.44
Total from investment operations	(0.12)	(0.13)		0.58		0.56	0.11	0.53

LESS DISTRIBUTIONS:
From net investment income	(0.12)	(0.04)		(0.04)		(0.02)	(0.05)	(0.08)
From net realized gains on investments	—	(0.27)		—		(0.03)	(0.27)	(1.61)
From Return of capital	(0.54)	(0.39)		(0.33)		(0.12)	—	—
Total distributions	(0.66)	(0.70)		(0.37)		(0.17)	(0.32)	(1.69)

Net asset value, end of year/period	$8.97	$9.75		$10.58		$10.37	$9.98	$10.19

Total return (B)	(1.26)%	(1.08)%		5.69%		5.70%	1.24%	4.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$3,081	$7,076		$10,913		$8,595	$9,417	$28,191
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement	2.61%	2.34%		2.30%		3.15%	1.50%	1.32%
Expenses, net waiver and reimbursement	1.71%	1.71%		1.70%		1.70%	1.56%	1.60%
Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement	2.60%	2.36%		2.30%		3.15%	1.50%	1.32%
Expenses, net waiver and reimbursement	1.70%	1.70%		1.70%		1.70%	1.56%	1.60%
Net investment income	1.42%	0.90%		0.54%		0.51%	0.63%	0.73%
Portfolio turnover rate	77%	162%		252%		323%	279%	265%

	Class A
	For the	For the		For the		For the	For the	For the
	Year Ended	Year Ended		Period Ended		Year Ended	Year Ended	Year Ended
	December 31,	December 31,		December 31,		March 31,	March 31,	March 31,
	2019	2018		2017		2017	2016	2015

Net asset value, beginning of year/period	$9.74	$10.56		$10.36		$9.98	$10.21	$11.37

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.10	0.05		0.02		0.02	0.02	0.06
Net realized and unrealized gain (loss) on investments	(0.24)	(0.19)		0.53		0.52	0.06	0.45
Total from investment operations	(0.14)	(0.14)		0.55		0.54	0.08	0.51

LESS DISTRIBUTIONS:
From net investment income	(0.10)	(0.02)		(0.02)		(0.01)	(0.04)	(0.06)
From net realized gains on investments	—	(0.27)		—		(0.03)	(0.27)	(1.61)
From Return of capital	(0.54)	(0.39)		(0.33)		(0.12)	—	—
Total distributions	(0.64)	(0.68)		(0.35)		(0.16)	(0.31)	(1.67)

Net asset value, end of year/period	$8.96	$9.74		$10.56		$10.36	$9.98	$10.21

Total return (B)	(1.48)%	(1.20	)% (C)	5.37	% (C)	5.42%	0.90%	4.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$1,337	$1,843		$6,767		$3,732	$8,098	$12,223
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement	2.86%	2.60%		2.41%		3.26%	1.86%	1.57%
Expenses, net waiver and reimbursement	1.96%	1.96%		1.95%		1.95%	1.95%	1.85%
Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement	2.85%	2.56%		2.41%		3.26%	1.86%	1.57%
Expenses, net waiver and reimbursement	1.95%	1.95%		1.95%		1.95%	1.95%	1.85%
Net investment income	1.09%	0.51%		0.25%		0.22%	0.22%	0.49%
Portfolio turnover rate	77%	162%		252%		323%	279%	265%

(A)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational Iron Horse Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout the Year/Period

	Class C
	For the	For the	For the
	Year Ended	Period Ended	Period Ended
	December 31,	December 31,	December 31,
	2019	2018	2017 (A)

Net asset value, beginning of year/period	$9.68	$10.54	$10.37

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.07	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.25)	(0.18)	0.53
Total from investment operations	(0.18)	(0.19)	0.50

LESS DISTRIBUTIONS:
From net investment income	(0.04)	(0.02)	—
From net realized gains on investments	—	(0.27)	—
From Return of capital	(0.54)	(0.38)	(0.33)
Total distributions	(0.58)	(0.67)	(0.33)

Net asset value, end of year/period	$8.92	$9.68	$10.54

Total return (C)	(1.85)%	(1.71)%	4.89	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$1	$1	$1
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement	3.61%	3.28%	3.04	% (E)
Expenses, net waiver and reimbursement	2.71%	2.71%	2.70	% (E)
Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement	3.60%	3.82%	3.04	% (E)
Expenses, net waiver and reimbursement	2.70%	2.70%	2.70	% (E)
Net investment income (loss)	0.75%	(0.08)%	(0.44	)% (E)
Portfolio turnover rate	77%	162%	252	% (D)

(A)	The Rational Iron Horse Fund Class C shares commenced operations on April 6, 2017.

(B)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational/NuWave Enhanced Market Opportunity Fund
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Period

	Institutional			Class A			Class C
	For the	For the		For the	For the		For the	For the
	Year Ended	Period Ended		Year Ended	Period Ended		Year Ended	Period Ended
	December 31	December 31,		December 31	December 31,		December 31	December 31,
	2019	2018 (A)		2019	2018 (A)		2019	2018 (A)

Net asset value, beginning of period	$14.57	$15.00		$14.54	$15.00		$14.47	$15.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.04)	0.00	(C)	(0.08)	(0.06)		(0.20)	(0.12)
Net realized and unrealized gain on investments	3.60	1.47		3.60	1.49		3.55	1.46
Total from investment operations	3.56	1.47		3.52	1.43		3.35	1.34

LESS DISTRIBUTIONS:
From net investment income	(0.10)	(1.40)		(0.07)	(1.39)		(0.03)	(1.37)
From net realized gains on investments	(2.10)	(0.50)		(2.10)	(0.50)		(2.10)	(0.50)
Total distributions	(2.20)	(1.90)		(2.17)	(1.89)		(2.13)	(1.87)

Net asset value, end of period	$15.93	$14.57		$15.89	$14.54		$15.69	$14.47

Total return (D)	24.38%	9.95	% (E)	24.14%	9.70	% (E)	23.12%	9.08	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$34,305	$10,294		$9,689	$6,014		$451	$88
Ratios to average net assets
Expenses, before waiver and reimbursement	2.34%	3.34	% (F)	2.74%	3.68	% (F)	3.31%	4.43	% (F)
Expenses, net waiver and reimbursement	1.99%	1.99	% (F)	2.24%	2.24	% (F)	2.99%	2.99	% (F)
Net investment income (loss)	(0.22)%	(0.02	)% (F)	(0.48)%	(0.43	)% (F)	(1.20)%	(0.91	)% (F)
Portfolio turnover rate	1407%	1449	% (E)	1407%	1449	% (E)	1407%	1449	% (E)

(A)	The Rational NuWave Enhanced Market Opportunity Fund Class I, Class A and Class C commenced operations February 28, 2018.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Amount is less than $0.005.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(E)	Not Annualized

(F)	Annualized

See accompanying notes to consolidated financial statements.

RATIONAL FUNDS
Rational Special Situations Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	For the Period Ended December 31, 2019 (A)
	Institutional	Class A	Class C

Net asset value, beginning of period	$20.00	$20.00	$20.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.32	0.30	0.23
Net realized and unrealized gain on investments	0.06	0.05	0.05
Total from investment operations	0.38	0.35	0.28

LESS DISTRIBUTIONS:
From net investment income	(0.25)	(0.24)	(0.19)
From net realized gains on investments	(0.03)	(0.03)	(0.03)
Total distributions	(0.28)	(0.27)	(0.22)

Net asset value, end of period	$20.10	$20.08	$20.06

Total return (C, D)	1.91%	1.74%	1.43%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$76,833	$5,449	$1,289
Ratios to average net assets
Expenses, before waiver and reimbursement (E)	2.06%	2.21%	2.97%
Expenses, net waiver and reimbursement (E)	1.75%	2.00%	2.75%
Net investment income (E)	3.48%	3.22%	2.47%
Portfolio turnover rate (D)	14%	14%	14%

(A)	The Rational Special Situations Income Fund Institutional Class, Class A and Class C Shares commenced operations July 17, 2019.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not Annualized

(E)	Annualized

See accompanying notes to financial statements.

RATIONAL FUNDS
Rational/Pier 88 Convertible Securities Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	For the Period Ended December 31, 2019 (A)
	Institutional	Class A		Class C

Net asset value, beginning of period	$10.00	$10.00		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.03	0.02		0.02
Net realized and unrealized gain on investments	0.14	0.15		0.15
Total from investment operations	0.17	0.17		0.17

Net asset value, end of period	$10.17	$10.17		$10.17

Total return (C,D)	1.70%	1.70%		1.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$5,707	$0	(F)	$0	(F)
Ratios to average net assets
Expenses, before waiver and reimbursement (E)	7.22%	7.47%		8.22%
Expenses, net waiver and reimbursement (E)	0.99%	1.24%		1.99%
Net investment income (E)	4.22%	3.17%		3.17%
Portfolio turnover rate (F)	5%	5%		5%

(A)	The Rational/Pier 88 Convertible Securities Fund Institutional Class, Class A and Class C Shares commenced operations December 6, 2019.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not Annualized

(E)	Annualized

(F)	Amount is less than $1000.

See accompanying notes to financial statements.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
December 31, 2019	ANNUAL REPORT

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Mutual Fund and Variable Insurance Trust (the “Trust”) was organized as a Delaware statutory trust on June 23, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2019, the Trust operated 13 separate series, or mutual funds, each with its own investment objective and strategy. Rational Special Situations Income Fund and Rational/Pier 88 Convertible Securities Fund commenced operations on July 17, 2019 and December 6, 2019, respectively. Effective December 1, 2019, the Rational Dividend Capture Fund changed its name to the Rational Equity Armor Fund. Effective January 4, 2019, the Rational Hedged Return Fund changed its name to the Rational Tactical Return Fund. This report contains financial statements and financial highlights of the funds listed below (individually referred to as a “Fund”, or collectively as the “Funds”):

Fund	Sub-Advisor	Primary Objective
Rational Equity Armor Fund (“Equity Armor”) (Formerly, Rational Dividend Capture Fund)	Equity Armor Investments, LLC	Total return on investment, with dividend income an important component of that return.
Rational Tactical Return Fund (“Tactical Return”) (Formerly, Rational Hedged Return Fund)	Warrington Asset Management, LLC	Total return consisting of long-term capital appreciation and income.
Rational Dynamic Brands Fund (“Dynamic Brands”)	Accuvest Global Advisors, Inc.	Long-term capital appreciation.
Rational Strategic Allocation Fund (“Strategic Allocation”)		Current income and moderate appreciation of capital.
Rational/ReSolve Adaptive Asset Allocation Fund (“ReSolve Adaptive”)	ReSolve Asset Management, Inc.	Long-term capital appreciation.
Rational Iron Horse Fund (“Iron Horse”)	Van Hulzen Asset Management, LLC	Total return.
Rational/NuWave Enhanced Market Opportunity Fund (“NuWave Enhanced”)	NuWave Investment Management, LLC	Long-term capital appreciation.
Rational Special Situations Income Fund (“Special Situations”)	ESM Management, LLC	Total return consisting of capital appreciation and income.
Rational/Pier 88 Convertible Securities Fund (“Pier 88”)	Pier 88 Investment Partners, LLC	Total return consisting of capital appreciation and income.

The Funds are classified as diversified funds under the 1940 Act, except NuWave Enhanced, Special Situations and Pier 88, which are classified as non-diversified funds.

Currently, all Funds offer Class A, Class C and Institutional shares. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, if any, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges. Class A shares have a maximum sales charge on purchases of 5.75% for ReSolve Adaptive, Iron Horse and NuWave Enhanced and 4.75% for all other Funds as a percentage of the original purchase price. Class C shares have a contingent deferred sales charge of 1.00% on shares sold within one year of purchase. Each Fund’s prospectus provides a description of each Fund’s investment objectives, policies and strategies along with information on the classes of shares currently being offered.

Special Situations is the successor to a limited partnership, ESM Fund I, L.P., which was organized in February 2009. Effective as of the close of business on July 17, 2019, all the assets, subject to liabilities of ESM Fund I, L.P., were transferred to Special Situations in exchange for Institutional shares of Special Situations. Special Situations has substantially the same investment objectives and strategies as did ESM Fund I, L.P and have the same portfolio management team. The net asset value of the Special Situations shares resulting from these tax-free transactions on the close of business July 17, 2019, after the reorganization, was $20.00 for Institutional shares and received in-kind capital contributions of Securities valued at 22,975,567, Cash valued at 4,507,991 and Other Net Assets/Liabilities valued at (6,093) in exchange for 1,373,873 Institutional shares. Class A shares and Class C shares commenced operations on July 17, 2019. For financial reporting purposes, assets received and shares issued were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of Special Situations realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019	ANNUAL REPORT

Pier 88 is the successor to a limited partnership, Lake Como Convertible Bond Fund L.P., which was organized in March 2017. Effective as of the close of business on December 6, 2019, all the assets, subject to liabilities of Lake Como Convertible Bond Fund L.P., were transferred to Pier 88 in exchange for Institutional shares of Pier 88. Pier 88 has substantially the same investment objectives and strategies as did Lake Como Convertible Bond Fund L.P. and have the same portfolio management team. The net assets value of the Pier 88 shares resulting from these tax-free transactions on the close of business December 6, 2019, after the reorganization, was $10.00 for Institutional shares and received in-kind capital contributions of Securities valued at 5,191,205, Cash valued at 183,613 and Other Net Assets/Liabilities valued at (85,771) in exchange for 528,904 Institutional shares. Class A shares and Class C shares commenced operations on December 6, 2019. For financial reporting purposes, assets received and shares issued were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of Pier 88 realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

(2)	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies including FASB Accounting Standard Update ASU 2013-08.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Investment Valuations

In computing the NAV of the Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide the current market value of securities. Those security pricing services value equity securities (including foreign equity securities, exchange-traded funds and closed-end funds) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the counter securities, equity securities are valued at a bid price estimated by the security pricing service. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Option contracts are generally valued at the close. If the close price is outside the bid and the ask price; the quote closest to the close is used. When there is no trading volume the mean of the bid and ask is used. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect as of the close of the NYSE. Investments in open-end investment companies (except for exchange-traded funds) are valued at their respective net asset value as reported by such companies. Futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Securities for which market quotations are not readily available are valued at fair value under Trust procedures approved by the Board. In these cases, a Pricing Committee, established and appointed by the Board, determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors including, but not limited to the following: dealer quotes, published analyses by dealers or analysts regarding the security, transactions which provide implicit valuation of the security (such as a merger or tender offer transaction), the value of other securities or contracts which derive their value from the security at issue, and the implications of any other circumstances which have caused

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019	ANNUAL REPORT

trading in the security to halt. With respect to certain categories of securities, the procedures utilized by the Pricing Committee detail specific valuation methodologies to be applied in lieu of considering the aforementioned list of factors. Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant securities’ market movements occurring between the time the price of the portfolio security is determined and the close of trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of good faith fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Good faith fair valuations generally remain unchanged until new information becomes available. Consequently, changes in good faith fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based upon the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Trust calculates the NAV for each of the Funds by valuing securities held based on fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1 - unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

●	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019	ANNUAL REPORT

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2019, for each Fund’s assets and liabilities measured at fair value:

Equity Armor

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$17,404,135	$—	$—	$17,404,135
Short-Term Investments	1,158,869	—	—	1,158,869
Derivatives
Future Contracts	$40,006	$—	$—	$40,006
Total Assets	$18,603,010	$—	$—	$18,603,010
Liabilities*
Derivatives
Future Contracts	$94,608	$—	$—	$94,608
Total Liabilities	$94,608	$—	$—	$94,608

Tactical Return

Assets*	Level 1	Level 2	Level 3	Total
Short-Term Investments	$32,441,220	$104,672,513	$—	$137,113,733
Total Assets	$32,441,220	$104,672,513	$—	$137,113,733

Dynamic Brands

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$33,975,793	$—	$—	$33,975,793
Short-Term Investments	1,109,616	—	—	1,109,616
Total Assets	$35,085,409	$—	$—	$35,085,409

Strategic Allocation

Assets*	Level 1	Level 2	Level 3	Total
Mutual Funds	$8,613,110	$—	$—	$8,613,110
Exchange Traded Funds	1,047,050	—	—	1,047,050
Total Assets	$9,660,160	$—	$—	$9,660,160

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019	ANNUAL REPORT

ReSolve Adaptive

Assets*	Level 1	Level 2	Level 3	Total
Short-Term Investments	$51,772,085	$—	$—	$51,772,085
Derivatives
Futures Contracts	$529,298	$—	$—	$529,298
Total Assets	$52,301,383	$—	$—	$52,301,383
Liabilities*
Derivatives
Futures Contracts	$2,330,376	$—	$—	$2,330,376
Total Liabilities	$2,330,376	$—	$—	$2,330,376

Iron Horse

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$4,207,254	$—	$—	$4,207,254
Put Options Purchased	5,260	—	—	5,260
Short-Term Investments	774,491	—	—	774,491
Total Assets	$4,987,005	$—	$—	$4,987,005
Liabilities*
Derivatives
Call Options Written	$443,161	$—	$—	$443,161
Total Liabilities	$443,161	$—	$—	$443,161

NuWave Enhanced

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$31,099,920	$—	$—	$31,099,920
Exchange Traded Funds	905,990	—	—	905,990
Short-Term Investments	16,187,521	—	—	16,187,521
Derivatives
Futures Contracts	109,701	—	—	109,701
Total Assets	$48,303,132	$—	$—	$48,303,132
Liabilities*
Derivatives
Futures Contracts	$639,173	—	—	$639,173
Total Liabilities	$639,173	—	—	$639,173

Special Situations

Assets*	Level 1	Level 2	Level 3	Total
Bonds & Notes	$—	$73,313,912	$—	$73,313,912
Short-Term Investments	7,694,399	—	—	7,694,399
Total Assets	$7,694,399	$73,313,912	$—	$81,008,311

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019	ANNUAL REPORT

Pier 88

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$90,462	$—	$—	$90,462
Convertible Bonds	—	3,181,510	—	3,181,510
Preferred Stocks	2,104,771	—	—	2,104,771
Short-Term Investments	375,894	—	—	375,894
Total Assets	$2,571,127	$3,181,510	$—	$5,752,637

*	Refer to the Portfolios of Investments for industry classifications.

There were no level 3 securities held during the period for any Fund.

Consolidation of Subsidiaries – The consolidated financial statements of the ReSolve Adaptive and NuWave Enhanced include the accounts of RDMF Fund Ltd. (“RDMF” or “CFC”) and RNW Fund Ltd. (“RNW” or “CFC”), respectively, each wholly-owned and controlled foreign subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

Each Fund may invest up to 25% of its total assets in a controlled foreign corporation, which acts as an investment vehicle in order to affect certain investments consistent with ReSolve Adaptive and NuWave Enhanced’s respective investment objectives and policies.

	Inception Date of	CFC Net Assets as of	% of Net Assets as of
	CFC	December 31, 2019	December 31, 2019
RDMF Fund, Ltd.	8/5/2016	$ 1,275,986	2.2%
RNW Fund, Ltd.	3/2/2018	$ 1,558,432	3.5%

For tax purposes, each CFC is an exempted Cayman investment company. Each CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, a CFC is a Controlled Foreign Corporation which generates and is allocated no income which is considered effectively connected with U.S. trade or business and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, RDMF’s and RNW’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the ReSolve Adaptive and NuWave Enhanced’s investment company taxable income, respectively.

B. Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities; sales and maturities of short term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period-end, resulting from changes in the exchange rate.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019	ANNUAL REPORT

C. Derivative Instruments

Certain of the Funds may be subject to equity price risk, commodity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. Certain of the Funds may invest in various financial instruments including positions in foreign currency contracts, written and purchased option contracts and futures contracts to gain exposure to or hedge against changes in the value of equities or foreign currencies. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Futures Contracts – Certain of the Funds may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of underlying reference assets, such as equities, interest rates, commodities prices or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

Options Contracts – Certain Funds may purchase put and call options and write put and call options. The premium paid for a purchased put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized gains or losses. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds.

Written and purchased options are non-income producing securities. With options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse acts as counterparty to all exchange traded options and guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Fund’s agent in acquiring the options).

Convertible Securities – Pier 88 invests in convertible securities, which include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Advisor’s or Sub-Advisor’s opinion, the investment

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019	ANNUAL REPORT

characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise the Fund may hold or trade convertible securities.

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities and Consolidated Statements of Assets and Liabilities at December 31, 2019, were as follows:

			Location of derivatives on Statements	Fair value of asset/liability
Fund	Derivative	Risk Type	of Assets and Liabilities	derivatives
Equity Armor
	Futures	Equity	Futures unrealized appreciation	$40,006
			Futures unrealized depreciation	(94,608)
			Totals	$(54,602)
ReSolve Adaptive
	Futures	Equity	Futures unrealized appreciation	$427,933
			Futures unrealized depreciation	(439,354)
		Commodity	Futures unrealized appreciation	89,830
		Currency	Futures unrealized appreciation	11,535
			Futures unrealized depreciation	(692,337)
		Interest	Futures unrealized depreciation	(1,198,685)
			Totals	$(1,801,078)
Iron Horse Fund
	Written Options	Equity	Options Written	$443,161

NuWave Enhanced
	Futures	Equity	Futures unrealized appreciation	$7,330
			Futures unrealized depreciation	(23,701)
		Commodity	Futures unrealized appreciation	77,822
			Futures unrealized depreciation	(299,006)
		Currency	Futures unrealized appreciation	22,274
			Futures unrealized depreciation	(63,489)
		Interest	Futures unrealized appreciation	2,275
			Futures unrealized depreciation	(252,977)
			Totals	$(529,472)

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019	ANNUAL REPORT

The effect of derivative instruments on the Statements of Operations and Consolidated Statements of Operations for the Funds, for the year ended December 31, 2019, were as follows:

				Realized and unrealized gain
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	(loss) on derivatives
Equity Armor
	Futures	Equity	Net realized loss from futures	$(134,970)

	Futures	Equity	Net change in unrealized depreciation on futures	$(54,602)
Tactical Return
	Options Purchased	Equity	Net realized loss from options purchased	$(221,024)
	Options Written	Equity	Net realized gain from options written	7,994,377
				$7,773,353
ReSolve Adaptive
	Futures	Equity	Net realized gain from futures	$2,704,188
		Commodity	Net realized loss from futures	(267,964)
		Currency	Net realized gain from futures	758,039
		Interest	Net realized gain from futures	5,168,627
			Totals	$8,362,890

	Futures	Equity	Net change in unrealized appreciation on futures	$120,991
		Commodity	Net change in unrealized appreciation on futures	89,830
		Currency	Net change in unrealized depreciation on futures	(680,802)
		Interest	Net change in unrealized depreciation on futures	(2,291,778)
			Totals	$(2,761,759)
Iron Horse
	Options Purchased	Equity	Net realized loss from options purchased	(513,963)
	Options Written	Equity	Net realized loss from options written	(738,048)
				$(1,252,011)
	Options Purchased	Equity	Net change in unrealized depreciation on options purchased	$(29,159)
	Options Written	Equity	Net change in unrealized depreciation on options written	(281,172)
			Totals	$(310,331)

NuWave Enhanced
	Futures	Equity	Net realized gain from futures	$1,337,989
		Commodity	Net realized loss from futures	(888,173)
		Currency	Net realized gain from futures	261,654
		Interest	Net realized gain from futures	944,291
			Totals	$1,655,761

	Futures	Equity	Net change in unrealized depreciation on futures	$(26,380)
		Commodity	Net change in unrealized depreciation on futures	(4,867)
		Currency	Net change in unrealized depreciation on futures	(24,778)
		Interest	Net change in unrealized depreciation on futures	(460,844)
			Totals	$(516,869)

The value of derivative instruments outstanding as of December 31, 2019 as disclosed in the Portfolios of Investments (Consolidated Portfolios of Investments for ReSolve Adaptive and NuWave Enhanced) and the amounts realized and

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019	ANNUAL REPORT

changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations (Consolidated Statements of Operations for ReSolve Adaptive and NuWave Enhanced) serve as indicators of the volume of derivative activity for the Funds.

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities derivatives and the effect of the derivative instruments on the Statements of Assets and Liabilities and Consolidated Statements of Assets and Liabilities as of December 31, 2019:

				Gross Amounts of Assets Presented in the
				(Consolidated) Statement of Assets & Liabilities
		Gross Amounts	Net Amounts
	Gross Amounts	Offset in the	Presented in the
	Recognized in the	(Consolidated)	(Consolidated)
	(Consolidated)	Statements of	Statements of
	Statements of Assets	Assets and	Assets and	Financial	Cash Collateral
	and Liabilities	Liabilities	Liabilities	Instruments	Pledged/Received (1)	Net Amount
Equity Armor
Description of Asset:
Futures Contracts	$40,006	$—	$40,006	$(40,006)	$—	$—
Description of Liability:
Futures Contracts	$94,608	$—	$94,608	$40,006	$54,602	$—
ReSolve Adaptive
Description of Asset:
Futures Contracts	$529,298	$—	$529,298	$(529,298)	$—	$—
Description of Liability:
Futures Contracts	$2,330,376	$—	$2,330,376	$529,298	$1,801,078	$—
Iron Horse
Description of Liability:
Written Option	$443,161	$—	$443,161	$443,161	$—	$—
NuWave Enhanced
Description of Asset:
Futures Contracts	$109,701	$—	$109,701	$(109,701)	$—	$—
Description of Liability:
Futures Contracts	$639,173	$—	$639,173	$109,701	$529,472	$—

(1)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

D. Security Transactions and Related Income

During the period, investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities using the effective interest method. For convertible securities, premiums attributable to the conversion feature are not amortized. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date. Withholding taxes and capital gains on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

E. Dividends and Distributions to Shareholders

The amount of dividends from net investment income and net realized gains recorded on the ex-dividend date are determined in accordance with the federal income tax regulations, which may differ from GAAP and are recorded on ex-date. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. tax treatment of foreign currency gain/loss, non-deductible stock issuance costs,

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019	ANNUAL REPORT

distributions and income received from pass through investments and net investment loss adjustments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to market discounts, capital loss carryforwards and losses deferred due to wash sales, straddles and return of capital from investments. Dividends are declared separately for each class. No class has preferential rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Fund	Income Dividends	Capital Gains
Equity Armor	Monthly	Annually
Tactical Return	Annually	Annually
Dynamic Brands	Annually	Annually
Strategic Allocation	Quarterly	Annually
ReSolve Adaptive	Annually	Annually
Iron Horse	Quarterly	Annually
NuWave Enhanced	Annually	Annually
Special Situations	Monthly	Annually
Pier 88	Quarterly	Annually

Certain Funds may own shares of real estate investments trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

F. Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various Funds or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

G. Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2017 to December 31, 2018 (as applicable), or expected to be taken in the Funds’ December 31, 2019 year-end tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits, as income tax expenses in the Statements of Operations. As of December 31, 2019, the Funds did not incur any interest or penalties.

H. Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019	ANNUAL REPORT

(3)	FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Investment Advisory Fee — Rational Advisors, Inc., (the “Advisor”) serves as the Funds’ investment adviser. Under the terms of the Advisory Agreement, the Advisor manages the investment operations of the Funds in accordance with each Fund’s respective investment policies and restrictions. The Funds’ sub-advisors are responsible for the day-to-day management of each Fund’s portfolios. The Advisor provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Advisor, as of the last day of each month, an annualized fee as shown in the below table, such fees to be computed daily based upon daily average net assets of the Funds. The Funds’ sub-advisors are paid by the Advisor, not the Funds.

Fund	Advisory Fee Tiered Annual Rate
	Rate for the First $500 Million	Rate for the Next $500 Million	Rate for Excess Over $1 Billion
Equity Armor	0.75%	0.70%	0.65%
Dynamic Brands	0.75%	0.70%	0.65%
	Advisory Fee Annual Rate
Strategic Allocation	0.10%
ReSolve Adaptive	1.75%
Tactical Return	1.75%
Iron Horse	1.25%
NuWave Enhanced	1.75%
Special Situations	1.50%
Pier 88	0.85%

The Advisor has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of each Fund to the extent necessary in order to limit each Fund’s total annual fund operating expenses (exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses). For Special Situations, the Advisor has contractually agreed to waive all or a portion of its investment advisory fee (exclusive of acquired fund fees and expenses, brokerage commissions and trading costs, interest (including borrowing costs and overdraft charges), taxes, short sale dividends and interest expenses, non-routine or extraordinary expenses (such as litigation or reorganizational costs), and costs and expenses of litigation or claims on behalf of the Fund regarding portfolio investments initiated (or threatened) by the investment adviser or sub-advisor) as listed below:

	Expense Caps			Expiration
Fund	Institutional Class Shares	Class A Shares	Class C Shares
Equity Armor	1.00%	1.25%	2.00%	April 30, 2021
Tactical Return	1.99%	2.24%	2.99%	April 30, 2020
Dynamic Brands *	1.24%	1.49%	2.24%	April 30, 2020
Strategic Allocation	0.45%	0.70%	1.45%	April 30, 2021
ReSolve Adaptive	1.97%	2.22%	2.97%	April 30, 2020
Iron Horse	1.70%	1.95%	2.70%	April 30, 2020
NuWave Enhanced	1.99%	2.24%	2.99%	April 30, 2020
Special Situations	1.75%	2.00%	2.75%	April 30, 2021
Pier 88	0.99%	1.24%	1.99%	April 30, 2021

*	Prior to May 1, 2019 , the Fund’s expense cap was 1.00%, 1.25% and 2.00% for Institutional Class, Class A and Class C, respectively ..

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019	ANNUAL REPORT

Amounts waived or reimbursed in the contractual period may be recouped by the Advisor within three years of the waiver and/or reimbursement. As of December 31, 2019, the following amounts have been waived or reimbursed by the Advisor and are subject to repayment by the respective Fund:

	Amount Waived or	Expiring Beginning
Fund	Reimbursed	December 31,
Equity Armor	$161,810	2020
	156,337	2021
	137,069	2022
Tactical Return	105,599	2020
	148,732	2021
	179,111	2022
Dynamic Brands	120,009	2020
	175,690	2021
	94,974	2022
Strategic Allocation	62,598	2020
	79,043	2021
	63,678	2022
ReSolve Adaptive	117,608	2020
	148,267	2021
	140,730	2022
Iron Horse	75,447	2020
	82,832	2021
	65,603	2022
NuWave Enhanced	116,911	2021
	108,264	2022
Special Situations	66,286	2022
Pier 88	21,532	2022

The Independent Trustees are paid a quarterly retainer, and receive compensation for each committee meeting, telephonic Board meeting, and special in-person Board meeting attended. Officers receive no compensation from the Trust. The Trust reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. The Trust has no retirement or pension plans. Additional information regarding the Trust’s Trustees is available in the Funds’ Statement of Additional Information.

The Board has adopted the Trust’s Distribution Plan (the “12b-1 Plan”) which allows each Fund to pay fees up to 0.25% for Class A shares and up to 1.00% for Class C shares based on average daily net assets of each class to financial intermediaries (which may be paid through the Funds’ distributor) for the sale and distribution of these shares. Pursuant to the 12b-1 Plan, the Funds may finance from their assets certain activities or expenses that are intended primarily to result in the sale of Fund shares and to reimburse Northern Lights Distributors, LLC., the Funds’ distributor (the “Distributor or NLD”), and the Advisor for distribution related expenses. For the year ended December 31, 2019, the amounts accrued by the Funds were as follows:

	12b-1 Fees
Fund	Class A	Class C
Equity Armor	$30,263	$14,190
Tactical Return	45,956	27,435
Dynamic Brands	29,706	2,014
Strategic Allocation	24,208	11
ReSolve Adaptive	5,590	4,029
Iron Horse	3,720	8
NuWave Enhanced	18,808	1,599
Special Situations	1,434	2,237
Pier 88	—	—

Shareholder Servicing Fees - The Trust has adopted a Shareholder Services Plan pursuant to which the Funds may pay Shareholder Services Fees up to 0.25% of the average daily net assets to financial intermediaries for providing shareholder

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019	ANNUAL REPORT

assistance, maintaining shareholder accounts and communicating or facilitating purchases and redemptions of shares for Institutional, Class A and Class C Shares.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – GFS an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services and are reflected as such on the Statements of Operations. The Funds also pay GFS for any out-of-pocket expenses. Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds, which are included in printing expenses on the Statements of Operations.

On February 1, 2019, NorthStar Financial Services Group, LLC, GFS and its affiliated companies, including NLD, Northern Lights Compliance Services, LLC and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Pursuant to the Management Services Agreement between the Trust and MFund Services LLC (“MFund”), an affiliate of the Advisor, MFund provides the Funds with various management and administrative services. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee, which scales downward based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement. These fees are included in Management Service Fees on the Statements of Operations.

Pursuant to the Compliance Services Agreement, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Compliance Services Agreement. These fees are included in Compliance Officer Fees on the Statements of Operations. The amounts due to MFund at December 31, 2019 for management and chief compliance officer services are listed in the Statements of Assets and Liabilities under “Payable to related parties.”

An Officer of the Trust is also the controlling member of MFund and the Advisor, and is not paid any fees directly by the Trust for serving in such capacity.

CIM Securities, LLC acted as the broker of record on executions of purchases and sales on Equity Armor’s portfolio investments. For those services, CIM Securities, LLC received $29,385 in brokerage commissions from the Fund for the year ended December 31, 2019. Certain Officers and/or employees of PVG Asset Management Corp. the Fund’s former sub-advisor, have an affiliation with CIM Securities, LLC.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019	ANNUAL REPORT

Affiliated Funds — Affiliated companies are mutual funds that are advised by Catalyst Capital Advisors, AlphaCentric Advisors, LLC or Rational Advisors, Inc. Companies that are affiliates of the Funds at December 31, 2019, are noted in the Strategic Allocation’s Portfolio of Investments. A summary of these investments in affiliated funds is set forth below:

	Balance					Dividends	Amount of Gain
	December 31,			Balance December		Credited to	(Loss) Realized on
Fund	2018	Purchases	Sales	31, 2019	Fair Value	Income	Sale of Shares
Catalyst Buyback Strategy Fund, Inst. Sh.	$22,903	$136	$—	$23,039	$261,728	$1,541	$—
Catalyst Enhanced CoreFund Inst. Sh.	18,826	5	—	18,831	282,462	72	—
Catalyst Enhanced Income Strategy Fund, Inst. Sh.	—	108,789	—	108,789	1,222,783	42,835	—
Catalyst Insider Buying Fund, Inst. Sh.	12,960	—	—	12,960	266,071	—	—
Catalyst Insider Income Fund Inst. Sh.	77,924	1,605	26,455	53,074	508,453	15,051	3,333
Catalyst MLP & Infrastructure Fund, Inst, Sh.	158,642	21,563	30,048	150,157	606,634	10,272	(36,049)
Catalyst/MAP Global Equity Fund, Inst. Sh.	10,884	—	10,884	—	—	—	(1,000)
Catalyst/Stone Beach Income Opportunity Fund, Inst. Sh.	159,574	5,084	80,015	84,643	796,487	46,119	(35,379)
Context Insurance Linked Income Fund, Inst. Sh.	—	78,882	78,882	—	—	43,660	(61,619)
Rational Dynamic Brands Fund, Inst. Sh.	17,772	52	1,855	15,969	691,472	1	(18,848)
Rational Income Opportunities Fund, Inst. Sh.	204,208	3,026	207,234	—	—	30,682	12,296
Rational NuWave Enhanced Market Opportunity Fund, Inst. Sh.	95,849	109,426	87,719	117,556	1,872,660	173,454	50,472
Rational Special Situations Income Fund, Inst. Sh.	—	104,694	—	104,694	2,104,360	20,595	—
Strategy Shares Ecological Strategy ETF	20,968	—	20,968	—	—	—	223,253
Strategy Shares NASDAQ 7 Handl Index ETF	43,000	—	—	43,000	1,047,050	8,456	—
Strategy Shares US Market Rotation Strategy ETF	5,069	—	5,069	—	—	—	45,547
Total	$848,579	$433,262	$549,129	$732,712	$9,660,160	$392,738	$182,006

(4)	INVESTMENT TRANSACTIONS

For the year ended December 31, 2019, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Equity Armor	$64,448,979	$66,154,619
Tactical Return	—	—
Dynamic Brands	72,807,528	65,526,269
Strategic Allocation	6,054,040	6,701,221
ReSolve Adaptive	—	—
Iron Horse	5,519,150	10,683,673
NuWave Enhanced	312,239,983	298,034,141
Special Situations	56,169,022	6,462,334
Pier 88	361,672	260,225

(5)	INVESTMENT RISK

In accordance with its investment objectives and through its exposure to the managed futures programs, each of Equity Armor, ReSolve Adaptive and NuWave Enhanced may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk - Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Foreign Exchange Rate Risk - Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019	ANNUAL REPORT

Interest Rate Risk - Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk - Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

In accordance with its investment objectives and through its exposure to options, Iron Horse and Tactical Return may have increased or decreased exposure to Option Risk factors defined below:

Options Risk - The Iron Horse and Tactical Return are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of an underlying security below the purchase price of an underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretical unlimited increase in the market price of an underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Activist Strategies Risk - As part of Special Situation’s principal investment strategy, the Sub-Advisor seeks to identify “special situations” where it can seek to remedy legal, technical or structural issues it has identified in the securities held by the Fund through activist strategies, including through litigation or the threat of litigation. Such activist strategies may not be successful and may have a negative impact on the Fund, including causing the Fund to incur legal related costs and expenses and portfolio turnover if the Sub-Advisor determines to sell such securities.

Please refer to the Funds’ prospectus for a full listing of risks associated with these investments.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019	ANNUAL REPORT

(6)	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes (including options written), and its respective gross unrealized appreciation and depreciation at December 31, 2019, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Equity Armor	$18,353,499	$281,292	$(71,787)	$209,505
Tactical Return	137,075,559	38,174	—	38,174
Dynamic Brands	29,359,870	5,977,695	(252,156)	5,725,539
Strategic Allocation	9,326,739	443,510	(110,089)	333,421
ReSolve Adaptive	51,772,085	—	(1,184,354)	(1,184,354)
Iron Horse	4,445,641	489,193	(390,990)	98,203
NuWave Enhanced	49,137,696	828,246	(2,010,663)	(1,182,417)
Special Situations	74,499,350	7,760,641	(1,251,680)	6,508,961
Pier 88	5,343,421	457,818	(48,602)	409,216

(7)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year or period ended December 31, 2019 and December 31, 2018 was as follows:

For fiscal year or period ended	Ordinary	Long-Term	Return of
12/31/2019	Income	Capital Gains	Capital	Total
Equity Armor	$957,035	$—	$—	$957,035
Tactical Return	1,761,554	3,657,076	—	5,418,630
Dynamic Brands	—	129,486	—	129,486
Strategic Allocation	427,376	159,642	57,104	644,122
ReSolve Adaptive	4,161,597	3,441,482	82,748	7,685,827
Iron Horse	94,432	—	380,507	474,939
NuWave Enhanced	3,907,636	1,216,941	—	5,124,577
Special Situations	829,344	—	—	829,344
Pier 88	—	—	—	—

For fiscal year or period ended	Ordinary	Long-Term	Return of
12/31/2018	Income	Capital Gains	Capital	Total
Equity Armor	$1,586,633	$—	$—	$1,586,633
Tactical Return	172,762	252,330	—	425,092
Dynamic Brands	814,716	—	—	814,716
Strategic Allocation	385,129	259,129	—	644,258
ReSolve Adaptive	286,185	—	—	286,185
Iron Horse	322,910	121,581	391,773	836,264
NuWave Enhanced	1,717,251	278,449	—	1,995,700

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019	ANNUAL REPORT

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Equity Armor	$556,447	$—	$—	$(7,687,200)	$—	$209,505	$(6,921,248)
Tactical Return	1,083,971	1,257,794	—	(2,277,884)	—	38,174	102,055
Dynamic Brands	1,323,850	306,986	—	—	—	5,724,522	7,355,358
Strategic Allocation	—	—	(4,094)	—	—	333,421	329,327
ReSolve Adaptive	—	—	(1,275,760)	—	—	(1,167,709)	(2,443,469)
Iron Horse	—	—	(107,653)	(835,156)	(13,538)	98,203	(858,144)
NuWave Enhanced	1,165,926	87,323	—	—	—	(1,180,222)	73,027
Special Situations	437,033	—	—	(140,966)	—	6,508,961	6,805,028
Pier 88	45,580	19,213	—	—	—	409,216	474,009

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, mark-to-market on open futures and options 1256 contracts, and adjustments for partnerships, C-Corporation return of capital distributions, trust preferred securities, income on contingent convertible debt securities, and Section 305(c) deemed dividend distributions. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of $(1,017), $16,645, and $2,195 for Dynamic Brands, ReSolve Adaptive, and NuWave Enhanced, respectively. In addition, the amount listed under other book/tax differences for Iron Horse is primarily attributable to the tax deferral of losses on straddles.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
Equity Armor	$—
Tactical Return	—
Dynamic Brands	—
Strategic Allocation	—
ReSolve Adaptive	1,187,125
Iron Horse	—
NuWave Enhanced	—
Special Situations	—
Pier 88	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Equity Armor	$—
Tactical Return	—
Dynamic Brands	—
Strategic Allocation	4,094
ReSolve Adaptive	88,635
Iron Horse	107,653
NuWave Enhanced	—
Special Situations	—
Pier 88	—

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019	ANNUAL REPORT

At December 31, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains along with capital loss carry forwards utilized in the current year or period as follows:

	Non- Expiring	Non-Expiring		Capital Loss Carry
	Short-Term	Long-Term	Total	Forwards Utilized
Equity Armor	$3,936,475	$3,750,725	$7,687,200	$—
Tactical Return*	410,426	1,867,458	2,277,884	92,691
Dynamic Brands	—	—	—	—
Strategic Allocation	—	—	—	—
ReSolve Adaptive	—	—	—	571,904
Iron Horse	503,970	331,186	835,156	—
NuWave Enhanced	—	—	—	—
Special Situations	—	140,966	140,966	—
Pier 88	—	—	—	—

*	Tactical Return experienced a shareholder change in ownership resulting in an annual limitation on the amount of pre-change capital loss carry forwards available to be recognized in each year. Due to IRC Section 382 limitations, utilization of these carry forwards is limited to a maximum of $92,691 per year.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, the reclassification of Fund distributions, and adjustments for the ReSolve Adaptive and NuWave Enhanced wholly owned subsidiaries, which have a November 30 tax year end, resulted in reclassifications for the Funds for the fiscal year or period ended December 31, 2019 as follows:

	Paid In	Accumulated
	Capital	Earnings (Deficit)
Equity Armor	$—	$—
Tactical Return	—	—
Dynamic Brands	—	—
Strategic Allocation	(36,709)	36,709
ReSolve Adaptive	(156,312)	156,312
Iron Horse	—	—
NuWave Enhanced	(886,587)	886,587
Special Situations	(12,536)	12,536
Pier 88	—	—

(8)	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each underlying fund, including each exchange-traded fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

The performance of ReSolve Adaptive will be directly affected by the performance of the Fidelity Institutional Government Portfolio, Institutional Class. The financial statements of the Fidelity Institutional Government Portfolio, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of December 31, 2019, the percentage of ReSolve Adaptive’s net assets invested in the Fidelity Institutional Government Portfolio was 90.7%.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019	ANNUAL REPORT

The performance of NuWave Enhanced will be directly affected by the performance of the Federated Treasury Obligations Fund, Institutional Class. The financial statements of the Federated Treasury Obligations Fund, including the portfolio of investments, can be found at the SEC website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of December 31, 2019, the percentage of NuWave Enhanced’s net assets invested in the Federated Treasury Obligations Fund was 36.4%.

(9)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2019, the companies that held more than 25% of the voting securities of the Funds, and may be deemed to control each respective Fund, are as follows:

	Equity	Tactical	Dynamic	Strategic	ReSolve	Iron	Special	Pier
	Armor	Return	Brands	Allocation	Adaptive	Horse	Situations	88
NFS LLC (1)	48.12%	—	39.57%	95.03%	—	—	30.17%	—
Charles Schwab (1)	—	29.08%	—	—	61.97%	—	—	—
LPL Financial (1)	—	34.91%	—	—	—	37.45%	—
Jantom II Limited Partnership	—	—	—	—	—	—	—	63.48%

(1)	This owner is comprised of multiple investors and accounts.

(10)	SHARE SPLITS

Effective September 21, 2018, Dynamic Brands underwent a 1-for-10 reverse share split. The effect of the share split was to divide the number of outstanding shares of the Fund by the split factor, with a corresponding increase in the net asset value per share. This transaction did not change the net assets of the Fund or the value of a shareholder’s investment.

(11)	NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, FASB issued ASU No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. These amendments have been adopted with these financial statements.

(12)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Rational Equity Armor Fund, Rational Tactical Return Fund, Rational Dynamic Brands Fund, Rational Strategic Allocation Fund, Rational/Resolve Adaptive Asset Allocation Fund, Rational Iron Horse Fund, Rational NuWave Enhanced Market Opportunity Fund, Rational Special Situations Income Fund, and Rational/Pier 88 Convertible Securities Fund and Board of Trustees of Mutual Fund and Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Rational Equity Armor Fund, Rational Tactical Return Fund, Rational Dynamic Brands Fund, Rational Strategic Allocation Fund, Rational Iron Horse Fund, Rational Special Situations Income Fund, and Rational/Pier 88 Convertible Securities Fund, and the consolidated statements of assets and liabilities, including the consolidated portfolios of investments, of Rational/Resolve Adaptive Asset Allocation Fund and Rational NuWave Enhanced Market Opportunity Fund (the “Funds”), each a series of Mutual Fund and Variable Insurance Trust, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the years or periods indicated in the period then ended for Rational Equity Armor Fund, Rational Tactical Return Fund, Rational Dynamic Brands Fund, Rational Strategic Allocation Fund, and Rational Iron Horse Fund, and the consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years or periods in the period then ended, including the related notes, and the consolidated financial highlights for each of the years or periods indicated in the period then ended for Rational/Resolve Adaptive Asset Allocation Fund and Rational NuWave Enhanced Market Opportunity Fund, and the statements of operations and changes in net assets, and the financial highlights, including the related notes, for the period July 17, 2019 (commencement of operations) through December 31, 2019 for Rational Special Situations Income Fund, and the statements of operations and changes in net assets, and the financial highlights, including the related notes, for the period December 6, 2019 (commencement of operations) through December 31, 2019 for Rational/Pier 88 Convertible Securities Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the period ended December 31, 2015, with the exception of Rational Iron Horse Fund, were audited by other auditors whose report dated February 29, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016, with the exception of the Rational Iron Horse Fund, which we have served as the Fund’s auditor since 2011.

COHEN & COMPANY, LTD.

Chicago, Illinois

March 2, 2020

RATIONAL FUNDS
INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (07/01/19) and held for the entire period through 12/31/19.

Actual Expenses

The first section of each table below provides information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of each table provides information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses Paid	Ending
	Annualized	Account Value	Account Value	During Period	Account Value	Expenses Paid
	Expense Ratio	07/01/2019	12/31/2019	*	07/31/2019	During Period *

Rational Equity Armor Fund - Class A	1.25%	$1,000.00	$1,058.90	$6.49	$1,018.90	$6.36
Rational Equity Armor Fund - Class C	2.00%	1,000.00	1,054.90	10.36	1,015.12	10.16
Rational Equity Armor Fund - Institutional	1.00%	1,000.00	1,062.00	5.20	1,020.16	5.09
Rational Tactical Return Fund - Class A	2.24%	1,000.00	1,031.70	11.47	1,013.91	11.37
Rational Tactical Return Fund - Class C	2.99%	1,000.00	1,026.60	15.27	1,010.13	15.15
Rational Tactical Return Fund - Institutional	1.99%	1,000.00	1,033.80	10.20	1,015.17	10.11
Rational Dynamic Brands Fund - Class A	1.41%	1,000.00	1,119.00	7.53	1,018.10	7.17
Rational Dynamic Brands Fund - Class C	2.15%	1,000.00	1,114.90	11.46	1,014.37	10.92
Rational Dynamic Brands Fund - Institutional	1.17%	1,000.00	1,120.50	6.25	1,019.31	5.96
Rational Strategic Allocation Fund - Class A	0.70%	1,000.00	1,045.70	3.61	1,021.68	3.57
Rational Strategic Allocation Fund - Class C	1.45%	1,000.00	1,041.00	7.46	1,017.90	7.37
Rational Strategic Allocation Fund - Insitutional	0.45%	1,000.00	1,046.40	2.32	1,022.94	2.29
Rational/ReSolve Adaptive Asset Allocation Fund - Class A **	2.22%	1,000.00	1,046.10	11.45	1,014.01	11.27
Rational/ReSolve Adaptive Asset Allocation Fund - Class C **	2.97%	1,000.00	1,042.00	15.29	1,010.23	15.05
Rational/ReSolve Adaptive Asset Allocation Fund - Institutional **	1.97%	1,000.00	1,047.60	10.17	1,015.27	10.01
Rational Iron Horse - Class A	1.95%	1,000.00	993.10	9.80	1,015.38	9.91
Rational Iron Horse - Class C	2.30%	1,000.00	991.50	11.55	1,013.61	11.67
Rational Iron Horse - Institutional	1.70%	1,000.00	993.90	8.54	1,016.64	8.64
Rational NuWave Enhanced Market Opportunity Fund - Class A	2.24%	1,000.00	1,112.10	11.92	1,013.91	11.37
Rational NuWave Enhanced Market Opportunity Fund - Class C	2.99%	1,000.00	1,107.90	15.89	1,010.13	15.15
Rational NuWave Enhanced Market Opportunity Fund - Institutional	1.99%	1,000.00	1,113.10	10.60	1,015.17	10.11
Rational Special Situations Income Fund - Class A **+	2.00%	1,000.00	1,017.40	9.23	1,015.12	10.16
Rational Special Situations Income Fund - Class C **+	2.75%	1,000.00	1,014.30	12.67	1,011.34	13.94
Rational Special Situations Income Fund - Institutional **+	1.75%	1,000.00	1,159.90	8.65	1,016.38	8.89
Rational/Pier 88 Convertible Securities Fund - Class A ++	1.24%	1,000.00	1,112.10	0.83	1,018.95	6.31
Rational/Pier 88 Convertible Securities Fund - Class C ++	1.99%	1,000.00	1,107.90	1.32	1,015.17	10.11
Rational/Pier 88 Convertible Securities Fund - Institutional ++	0.99%	1,000.00	1,113.10	0.66	1,020.21	5.04

*	Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

**	Annualized expense ratio does not include interest expenses or dividend expenses.

+	Actual Expenses calculated from July 17, 2019 (commencement of operations) to December 31, 2019. Please note that while the Fund commenced operations on July 19, 2019, the hypothetical expenses paid during the period reflect activity for the full six month period for the purpose of comparability. This projection assumes that annualized expense ratios were in effect during the period July 1, 2019 to December 31, 2019. Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (167) divided by the number of days in the fiscal year (365).

++	Actual Expenses calculated from December 6, 2019 (commencement of operations) to December 31, 2019. Please note that while the Fund commenced operations on December 6, 2019, the hypothetical expenses paid during the period reflect activity for the full six month period for the purpose of comparability. This projection assumes that annualized expense ratios were in effect during the period July 1, 2019 to December 31, 2019. Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (23) divided by the number of days in the fiscal year (365).

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-866-447-4228. Please read it carefully before you invest or send money.

RATIONAL FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2019	ANNUAL REPORT

Consideration and Renewal of Management Agreement between Mutual Fund and Variable Insurance Trust and Rational Advisors, Inc. with respect to Rational/ReSolve Adaptive Asset Allocation Fund, Rational Equity Armor Fund, Rational Tactical Return Fund, Rational Dynamic Brands Fund, Rational Strategic Allocation Fund, and Rational/NuWave Enhanced Market Opportunity Fund.

In connection with a regular in-person meeting held on December 13, 2019, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund and Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of the renewal of the management agreement between the Trust and Rational Advisors, Inc. (“Rational”) with respect to Rational/ReSolve Adaptive Asset Allocation Fund (the “ReSolve Fund”), Rational Equity Armor Fund (the “Equity Armor Fund”), Rational Tactical Return Fund (the “Tactical Return Fund”), Rational Dynamic Brands Fund (the “Dynamic Brands Fund”), Rational Strategic Allocation Fund (the “Strategic Allocation Fund”), and Rational/NuWave Enhanced Market Opportunity Fund (the “NuWave Fund”), (together the “Funds”), each a series of the Trust (the “Management Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based upon a comprehensive evaluation and discussion of all the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Management Agreement. In connection with their deliberations regarding approval of the Management Agreement, the Trustees reviewed materials prepared by Rational (the “Rational 15(c) Response”). The Trustees also considered the information presented at Board meetings throughout the year.

Nature, Extent and Quality of Services. The Trustees reviewed the consistent and quality services provided by the dedicated team of qualified professionals at Rational. They reviewed information concerning the financial condition and resources, personnel, business operations and compliance program of Rational. The Trustees then discussed the nature of Rational’s operations and the firm’s strong culture of compliance, and noted there were no new compliance or regulatory issues. The Board considered that Rational continues to enhance its risk management program and noted that the risk management team regularly evaluates the Funds’ performance with respect to volatility, drawdowns, and returns relative to their respective investment objectives. The Board considered that Rational reviews and analyzes each Fund’s portfolio on a regular basis, and that Rational coordinates and monitors other services for each Fund, including administration, fund accounting, contract renewal, and regulatory compliance. The Board reviewed a copy of Rational’s Form ADV. After further discussion and review of the Rational 15(c)

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Response, the Trustees concluded that Rational would continue to provide an acceptable level of services to the Funds.

Performance. The Trustees reviewed the performance of each Fund relative to a peer group, its benchmarks, and its respective Morningstar category for various periods ended September 30, 2019.

ReSolve Fund. The Trustees noted that for all periods, the Fund outperformed the average performance of its peer group and Morningstar Managed Futures category. The Board also noted that the Fund outperformed its peer group and the Morningstar Tactical Allocation category for the 1- and 5-year periods but underperformed the category for that the 3- and 10-year periods. The Trustees discussed the criteria used by Rational for selecting the peer group. The Board also compared the Fund’s performance against its benchmark indices, noting that the Fund outperformed the BofAML 3 Month Treasury Bill Index and Barclays CTA Index for all periods, and outperformed the S&P 500 TR Index for the 1-year period, but underperformed the S&P 500 TR Index for the 3-, 5-, and 10-year periods. Rational reported that since March 2018, the Fund returned +6.52% annualized versus +8.14% for the S&P 500 TR Index and +3.35% for the Barclays CTA Index. The Trustees determined that the Fund’s performance was acceptable.

Equity Armor Fund. Rational stated that as Equity Armor Investments, LLC had just replaced PVG Asset Management Corporation as the Fund’s sub-advisor and the Fund now employed a new strategy. As of September 30, 2019, there was no performance report for the Fund under this new strategy. The Board concluded that it would revisit the Fund’s performance under the new strategy at a later date.

Tactical Return Fund. The Trustees noted that for 1- the and 3-year periods, the Fund outperformed the average performance of its peer group and the Managed Futures and Options-Based Morningstar categories, outperformed the Managed Futures category for the 10-year period, outperformed the peer group for the 10-year period, but had underperformed the peer group for the 5-year period and the Options-Based for the category 5- and 10-year periods, and underperformed the Managed Futures category for the 5-year period. Rational reported that since December 2017, the Fund returned +9.54% versus +9.18 % for the S&P 500 TR Index, as of September 30, 2019. Discussion followed, and it was noted that the Fund’s goal was not to outperform the S&P 500 TR Index but to keep pace with that Index and the Fund was able to do so by avoiding losses during every major period of volatility. The Board determined that it was satisfied with the Fund’s performance.

Dynamic Brands Fund. The Trustees considered that the Fund lagged the average performance of the Morningstar Large Growth category for the 1-, 3-, 5-, and 10-year periods, underperformed the peer group average for the 1-, 5-, and 10-year periods, underperformed the Morningstar Large Blend category for the 1-, 5- and 10-year periods, but outperformed the peer group and Morningstar Large Blend category for the 3-year period. The Board also noted that the Fund

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underperformed the benchmark S&P 500 TR Index for all periods. Rational commented that since the sub-advisor and strategy change in October 2017, the Fund returned +11.24% versus +10.21% for the S&P 500 TR Index, as of September 30, 2019. The Board determined that it was satisfied with the Fund’s improved performance.

Strategic Allocation Fund. The Trustees noted that the Fund outperformed its peer group average for the 1-, 3-, and 5-year periods, but underperformed the peer group for the 10-year period. The Board also considered that the Fund lagged the average performance of its Morningstar category, Allocation 50-70% Equity, for the 1-, 3-, 5-, and 10-year periods. The Board noted that the Fund underperformed its benchmark indices, the Balanced Allocation Indices Blend and the S&P 500 TR Index, for all periods. Rational commented that, when considering the Fund’s legacy performance (since the last strategy change), the Fund’s defensive positioning had allowed it to meet its investment objective with less overall risk than equities. Rational stated that with the Fund’s recent strategy change, it believed that the Fund’s legacy performance was no longer representative. The Board concluded that it would revisit the Fund’s performance under the new strategy at a later date.

Nu-Wave Fund. The Trustees noted that the Fund outperformed its peer group average, and the averages for the Morningstar categories, Allocation 75-85% Equity and Managed Futures, for the 1-, 3-, 5-, and since inception periods. The Board also compared the Fund’s performance to its benchmarks and noted that the Fund outperformed the S&P 500 TR Index for the 1- and 5-year periods; outperformed the SG CTA Mutual Fund Index for the 1-, 3-, and 5-year periods, and since inception of the Fund’s predecessor in March 2013; but underperformed the S&P 500 TR Index for the 3-year period and since inception. Rational commented that the Fund had delivered strong returns since the predecessor fund’s inception and that, since its mutual fund conversion in February 2018, the Fund has dramatically outperformed its benchmarks. The Trustees determined that the Fund’s performance was acceptable.

Fees and Expenses. The Trustees reviewed the advisory fees and net expenses for each Fund, with respect to Class A shares, as compared to its respective peer group and respective Morningstar category.

ReSolve Fund. The Trustees noted the Fund’s advisory fee was higher than the average and the highest fees for the Morningstar Tactical Allocation category, higher than the average but lower than the highest fees for the Morningstar Managed Futures category, and within its peer group range. Rational stated that it believed that the advisory fee was reasonable based on the specialized nature of the Fund’s investment strategy, the experience and performance results resulting from the sub-advisor’s implementation of the Fund’s strategy, and the experience and capabilities of Rational in selecting and monitoring sub-advisors and more complex strategies. The Trustees noted that the Fund’s net expense ratio was within the ranges of both Morningstar categories and the peer group. Following these discussions, the Trustees concluded that the advisory fee and net expenses for the Fund were reasonable.

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Equity Armor Fund. The Trustees considered that the Fund’s advisory fee was below its peer group and Morningstar Options-based category averages. The Board also compared the Fund’s advisory fee to the average advisory fee for the Morningstar Large Value category, which is expected to be the Fund’s Morningstar category under its new strategy, and noted that the Fund’s advisory fee was 12 basis points higher. Rational noted that the Morningstar Large Value category included a number of passive strategies with advisory fees that did not reflect active management approaches. The Trustees noted that the Fund’s net expense ratio was higher than the average for the peer group and both Morningstar categories. After further discussion, the Trustees concluded that the advisory fee and net expenses for the Fund were reasonable.

Tactical Return Fund. The Trustees noted that the Fund’s advisory fee was above both the peer group average and the average of the Morningstar categories: Options-based and Managed Futures. The Board considered that the Fund’s advisory fee was below the highest peer group fee, but equaled the highest advisory fee in the Morningstar Options-based category. Rational commented that the Fund offered a distinct strategy that has proven to perform well during a challenging investment environment. The Trustees noted that the Fund’s net expense ratio was above the peer group average and the Morningstar categories, but within the ranges of the peer group and Morningstar categories. After further discussion, the Trustees concluded that the advisory fee and net expenses for the Fund were reasonable.

Dynamic Brands Fund. The Trustees noted that the Fund’s advisory fee was below the peer group average, but above the average advisory fees for the Morningstar Large Growth and Morningstar Large Blend categories. The Board noted that Fund’s net expense ratio was lower than the peer group average, closer to the low end of net expenses for the peer group, and within the ranges of both Morningstar categories. After further discussion, the Trustees concluded that the advisory fee and net expenses for the Fund were reasonable.

Strategic Allocation Fund. The Trustees noted that the Fund’s advisory fee was lower than the average for both the peer group and the Morningstar Allocation 50%-70% Equity category. The Board noted that the Fund’s net expense ratio was above the average expense ratio for both its peer group and Morningstar category. After further discussion, the Trustees concluded that the advisory fee and net expenses for the Fund were reasonable.

Nu-Wave Fund. The Trustees noted that the Fund’s advisory fee was higher than the peer group average, the highest of the Morningstar Allocation 70-85% Equity category, and higher than the Morningstar Managed Futures category average. The Board noted that the Fund’s net expense ratio of was higher than the average expense ratio of its peer group and both Morningstar categories. After further discussion, the Trustees concluded that the advisory fee and net expenses for the Fund were reasonable.

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All Funds. The Trustees discussed the allocation of fees between Rational and the respective sub-advisors of the Funds relative to Rational’s respective duties and other factors. The Board agreed that the allocation of fees between Rational and each sub-advisor was appropriate.

In considering the investment strategy, range of fees within each category, and the asset size of each Fund, and in recognition of the unique strategies offered by many of the Funds, the Board determined that the advisory fees and net expenses in each case were reasonable.

Profitability. The Trustees reviewed a profitability analysis provided for each Fund. The Trustees noted that Rational realized a loss in connection with its management of each Fund, except with respect to the Resolve Fund and the NuWave Fund, where the Board noted a modest profit. The Board considered that for each Fund, no compensation for Rational’s principals and primary portfolio management team was allocated or included in the per-Fund analysis because those persons received a share of profits rather than salary. After further discussion, the Trustees concluded that the level of Rational’s profitability with respect to each Fund did not raise any concerns.

“Fall-out” Benefits. The Trustees considered fall-out benefits received by Rational and its affiliates from their relationship with each of the Funds and the Trust.

Economies of Scale. Rational stated that it anticipated that each Fund would benefit from economies of scale when it reached approximately $200 million in net assets. At that point, the total expenses of a Fund would start to fall below the amount stated in the Fund’s expense limitation agreement and Rational would no longer need to waive advisory fees and/or reimburse expenses. The Trustees noted that the Management Agreement did not contain breakpoints that reduced the fee rate on assets above specified levels. The Independent Trustees agreed that breakpoints might be an appropriate way for Rational to share its economies of scale as assets of the Funds increased. Rational said that it currently did not believe that breakpoints in any Fund’s advisory fee were appropriate. The Trustees determined, after further discussion, that economies of scale had not been reached, and agreed that the matter of economies of scale with respect to a Fund would be revisited as the Fund’s assets of the materially increased.

Conclusion. No single factor was determinative to the decision of the Trustees. Having requested, reviewed and discussed in depth such information from Rational as the Trustees believed to be reasonably necessary to evaluate the terms of the management agreement, and as assisted by the advice of Counsel, the Trustees concluded that renewal of the Management Agreement on behalf of each of the Funds was in the best interest of each Fund and its shareholders.

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Consideration and Approval of Sub-Advisory Agreement between Rational Advisors, Inc. and Equity Armor Investments, LLC with respect to Rational Equity Armor Fund.

In connection with a regular in-person meeting held on June 24, 2019, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund and Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of the proposed sub-advisory agreement between Rational Advisors, Inc. (“Rational”) and Equity Armor Investments, LLC (“Equity Armor”) with respect to Rational Equity Armor Fund (formerly Rational Dividend Capture Fund) (the “Fund”), a series of the Trust (the “Sub-Advisory Agreement”).

In considering the proposed Sub-Advisory Agreement, the Board received materials it had specifically requested relating to the proposed Sub-Advisory arrangement. The Trustees were assisted by independent legal counsel throughout the review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement. The Board also approved changes to the Fund’s principal investment strategies, which were to become effective upon the commencement of Equity Armor’s management of the Fund.

Nature, Extent and Quality of Services. The Trustees discussed the nature of Equity Armor’s operations and the experience and performance of its management team. The Trustees noted Equity Armor’s in-depth experience and knowledge of derivatives, options and futures trading and its approach to portfolio selection. The Board reviewed Equity Armor’s Form ADV, which was filed in May 2019, and the Board discussed a review of the quality of Equity Armor’s compliance program provided by the Trust’s Chief Compliance Officer (the “CCO”). The CCO confirmed that Equity Armor had an adequate compliance program reasonably designed to detect and prevent violations of applicable laws. The Trustees also reviewed the financial statements of Equity Armor as of December 31, 2018. After further discussion and review of information that Equity Armor provided in connection with the Board’s review of the Sub-Advisory Agreement, the Trustees concluded that Equity Armor would provide an acceptable level of services to the Fund.

Performance. The Board reviewed the hypothetical performance of Equity Armor Fund Hedged Dividend strategy versus its benchmark, the S&P 500 Total Return Index, for the most recent one and three year periods. The Board considered the strong investment experience of the Equity Armor investment team and anticipated that Equity Armor should be able to provide improved performance to the Fund under this new strategy.

Fees and Expenses. The Trustees discussed the proposed sub-advisory fee of 50% of the net management fee payable to Equity Armor by Rational. The Board noted this fee is lower than the

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fees Equity Armor currently receives from its other advisory clients. After discussion, the Board determined that the sub-advisory fee was reasonable.

Profitability. The Trustees reviewed a profitability analysis provided by Equity Armor. They noted that Equity Armor expected to receive a profit during each of its first two years serving as sub-adviser to the Fund. After discussion, the Trustees determined that, if assets of the Fund increased as anticipated, breakpoints would be reviewed in relationship to the profitability of both Rational and Equity Armor.

Economies of Scale. The Trustees agreed that economies of scale were a primarily an advisory fee concern and that economies of scale would be revisited when the Fund reaches significant asset levels. They concluded that the absence of breakpoints was appropriate with the current asset level and fee structure.

Conclusion. No single factor was determinative to the decision of the Trustees. Having reviewed and discussed in depth such information from Equity Armor as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

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Consideration and Renewal of Sub-Advisory Agreement between Rational Advisors, Inc. and Warrington Asset Management LLC with respect to Rational Tactical Return Fund.

In connection with a regular in-person meeting held on September 20, 2019, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund and Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, of the Trust, discussed the approval of the renewal of the sub-advisory agreement between Rational Advisors, Inc. (“Rational”) and Warrington Asset Management LLC (“Warrington”) with respect to Rational Tactical Return Fund (the “Fund”), a series of the Trust (the “Sub-Advisory Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based upon a comprehensive evaluation and discussion of all the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement. In connection with their deliberations regarding approval of the Sub-Advisory Agreement, the Trustees reviewed materials prepared by Warrington (the “Warrington 15(c) Response”). The Trustees also considered the information presented at Board meetings throughout the year.

Nature, Extent and Quality of Services. The Trustees reviewed the services Warrington provides to the Fund and information concerning the financial condition and resources, personnel, business operations, and compliance program of Warrington. The Board considered the consistency in sub-advisor personnel and acknowledged the expertise of the portfolio management team. The Board noted that Warrington’s investment process involved an analysis of both technical and fundamental indicators in developing a market opinion, and then weighing macroeconomic factors to support or modify that opinion. After further discussion and review of the Warrington 15(c) Response, the Trustees concluded that Warrington would continue to provide an acceptable level of services to the Fund.

Performance. The Trustees reviewed the performance of the Fund relative to the average performance of its peer groups, the Morningstar Operations-Based and Morningstar Managed Futures categories, and against the Fund’s benchmark, the S&P 500 TR Index, for periods ended August 31, 2019. The Board noted that the Fund outperformed both Morningstar categories and the peer group for the 1- and 3-year periods, outperformed the Managed Futures category and the peer group for the 10-year period, but underperformed both Morningstar categories and the peer group for the 5-year period and the Options-Based category for the 10-year period. The Board also noted that the Fund outperformed the S&P 500 TR Index for the 1-year period, but underperformed for the 3-, 5-, and 10-year periods. The Board noted that since December 5, 2017, when Warrington began managing the Fund, the Fund returned +17.22% versus +14.75% for the

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S&P 500 TR Index, as of August 31, 2019. Rational noted that the Fund managed flat or positive returns during all major periods of equity market volatility since Warrington has been managing the assets of the Fund. The Trustees determined that the Fund’s performance was acceptable.

Fees and Expenses. The Trustees reviewed the sub-advisory fees paid by Rational to Warrington, and noted that the fee is lower than the fee paid to Warrington by other accounts that also trade the same program. The Board determined the advisory fee was above average in both the peer group and Morningstar category but within the high and low range of fees of both the peer group and Morningstar category. The Trustees noted, with respect to Class A shares, that with the contractual expense cap in place, the Fund’s total expenses were in line with the peer group average expense ratio, and above the average expense ratios for the Morningstar category. The Trustees reviewed the split between Rational and the sub-adviser and determined it was reasonable for the services provided by Warrington. After further discussion, the Trustees concluded that the sub-advisory fee was reasonable.

Profitability. The Trustees reviewed a profitability analysis provided by Warrington with respect to the Fund, and noted that Warrington operates the Fund at a loss. After further discussion, the Trustees concluded that the Sub-Advisor’s level of profitability with respect to the Fund did not raise any concerns.

“Fall-out” Benefits. The Trustees considered fall-out benefits received by Warrington and its affiliates from their relationship with the Fund and the Trust.

Economies of Scale. The Trustees agreed that economies of scale are primarily an advisor level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Conclusion. No single factor was determinative to the decision of the Trustees. Having requested, reviewed and discussed in depth such information from Warrington as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that renewal of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

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Consideration and Renewal of Sub-Advisory Agreement between Rational Advisors, Inc. and Accuvest Global Advisors with respect to Rational Dynamic Brands Fund.

In connection with a regular in-person meeting held on September 20, 2019, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund and Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, of the Trust, discussed the approval of renewal of the sub-advisory Agreement between Rational Advisors, Inc. (“Rational”) and Accuvest Global Advisors (“Accuvest”) with respect to Rational Dynamic Brands Fund, a series of the Trust (the “Fund”) (the “Sub-Advisory Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based upon a comprehensive evaluation and discussion of all the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement. In connection with their deliberations regarding approval of the Sub-Advisory Agreement, the Trustees reviewed materials prepared by Accuvest (the “Accuvest 15(c) Response”). The Trustees also considered the information presented at Board meetings throughout the year.

Nature, Extent and Quality of Services. The Trustees reviewed the services Accuvest provides to the Fund and information concerning the financial condition and resources, personnel, business operations, and compliance program of Accuvest. The Board noted that Accuvest created and maintained the Alpha Brands Consumer Spending Index, which represented the stocks in the Fund’s investible universe. The Board considered that, in managing the Fund’s assets, Accuvest conducted macroeconomic, business cycle, quantitative, business trend, technical, currency, and interest rate analyses, as well as individual security research and overall risk management. The Board considered the consistency in Accuvest’s personnel and acknowledged the expertise of the portfolio management team. After further discussion and review of the Accuvest 15(c) Response, the Trustees concluded that Accuvest would continue to provide an acceptable level of services to the Fund.

Performance. The Trustees reviewed the performance of the Fund relative to the average performance of peer group funds and the Large Cap Growth Morningstar category, and the performance of the Fund’s benchmark, the S&P 500 TR Index for periods ended August 31, 2019. The Board noted that the Fund outperformed its peer group for the 3-year period, but underperformed the peer group for the 1-, 5-, and 10-year periods. The Board further noted that the Fund lagged the Morningstar Large Cap Growth category average returns, and the performance of the S&P 500 TR Index, for the 1-, 3-, 5-, and 10-year periods. However, based on Accuvest’s belief that the Morningstar Large Blend category was a more appropriate category

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given the Fund’s focus on leading brands rather than growth stocks, the Trustees also noted that the Fund outperformed the Morningstar Large Blend category for the 1- and 3-year periods, but underperformed that category for the 5- and 10-year periods. The Board considered that Accuvest attributed the Fund’s 1-year underperformance of the Morningstar Large Cap Growth category and the benchmark to a limited allocation to the financials sector, driven by the Fund’s focus on leading brands. The Board noted that since October 17, 2017, when Accuvest began managing the Fund, the Fund returned +23.63% versus +18.77% for the S&P 500 TR Index, as of August 31, 2019. The Board also noted Accuvest’s statement that the Fund outperformed the performance of a composite of similarly managed separate accounts for the 1-year period. The Trustees determined that the Fund’s performance was acceptable.

Fees and Expenses. The Trustees reviewed the sub-advisory fees paid by Rational to Accuvest, and noted that the fee is lower than the fees paid to Accuvest by similarly managed separate accounts and the same as the sub-advisory fees charged to a similarly managed offshore fund. The Trustees also considered that the sub-advisory fees paid to Accuvest pursuant to the Sub-Advisory Agreement were paid entirely by Rational. The Trustees concluded that the sub-advisory fee was reasonable, and agreed that the allocation of investment management fees between Rational and Accuvest was appropriate.

Profitability. The Trustees reviewed a profitability analysis provided by Accuvest with respect to the Fund, and noted that Accuvest operated the Fund at a net profit during the 2nd year and expected higher net profits during the 3rd year, in each case after taking into account Accuvest’s marketing expenses related to the Fund. The Trustees concluded that the level of the Sub-Advisor’s profitability with respect to the Fund did not raise any concerns.

“Fall-out” Benefits. The Trustees considered fall-out benefits received by Accuvest and its affiliates from their relationship with the Fund and the Trust.

Economies of Scale. The Trustees agreed that economies of scale are primarily an advisor level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Conclusion. No single factor was determinative to the decision of the Trustees. Having requested, reviewed and discussed in depth such information from Accuvest as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that renewal of the Sub-Advisory Agreement with Accuvest on behalf of the Fund was in the best interests of the Fund and its shareholders.

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Consideration and Renewal of Sub-Advisory Agreement between Rational Advisors, Inc. and ReSolve Asset Management, LLC with respect to Rational/ReSolve Adaptive Asset Allocation Fund.

In connection with a regular in-person meeting held on December 13, 2019, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund and Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, of the Trust, discussed the approval of the renewal of the Sub-Advisory Agreement between Rational Advisors, Inc. (“Rational”) and ReSolve Asset Management, LLC (“ReSolve”) with respect to Rational/ReSolve Adaptive Asset Allocation Fund (the “Fund”), a series of the Trust (the “Sub-Advisory Agreement”)

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based upon a comprehensive evaluation and discussion of all the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement. In connection with their deliberations regarding approval of the Sub-Advisory Agreement, the Trustees reviewed materials prepared by ReSolve (the “ReSolve 15(c) Response”). The Trustees also considered the information presented at Board meetings throughout the year.

Nature, Extent & Quality of Services. The Trustees discussed the services that ReSolve provides to the Fund. The Trustees reviewed information concerning the background and experience of the portfolio management and other personnel who provide services to the Fund, as well as information concerning ReSolve’s financial condition and resources, business operations, and compliance capabilities. The Board reviewed a copy of ReSolve’s Form ADV and considered the consistency in sub-advisor personnel and acknowledged the many years of expertise of the management team. The Trustees noted that ReSolve had reported no material compliance or regulatory matters. After discussion, the Trustees concluded that ReSolve had good quality and depth of personnel, resources and investment methods essential to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Fund by ReSolve were satisfactory.

Performance. The Trustees noted that for the 1-, 3-, and 5-year periods, the Fund outperformed the average performance of its peer group and Morningstar categories: Managed Futures and Tactical Allocation. The Board also noted that the Fund outperformed its peer group and the Managed Futures category for the 10-year period but underperformed the Tactical Allocation category for that period. The Trustees discussed the criteria used by Rational for selecting the peer group. The Board also compared the Fund’s performance against its benchmark indices, noting that the Fund outperformed the BofAML 3 Month Treasury Bill Index and Barclays CTA

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Index for all periods, and outperformed the S&P 500 TR Index for the 1-year period, but underperformed the S&P 500 TR Index for the 3-, 5-, and 10-year periods. Rational reported that since March 1, 2018, when ReSolve commenced serving as sub-advisor to the Fund, the Fund has returned 6.52% annualized versus 8.14% for the S&P 500 TR Index and 3.35% for the Barclays CTA Index.

The Trustees also reviewed performance information for a composite of similarly managed separate accounts for periods ended September 30, 2019 and noted that the composite outperformed its benchmark, the Global Balanced Portfolio, for the 1- and 3-year periods and since the inception of the composite.

After further discussion, the Trustees determined that the Fund’s performance was acceptable.

Fees & Expenses. The Trustees considered that the sub-advisory fees paid to ReSolve pursuant to the Sub-Advisory Agreement were entirely paid by Rational. The Trustees noted that ReSolve received 50% of the net advisory fee of assets invested in the Fund after ReSolve commenced serving as sub-advisor to the Fund. They acknowledged this was lower than the fees (1.45%) that ReSolve received for managing other accounts. The Board discussed the Fund’s strategy and determined that the sub-advisory fee was reasonable for the investment services provided. The Board also reviewed the respective duties of Rational and ReSolve, and determined the fees were allocated properly between Rational and ReSolve. The Trustees concluded that the sub-advisory fee is beneficial to shareholders and was reasonable.

Profitability. The Trustees reviewed the profitability to ReSolve of managing the Fund and noted that ReSolve’s management of the Fund was not currently profitable. ReSolve stated that it believed that the Fund’s assets needed to reach $450 million to cover its total expenses with respect to managing the Fund. After further discussion, the Trustees concluded that the level of ReSolve’s profitability with respect to the Fund did not raise any concerns.

“Fall-out” Benefits. The Trustees considered fall-out benefits received by ReSolve and its affiliates from their relationship with the Fund and the Trust.

Economies of Scale. The Trustees agreed that economies of scale are primarily an advisor-level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Conclusion. No single factor was determinative to the decision of the Trustees. Having requested, reviewed and discussed in depth such information from ReSolve as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that renewal of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

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SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2019	ANNUAL REPORT

Consideration and Renewal of Sub-Advisory Agreement between Rational Advisors, Inc. and NuWave Investment Management, LLC with respect to Rational/NuWave Enhanced Market Opportunity Fund.

In connection with a regular in-person meeting held on December 13, 2019, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund and Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, of the Trust, discussed the approval of the renewal of the sub-advisory agreement between Rational Advisors, Inc. (“Rational”) and NuWave Investment Management, LLC (“NuWave”) with respect to Rational/NuWave Enhanced Market Opportunity Fund (the “Fund”) (the “Sub-Advisory Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based upon a comprehensive evaluation and discussion of all the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement. In connection with their deliberations regarding approval of the Sub-Advisory Agreement, the Trustees reviewed materials prepared by NuWave (the “NuWave 15(c) Response”). The Trustees also considered the information presented at Board meetings throughout the year.

Nature, Extent & Quality of Services. The Trustees discussed the services that NuWave provides to the Fund. The Trustees reviewed information concerning the background and experience of the portfolio management and other personnel who provide services to the Fund, as well as information concerning the financial condition and resources, business operations and compliance program of NuWave. The Board noted that NuWave managed only one registered investment company, the Fund, and that NuWave generally invests its clients’ assets pursuant to trading strategies involving equities, futures, and forward contracts traded in U.S. and foreign markets. The Board noted that NuWave employed a modeling platform to evaluate potential investments for the Fund and that NuWave used a proprietary trading and risk management process. The Board also reviewed a copy of NuWave’s Form ADV. The Trustees considered the consistency in NuWave’s personnel and acknowledged the expertise of the portfolio management team. The Trustees noted that NuWave reported no material compliance or regulatory matters. After discussion, the Trustees concluded that NuWave had personnel, resources and operations essential to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of the sub-advisory services provided to the Fund by NuWave were acceptable.

Performance. The Trustees reviewed the performance of the Fund relative to the average performance of its peer group, the Morningstar Allocation 75-85% Equity category (the

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SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2019	ANNUAL REPORT

“Allocation category”), and the Morningstar Managed Futures category, and relative to the Fund’s benchmark indices, the S&P 500 TR Index and the SG CTA Mutual Fund Index, for various periods ended September 30, 2019. The Board noted that Rational believed that the Managed Futures category was more appropriate given the Fund’s investment strategy, although Morningstar placed the Fund in the Allocation category due to the Fund’s investment in equity securities. The Trustees discussed the criteria used by Rational for selecting the peer group. The Trustees noted that the Fund was designed to provide long-side U.S. equity exposure complemented by non-correlated return opportunities from diversified long and short exposures to commodity and financial futures markets. The Board noted that the Fund outperformed both Morningstar categories and the peer group for the 1-, 3-, and 5-year periods and since inception. The Board also noted that the Fund outperformed the SG CTA Mutual Fund Index for the 1-, 3-, and 5-year periods and since inception, and outperformed the S&P 500 TR Index for the 1- and 5-year periods, but underperformed the S&P 500 TR Index for the 3-year period and since inception. Rational stated that performance of the NuWave strategy has been strong since inception in March 2013 due to NuWave’s ability to capture alpha while balancing the risks associate with the underlying investment components. The Board noted that since its conversion to a mutual fund in February 2018, the Fund has dramatically outperformed its benchmarks. The Trustees determined that the performance of the Fund was acceptable.

Fees & Expenses. The Trustees considered that the sub-advisory fees paid to NuWave pursuant to the Sub-Advisory Agreement were paid entirely by Rational. The Trustees noted that NuWave received fees equal to an annual rate of 0.67% of the Fund’s average daily net assets, after waivers. They acknowledged that this was lower than the fees NuWave received for managing other pooled investment vehicles and private accounts. The Trustees discussed the Fund’s strategy and concluded that the sub-advisory fee was reasonable given the Fund’s strategy and is beneficial to shareholders.

The Board considered the respective duties of Rational and NuWave and analyzed how fees were allocated between NuWave and Rational. After consideration and discussion, the Trustees decided that the Fund’s investment management fees were allocated appropriately between NuWave and Rational.

Profitability. The Trustees reviewed the profitability of NuWave from sub-advising the Fund and noted that NuWave was not currently profitable. The Board concluded that excessive profitability of NuWave with regards to the Fund was not a concern at this time.

“Fall-out” Benefits. The Trustees considered fall-out benefits received by NuWave and its affiliates from their relationship with the Fund and the Trust.

Economies of Scale. The Trustees agreed that economies of scale are primarily an advisor level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

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SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2019	ANNUAL REPORT

Conclusion. No single factor was determinative to the decision of the Trustees. Having requested, reviewed and discussed in depth such information from NuWave as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that renewal of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

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SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2019	ANNUAL REPORT

Consideration and Approval of Management Agreement between the Mutual Fund and Variable Insurance Trust and Rational Advisors, Inc. with respect to Rational Special Situations Income Fund.

In connection with a regular in-person meeting held on March 22, 2019, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund and Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, of the Trust, discussed the approval of the proposed management agreement between the Trust and Rational Advisors, Inc. (“Rational”) with respect to Rational Special Situations Income Fund (the “Fund”), a newly established series of the Trust (the “Management Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based upon a comprehensive evaluation and discussion of all the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Management Agreement. In connection with their deliberations regarding approval of the Management Agreement, the Trustees reviewed materials prepared by Rational (the “Rational 15(c) Response”).

Nature, Extent and Quality of Services. The Trustees noted their familiarity with the key personnel serving other funds currently advised by Rational and discussed the consistent and quality services provided by the dedicated team of qualified professionals at Rational. The Trustees then discussed the nature of Rational’s operations, its financial condition and resources, and the firm’s strong culture of compliance, noting there were no new compliance or regulatory issues. The Board considered that Rational continues to enhance its risk management program and noted that the risk management team regularly evaluates the performance of the other funds it manages with respect to volatility and returns relative to their investment objectives. The Board considered that Rational would review and analyze the Fund’s portfolio on a regular basis, and that Rational would coordinate and monitor other services for the Fund, including administration, fund accounting, contract renewal, and regulatory compliance. The Board reviewed a copy of Rational’s Form ADV. After further discussion and review of the Rational 15(c) Response, the Trustees concluded that Rational would provide an acceptable level of services to the Fund.

Performance. The Trustees reviewed the performance of ESM Fund I LP, a private fund managed by ESM Management LLC, the proposed sub-advisor of the Fund, with substantially the same investment policies as the Fund (the “ESM Fund”) for recent 1-, 3-, 5-, and 10-year periods and since the ESM Fund’s inception in 2009. The Trustees noted that it was proposed that the ESM Fund would merge its assets with the Fund, which had not yet commenced operations. The Board reviewed the ESM Fund’s performance relative to its benchmark, the Bloomberg Barclays US MBS

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SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2019	ANNUAL REPORT

Index TR Unhedged, and noted that the private fund outperformed its benchmark for all periods. The Trustees also reviewed the performance of other funds advised by Rational and were satisfied with that performance, and discussed Rational’s oversight of sub-advisors. The Board agreed the investment strategy proposed for the Fund with Rational’s oversight could provide favorable returns to the Fund’s prospective shareholders.

Fees and Expenses. The Trustees reviewed the proposed annual advisory fee for the Fund of 1.50% and noted that it was above its peer group average, and was at the high end of the Morningstar Multisector Bond and Morningstar Nontraditional Bond categories. The Board agreed that the level of the advisory fee was warranted due to the unique and specialized alternative nature of the Fund’s proposed investment strategy. The Trustees reviewed the Fund’s planned expense cap of 1.75%, 2.00% and 2.75%, on Institutional, Class A and Class C shares, respectively, to be effective through April 30, 2021. They noted that the cap would keep the Fund’s net expense ratio at mid-range range for both its peer group and Morningstar categories. The Trustees concluded that the proposed advisory fee and estimated net expenses were reasonable.

Profitability. The Trustees reviewed the profitability analysis provided by Rational, as included in the Rational 15(c) Response. They noted that for the first year, based on average net assets for the Fund of $19 million, Rational expected to operate the Fund at a small loss, while for the second year, based on average net assets of $37 million, Rational expected modest profits. After discussion, the Trustees agreed that at the Fund’s projected asset level for the foreseeable future, the level of Rational’s profitability with respect to the Fund did not raise any concerns. The Board concluded that breakpoints in the advisory fee would be considered as the Fund increased in size.

”Fall-out” Benefits. The Trustees considered fall-out benefits received by Rational and its affiliates from their relationship with the Fund and the Trust.

Economies of Scale. The Trustees considered whether there would be economies of scale with respect to the management of the Fund. The Trustees noted that economies of scale were not anticipated to be reached during the initial period of the Management Agreement, and agreed that the matter of economies of scale would be revisited when the Fund reached significant asset levels.

Conclusion. No single factor was determinative to the decision of the Trustees. Having requested, reviewed and discussed in depth such information from Rational as the Trustees believed to be reasonably necessary to evaluate the terms of the management agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was reasonable and that approval of the proposed Management Agreement on behalf of the Fund was in the best interests of the Fund and its prospective shareholders.

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SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2019	ANNUAL REPORT

Consideration and Approval of Sub-Advisory Agreement between Rational Advisors, Inc. and ESM Management LLC with respect to Rational Special Situations Income Fund.

In connection with a regular in-person meeting held on March 22, 2019, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund and Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” a s that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of the proposed sub-advisory agreement between Rational Advisors, Inc. (“Rational”) and ESM Management LLC (“ESM”) with respect to Rational Special Situations Income Fund (the “Fund”), a newly established series of the Trust (the “Sub-Advisory Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based upon a comprehensive evaluation and discussion of all the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement. In connection with their deliberations regarding approval of the Sub-Advisory Agreement, the Trustees reviewed materials prepared by ESM (the “ESM 15(c) Response”).

Nature, Extent and Quality of Services. The Trustees then discussed the nature of ESM’s operations and the experience of its management team. The Trustees noted ESM’s knowledge of mortgage-backed securities and experience identifying and exploiting structural flaws in such securities. The Board reviewed a copy of ESM’s Form ADV, and the Board discussed a review of the quality of ESM’s compliance program provided by the Trust’s Chief Compliance Officer (the “CCO”). The CCO confirmed that ESM had an adequate compliance program reasonably designed to prevent violations of applicable laws. After further discussion and review of the ESM 15(c) Response, the Trustees concluded that the Sub-Advisor would provide an acceptable level of services to the Fund.

Performance. The Trustees reviewed the performance of ESM Fund I LP, a private fund managed by ESM, with substantially the same investment policies as the Fund (the “ESM Fund”) for recent 1-, 3-, 5-, and 10-year periods and since the ESM Fund’s inception in 2009. The Trustees noted that it was proposed that the ESM Fund would merge its assets with the Fund, which had not yet commenced operations. The Board reviewed the ESM Fund’s performance relative to its benchmark, the Bloomberg Barclays US MBS Index TR Unhedged, and noted that the private fund outperformed its benchmark for all periods. The Board agreed that ESM had the potential to provide favorable returns to the Fund’s prospective shareholders.

Fees and Expenses. The Trustees noted that the current management fees payable to ESM with respect to the ESM Fund ranged from 1.0% to 1.5% of assets. It was noted that ESM currently

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December 31, 2019	ANNUAL REPORT

offered new investors in the ESM Fund a 0% management fee and 30% performance fee structure. The Board noted that ESM would receive 100% of the advisory fee (1.50% of net assets) on the assets of the ESM Fund and 50% of the net advisory fee paid (0.75% of net assets) by the Fund on all other net assets of the Fund. The Trustees then considered the expertise necessary to execute the Fund’s investment strategy and, thereafter, concluded that the proposed sub-advisory fee was reasonable.

The Board considered the services provided by Rational and ESM and analyzed how fees were allocated between Rational and ESM. After consideration and discussion, the Trustees decided that the fees were allocated appropriately between Rational and ESM.

Profitability. The Trustees reviewed a profitability analysis provided by ESM included in the ESM 15(c) Response. The Trustees discussed the profits anticipated by ESM during the first two years of the Fund’s operations and acknowledged that, although ESM expected a profit for each year, the profit was reasonable.

“Fall-out” Benefits. The Trustees considered fall-out benefits received by ESM and its affiliates from their relationship with the Fund and the Trust.

Economies of Scale. The Trustees agreed that economies of scale were a primarily an advisory fee concern and that economies of scale would be revisited when the Fund reached significant asset levels. They concluded that the absence of breakpoints was appropriate with the current asset level and fee structure.

Conclusion. No single factor was determinative to the decision of the Trustees. Having requested, reviewed and discussed in depth such information from ESM as the Trustees believed to be reasonably necessary to evaluate the terms of the proposed Sub-Advisory Agreement and as assisted by the advice of counsel, the Trustees concluded that the fee structure was reasonable and approval of the proposed Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

RATIONAL FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2019	ANNUAL REPORT

Consideration and Approval of Management Agreement between Mutual Fund and Variable Insurance Trust and Rational Advisors, Inc. with respect to Rational/Pier 88 Convertible Securities Fund.

In connection with a regular in-person meeting held on June 24, 2019, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund and Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, of the Trust, discussed the approval of the proposed management agreement between the Trust and Rational Advisors, Inc. (“Rational”) with respect to Rational/Pier 88 Convertible Securities Fund (the “Fund”), a newly established series of the Trust (the “Management Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based upon a comprehensive evaluation and discussion of all the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Management Agreement. In connection with their deliberations regarding approval of the Management Agreement, the Trustees reviewed materials prepared by Rational (the “Rational 15(c) Response”).

Nature, Extent and Quality of Services. The Trustees noted their familiarity with the key personnel serving other funds currently advised by Rational and discussed the consistent and quality services provided by the dedicated team of qualified professionals at Rational. The Trustees then discussed the nature of Rational’s operations, its financial condition and resources, and the firm’s strong culture of compliance, noting there were no new compliance or regulatory issues. The Board considered that Rational continues to enhance its risk management program and noted that the risk management team regularly evaluates the performance of the other funds it manages with respect to volatility and returns relative to their investment objectives. The Board considered that Rational would review and analyze the Fund’s portfolio on a regular basis, and that Rational would coordinate and monitor other services for the Fund, including administration, fund accounting, contract renewal, and regulatory compliance. The Board reviewed a copy of Rational’s Form ADV. After further discussion and review of the Rational 15(c) Response, the Trustees concluded that Rational would provide an acceptable level of services to the Fund.

Performance. The Trustees reviewed the performance of Lake Como Convertible Bond Fund, L.P., a private fund managed by the Fund’s proposed sub-adviser, Pier 88 Investment Partners, LLC (“Pier 88”) with substantially the same investment policies as the Fund (“Lake Como”), for the period from the private fund’s inception in March 2017 through April 30, 2019. The Trustees noted that it was proposed that Lake Como would merge its assets with the Fund, which had not yet commenced operations. The Board reviewed Lake Como’s performance relative to its

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SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2019	ANNUAL REPORT

benchmarks, the Bloomberg Barclays US Convertibles Composite TR Index (the “Bloomberg Convertibles Index”) and the Blomberg Barclays US Aggregate TR Index (the “Bloomberg Aggregate Index”). The Board noted that Lake Como out-performed both indices for the 1-year period, and out-performed the Bloomberg Aggregate Index but under-performed the Bloomberg Convertibles Index since inception. The Board noted that although Lake Como’s investment strategy performed in line with its stated objectives and its benchmark indices, and provided upside participation with downside protection, Lake Como’s performance nevertheless lagged a similarly managed separate account of Pier 88 and its benchmark during the year ended December 31, 2017, the private fund’s first year of operations, due to a low level of assets. Pier 88 noted that, although the Fund would continue Lake Como’s performance record, the Board should also consider the larger separate account’s performance history, which dated back to April 2016. Pier 88 stated that a larger pool of assets, which is expected for the launch of the Fund, should enable the investment team to construct a balanced portfolio. The Trustees determined that the Fund’s performance would be acceptable under Rational and Pier 88’s management.

Fees and Expenses. The Trustees reviewed the proposed advisory fees for the Fund of 0.85% as compared to a peer group of convertible bond funds and determined that the advisory fee was well within range of the average advisory fees of the peer group and the Morningstar Convertibles category. Regarding the estimate expense ratio of 0.99% for Class I shares, the Trustees noted that it was near the lower range of net expense ratios of the peer group and Morningstar category. The Trustees discussed the allocation of fees between Rational and Pier 88 relative to their respective duties to the Fund and other factors. The Board agreed that the allocation of fees between Rational and Pier 88 was appropriate. The Trustees concluded that the proposed management fee was reasonable.

Profitability. The Trustees reviewed the projected profitability analysis provided by Rational with respect to the Fund, and noted that Rational projected net losses for the first two years of managing the Fund. The Trustees considered that the projections included the reimbursement of Fund expenses pursuant to any expense limitation agreement. After discussion, the Trustees concluded that at the Fund’s projected asset level for the foreseeable future, the level of Rational’s profitability with respect to the Fund was reasonable.

“Fall-out” Benefits. The Trustees considered fall-out benefits received by Rational and its affiliates from their relationship with the Fund and the Trust.

Economies of Scale. The Trustees considered that with the current fee structure, the Fund would not benefit from economies of scale until around $3.5 billion in assets. The Trustees considered that, at that point, incremental asset increases would no longer reduce the amount of fee waiver. The Board agreed that breakpoints could be considered in the future that would allow Rational to share its economies of scale as the Fund’s assets increased.

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SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2019	ANNUAL REPORT

Conclusion. No single factor was determinative to the decision of the Trustees. Having requested, reviewed and discussed in depth such information from Rational as the Trustees believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Trustees concluded that approval of the Management Agreement on behalf of the Fund was in the best interests of the Fund and its prospective shareholders.

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SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2019	ANNUAL REPORT

Consideration and Approval of Sub-Advisory Agreement between Rational Advisors, Inc. and Pier 88 Investment Partners, LLC with respect to Rational/Pier 88 Convertible Securities Fund.

In connection with a regular in-person meeting held on June 24, 2019, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund and Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, of the Trust, discussed the approval of the proposed sub-advisory agreement between Rational Advisors, Inc. (“Rational”) and Pier 88 Investment Partners, LLC (“Pier 88”) with respect to Rational/Pier 88 Convertible Securities Fund (the “Fund”), a newly established series of the Trust (the ”Sub-Advisory Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation and discussion of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement. In connection with their deliberations regarding approval of the Sub-Advisory Agreement, the Trustees reviewed materials prepared by Pier 88 (the “Pier 88 15(c) Response”).

Nature, Extent and Quality of Services. The Trustees discussed the nature of Pier 88’s operations and the experience of its management. The Trustees considered Pier 88’s in-depth experience and knowledge of the convertible bond market, and its approach to portfolio selection. The Board noted that one of the Fund’s proposed portfolio managers, Francis T. Timons, had managed a $4 billion convertible securities fund for Lord Abbett prior to founding Pier 88 in 2013. The Board reviewed a copy of Pier 88’s Form ADV, and the Board discussed a review of the quality of Pier 88’s compliance program provided by the Trust’s Chief Compliance Officer (the “CCO”). The CCO confirmed that Pier 88 had an adequate compliance program reasonably designed to prevent violations of applicable laws. The Trustees also reviewed Pier 88’s financials for the 12-month periods ended December 31, 2018 and 2017. After further discussion and review of the Pier 88 15(c) Response, the Trustees concluded that Pier 88 would provide an acceptable level of services to the Fund.

Performance. The Trustees reviewed the performance of Lake Como Convertible Bond Fund, L.P., a private fund managed by Pier 88 with substantially the same investment policies as the Fund (“Lake Como”), for the period from the private fund’s inception in March 2017 through April 30, 2019. The Trustees noted that it was proposed that Lake Como would merge its assets with the Fund, which had not yet commenced operations. The Board reviewed Lake Como’s performance relative to its benchmarks, the Bloomberg Barclays US Convertibles Composite TR Index (the “Bloomberg Convertibles Index”) and the Blomberg Barclays US Aggregate TR Index (the “Bloomberg Aggregate Index”). The Board noted that Lake Como out-performed both indices for the 1-year period, and out-performed the Bloomberg Aggregate Index but under-performed the Bloomberg Convertibles Index since inception. The Board noted that although Lake Como’s investment strategy performed in line with its stated objectives and its benchmark indices, and provided upside participation with downside protection, Lake Como’s performance nevertheless lagged a similarly managed separate account of

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SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2019	ANNUAL REPORT

Pier 88 and its benchmark during the year ended December 31, 2017, the private fund’s first year of operations, due to a low level of assets. Pier 88 noted that, although the Fund would continue Lake Como’s performance record, the Board should also consider the larger separate account’s performance history, which dated back to April 2016. Pier 88 stated that a larger pool of assets, which is expected for the launch of the Fund, should enable the investment team to construct a balanced portfolio. After further discussion, the Trustees concluded that Pier 88 would be able to deliver an acceptable level of Fund performance.

Fees and Expenses. The Trustees reviewed the proposed fees payable to Pier 88 by Rational of 50% of the 0.85% advisory fee. It was noted that Pier 88 currently managed Lake Como at a fee rate 0.75% per annum, with a planned increase to 1.0% in June 2019. The Board noted the proposed sub-advisory fee was lower than the current fees that Pier 88 received for the same services. The Board found it to be reasonable for the active portfolio management services to be provided by Pier 88, including the allocation of responsibilities between Rational and Pier 88. The Trustees concluded that the proposed sub-advisory fee was reasonable.

Profitability. The Trustees reviewed a profitability analysis provided by Pier 88, as included in the Pier 88 15(c) Response. They noted that Pier 88 projected net losses for the first two years of managing the Fund. The Trustees considered that the projections included the reimbursement of Fund expenses pursuant to any expense limitation agreement. After discussion, the Trustees agreed that at the Fund’s projected asset level for the foreseeable future, there was no concern of excessive profits. After further discussion, the Trustees determined that as assets of the Fund increased, the Trustees would review the possible establishment of management fee breakpoints.

”Fall-out” Benefits. The Trustees considered fall-out benefits received by Pier 88 and its affiliates from their relationship with the Fund and the Trust.

Economies of Scale. The Trustees agreed that economies of scale were primarily an advisory fee concern and that economies of scale would be revisited when the Fund reached significant asset levels. They concluded that the absence of breakpoints was appropriate in light of the projected level of assets.

Conclusion. No single factor was determinative to the decision of the Trustees. Having requested, reviewed and discussed such information from Pier 88 as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the approval of the Sub-Advisory Agreement with Pier 88 on behalf of the Fund was in the best interests of the Fund and its prospective shareholders.

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Boards of Trustees and Trust Officers (Unaudited)
December 31, 2019	ANNUAL REPORT

Independent Trustees Background

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held During Past 5 Years
Tobias Caldwell Year of Birth: 1967	Chairman of the Board and Trustee	Since January 2016	Managing Member, Genovese Family Enterprises, LLC (1999 – present) (real estate firm); Managing member, PTL Real Estate, LLC (2000 – present) (real estate/investment firm); Managing member, Bear Properties, LLC (2006 - present) (real estate firm).	56	Chairman of the Board, Strategy Shares (2016-present); Lead Independent Trustee and Chair of Audit Committee, Mutual Fund Series Trust (2006-present); Independent Trustee and Chair of Audit Committee, Variable Insurance Trust (2010-present); Trustee, M3Sixty Trust (2016-present); Chairman of the Board, AlphaCentric Prime Meridian Income Fund (July 2018 to present).

Stephen P. Lachenauer Year of Birth: 1967	Chair of the Audit Committee and Trustee	Since January 2016	Attorney, private practice (2011 to present).	17	Trustee and Chair of the Audit Committee, Strategy Shares (2016 – present); Trustee, TCG Financial Series Trusts I-X (2015-present); Trustee and Chair of the Audit Committee, AlphaCentric Prime Meridian Income Fund (July 2018 – present).

Donald McIntosh Year of Birth: 1967	Trustee	Since January 2016	Business Control & Risk Management Advisor, Santander Bank (February 2019 - present); Quality Control Advisor, Santander Bank (July 2016 – January 2019); Credit risk review analyst, Santander Holdings USA (May 2015 – 2016); Governance analyst, Santander Bank (2011 – April 2015).	17	Trustee, Strategy Shares (2016– present); Trustee, TCG Financial Series Trusts I-X (2015-present); Trustee, AlphaCentric Prime Meridian Income Fund (July 2018– present).

Note: Donald McIntosh is the brother-in-law of Jerry Szilagyi.

*	The term of office of each Trustee is indefinite.

**	The “Fund Complex” includes the Trust, Strategy Shares, Mutual Fund Series Trust, Variable Insurance Trust, AlphaCentric Prime Meridian Income Fund and the TCG Financial Series Trusts I-X, each a registered investment company.

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December 31, 2019	ANNUAL REPORT

Officers*

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years
Jerry Szilagyi Year of Birth: 1962	President	Since April 2016	President, Rational Advisors, Inc., 1/2016 - present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 – Present; President, Abbington Capital Group LLC, 1998- present; CEO, Catalyst Capital International, LLC 2017-present; President, USA Mutuals, Inc., 3/2011 to 7/2016; President, Cross Sound LLC, 6/11 to 7/2016.

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since April 2016	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2012.

Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since April 2016	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012.

Frederick J. Schmidt Year of Birth: 1959	Chief Compliance Officer	Since April 2016	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.

Jennifer A. Bailey Year of Birth: 1968	Secretary	Since April 2016	Director of Legal Services, MFund Services LLC, 2/2012 to present.

Michael Schoonover Year of Birth: 1983	Vice President	Since June 2018	Chief Operating Officer, Catalyst Capital Advisors LLC & Rational Advisors, Inc., June 2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to present; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; Senior Analyst, Catalyst Capital Advisors LLC, 3/2013 to 12/2013.

*	Officers do not receive any compensation from the Trust.

PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND & VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund & Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund & Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-800-253-0412

PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

What we do:
How does Mutual Fund & Variable Insurance Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund & Variable Insurance Trust collect my personal information?

We collect your personal information, for example, when you:

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund & Variable Insurance Trust does not share with affiliates.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

●     Mutual Fund & Variable Insurance Trust doesn’t share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund & Variable Insurance Trust doesn’t jointly market.

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 800-253-0412. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. Beginning April 30, 2020, the Funds will make these filings on Form N-PORT. These filings are available on the SEC’s website at www.sec.gov. You may also access this information at www.rationalmf.com by selecting “Form N-Q” or for fillings made on April 30, 2020 or later, “Form N-PORT.”

Rational Advisors, Inc., serves as Investment Advisor to the Funds.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

Shareholder Services: 800-253-0412

Item 2.	Code of Ethics.

(a) The Registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Fiscal year ended 2019: $92,250

Fiscal year ended 2018: $76,500

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

Fiscal year ended 2019: $0

Fiscal year ended 2018: $0

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Fiscal year ended 2019: $22,500

Fiscal year ended 2018: $20,000

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2019: $0

Fiscal year ended 2018: $0

(e)(1) The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the Registrant.

(e)(2) There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g) All non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for the fiscal years ended June 30, 2016 and 2015, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the Registrant's principal accountant for the Registrant's adviser.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included in annual report to shareholders filed under item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-Ended Management Investment Companies

Not applicable.

Item 13.	Exhibits.

(1)       Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)       Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Mutual Fund and Variable Insurance Trust

By (Signature and Title)	/s/ Jerry Szilagyi
Jerry Szilagyi, President and Principal Executive Officer

Date	3/10/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jerry Szilagyi
Jerry Szilagyi, President and Principal Executive Officer

Date	3/10/20

By (Signature and Title)	/s/ Erik Naviloff
Erik Naviloff, Treasurer and Principal Financial Officer

Date	3/10/20